TRAVELERS LIFE & ANNUITY
           CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV POLICY

                    ISSUED BY THE TRAVELERS INSURANCE COMPANY

                        SUPPLEMENT DATED DECEMBER 2, 2005
                                     TO THE
                          PROSPECTUS DATED MAY 2, 2005

This supplements the information contained in the Prospectus for the Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance IV Policy dated May 2, 2005, as supplemented.

The All Cap Fund of the Salomon Brothers Variable Series Funds Inc. is available under the Policy. Accordingly, the Fund's name is hereby added to the list of available Funds on page 1 of the Prospectus. In addition, the "+" symbol appearing at the end of the Fund's name on page 12 of the Prospectus is hereby removed.

The following paragraph replaces the second, third and fourth paragraphs on page D-1 of Appendix D:

The first table illustrates that the MAXIMUM GUARANTEED Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and maximum guaranteed (i) Front-End Sales Expense Charges, (ii) Mortality and Expense Risk Charge, and (iii) Monthly Sales Expense Charge. The second table repeats the format of the first example, but assumes that a portion of the Death Benefit comes from the Insured Term Rider; the Rider portion is based on the amount a representative Policy would typically include.

The following paragraph replaces the corresponding paragraph on page D-1 of Appendix D.

After deduction of the Fund expenses and Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.28%, 3.72% and 9.72%, respectively, on a guaranteed basis. These approximate net annual rates of return do not reflect the deduction of the Cost of Insurance Charge, the Policy Administrative Expense Charge and Monthly Sales Expense Charge.

The attached hypothetical illustrations replace, in their entirety, the hypothetical illustrations that appear on pages D-3 through D-6 of Appendix D.

                                TRAVELERS CORPORATE VARIABLE LIFE IV
                          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                                     LEVEL DEATH BENEFIT OPTION
                         HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                                     WITHOUT INSURED TERM RIDER

MALE ISSUE AGE 46                                                                                    TOTAL FACE AMOUNT     710,368
GUARANTEED ISSUE, NON-SMOKER                                                                         BASE FACE AMOUNT:     710,368
ANNUAL PREMIUM: $42,000                                                                              TERM FACE AMOUNT:           0

                                          0%                              6%                                  12%
                            =============================== ================================ =======================================
                   TOTAL
       ANNUAL    PREMIUMS
      PREMIUM     WITH 5%    CONTRACT  SURRENDER   DEATH     CONTRACT  SURRENDER    DEATH      CONTRACT     SURRENDER      DEATH
YEAR   OUTLAY    INTEREST     VALUE      VALUE    BENEFIT     VALUE      VALUE     BENEFIT       VALUE        VALUE       BENEFIT
---- ---------- ----------- ---------- --------- ---------- ---------- ---------- ---------- ------------- ------------ ------------
  1   $42,000      $44,100    $31,744    $31,744   $710,368    $33,823   $33,823   $710,368       $35,905      $35,905     $710,368
  2   $42,000      $90,405    $62,664    $62,664   $710,368    $68,818   $68,818   $710,368       $75,229      $75,229     $710,368
  3   $42,000     $139,025    $92,779    $92,779   $710,368   $105,045  $105,045   $710,368      $118,339     $118,339     $710,368
  4   $42,000     $190,077   $122,102   $122,102   $710,368   $142,561  $142,561   $710,368      $165,641     $165,641     $710,368
  5   $42,000     $243,680   $150,647   $150,647   $710,368   $181,434  $181,434   $710,368      $217,594     $217,594     $710,368
  6   $42,000     $299,964   $178,408   $178,408   $710,368   $221,722  $221,722   $710,368      $274,702     $274,702     $710,368
  7   $42,000     $359,063   $205,398   $205,398   $710,368   $263,508  $263,508   $710,368      $337,157     $337,157     $777,123
  8        $0     $377,016   $195,168   $195,168   $710,368   $268,191  $268,191   $710,368      $364,648     $364,648     $817,118
  9        $0     $395,866   $184,623   $184,623   $710,368   $272,694  $272,694   $710,368      $394,267     $394,267     $859,316
 10        $0     $415,660   $173,710   $173,710   $710,368   $276,986  $276,986   $710,368      $426,161     $426,161     $903,829
 15        $0     $530,499   $111,654   $111,654   $710,368   $294,094  $294,094   $710,368      $625,936     $625,936   $1,165,480
 20        $0     $677,066    $26,649    $26,649   $710,368   $297,251  $297,251   $710,368      $909,630     $909,630   $1,505,061
 25        $0     $864,127         $0         $0         $0   $274,964  $274,964   $710,368    $1,308,833   $1,308,833   $1,950,708
 30        $0   $1,102,869         $0         $0         $0   $181,760  $181,760   $710,368    $1,839,459   $1,839,459   $2,613,016
 35        $0   $1,407,572         $0         $0         $0         $0        $0         $0    $2,475,519   $2,475,519   $3,281,110
 40        $0   $1,796,458         $0         $0         $0         $0        $0         $0    $3,242,541   $3,242,541   $3,900,822
 45        $0   $2,292,786         $0         $0         $0         $0        $0         $0    $4,263,706   $4,263,706   $4,906,779
 50        $0   $2,926,240         $0         $0         $0         $0        $0         $0    $5,555,247   $5,555,247   $6,064,055
 54        $0   $3,556,863         $0         $0         $0         $0        $0         $0    $6,556,567   $6,556,567   $6,635,246


These hypothetical rates of returns are illustrative only and should not be cons idered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                TRAVELERS CORPORATE VARIABLE LIFE IV
                          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                                     LEVEL DEATH BENEFIT OPTION
                         HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                                      WITH INSURED TERM RIDER

MALE ISSUE AGE 46                                                                                     TOTAL FACE AMOUNT     710,368
GUARANTEED ISSUE, NON-SMOKER                                                                          BASE FACE AMOUNT:     603,813
ANNUAL PREMIUM: $42,000                                                                               TERM FACE AMOUNT:     106,555

                                          0%                              6%                                  12%
                            =============================== ================================ =======================================
                   TOTAL
       ANNUAL    PREMIUMS
      PREMIUM     WITH 5%    CONTRACT  SURRENDER   DEATH     CONTRACT  SURRENDER    DEATH      CONTRACT     SURRENDER      DEATH
YEAR   OUTLAY    INTEREST     VALUE      VALUE    BENEFIT     VALUE      VALUE     BENEFIT       VALUE        VALUE       BENEFIT
---- ---------- ----------- ---------- --------- ---------- ---------- ---------- ---------- ------------- ------------ ------------
  1   $42,000      $44,100    $31,940    $31,940   $710,368    $34,033   $34,033   $710,368       $36,128      $36,128     $710,368
  2   $42,000      $90,405    $63,051    $63,051   $710,368    $69,245   $69,245   $710,368       $75,698      $75,698     $710,368
  3   $42,000     $139,025    $93,354    $93,354   $710,368   $105,698  $105,698   $710,368      $119,079     $119,079     $710,368
  4   $42,000     $190,077   $122,859   $122,859   $710,368   $143,450  $143,450   $710,368      $166,680     $166,680     $710,368
  5   $42,000     $243,680   $151,582   $151,582   $710,368   $182,570  $182,570   $710,368      $218,965     $218,965     $710,368
  6   $42,000     $299,964   $179,517   $179,517   $710,368   $223,115  $223,115   $710,368      $276,443     $276,443     $710,368
  7   $42,000     $359,063   $206,678   $206,678   $710,368   $265,171  $265,171   $710,368      $339,263     $339,263     $781,977
  8        $0     $377,016   $196,362   $196,362   $710,368   $269,870  $269,870   $710,368      $366,868     $366,868     $822,092
  9        $0     $395,866   $185,724   $185,724   $710,368   $274,386  $274,386   $710,368      $396,601     $396,601     $864,403
 10        $0     $415,660   $174,711   $174,711   $710,368   $278,687  $278,687   $710,368      $428,609     $428,609     $909,020
 15        $0     $530,499   $112,014   $112,014   $710,368   $295,775  $295,775   $710,368      $628,900     $628,900   $1,171,000
 20        $0     $677,066    $25,928    $25,928   $710,368   $298,710  $298,710   $710,368      $912,815     $912,815   $1,510,331
 25        $0     $864,127         $0         $0         $0   $275,725  $275,725   $710,368    $1,311,457   $1,311,457   $1,954,618
 30        $0   $1,102,869         $0         $0         $0   $180,419  $180,419   $710,368    $1,839,739   $1,839,739   $2,613,413
 35        $0   $1,407,572         $0         $0         $0         $0        $0         $0    $2,469,701   $2,469,701   $3,273,400
 40        $0   $1,796,458         $0         $0         $0         $0        $0         $0    $3,225,509   $3,225,509   $3,880,332
 45        $0   $2,292,786         $0         $0         $0         $0        $0         $0    $4,229,213   $4,229,213   $4,867,084
 50        $0   $2,926,240         $0         $0         $0         $0        $0         $0    $5,493,826   $5,493,826   $5,997,009
 54        $0   $3,556,863         $0         $0         $0         $0        $0         $0    $6,464,079   $6,464,079   $6,541,648


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION




                 TRAVELERS CORPORATE VARIABLE LIFE SERIES I & 2
                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                        TRAVELERS CORPORATE BENEFIT LIFE
              TRAVELERS LIFE & ANNUITY CORPORATE VARIABLE LIFE III
                    TRAVELERS LIFE & ANNUITY CORPORATE SELECT
       TRAVELERS LIFE & ANNUITY CORPORATE OWNED VARIABLE LIFE INSURANCE IV




                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)


                                      DATED


                   MAY 2, 2005 AS REVISED ON DECEMBER 2, 2005


                                       FOR


              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)


                                    ISSUED BY


                         THE TRAVELERS INSURANCE COMPANY
                                   (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and The Travelers Insurance Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated May 2, 2005 ("the Contract"). The defined terms used in this SAI are as defined in the prospectus.

Copies of the prospectuses may be obtained by writing to The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-877-942-2654 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

                                                                            PAGE
GENERAL INFORMATION AND HISTORY.............................................   3
  The Depositor.............................................................   3
  State Regulation..........................................................   3
  The Registrant............................................................   3
  Registration Statement....................................................   3
  The Custodian.............................................................   3
UNDERWRITING AND SERVICE AGREEMENTS.........................................   3
  Distribution and Principal Underwriting Agreement.........................   3
  Compensation..............................................................   4
  Distribution and Service Fees (12b-1 fees) ...............................   4
VALUATION OF ASSETS.........................................................   4
  Investment Options........................................................   4
  The Contract Value........................................................   4
  Accumulation Unit Value...................................................   5
ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES...............................   5
  Special Purchase Plans....................................................   5
  Underwriting Procedures...................................................   5
  Increases and Decreases in Stated Amount..................................   5
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................................   5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................   5
FINANCIAL STATEMENTS .......................................................   6

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415, and its telephone number is (860) 308-1000.


The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers.


STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (Fund UL III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.


                       UNDERWRITING AND SERVICE AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC Underwriting Commissions
                         ------------------------------

--------------------------------------------------------------------------------
                                                        AMOUNT OF UNDERWRITING
                        UNDERWRITING COMMISSIONS PAID    COMMISSIONS RETAINED
        YEAR               TO TDLLC BY THE COMPANY             BY TDLLC
--------------------------------------------------------------------------------

        2004                        $2,096                        $0
--------------------------------------------------------------------------------

        2003                        $2,272                        $0
--------------------------------------------------------------------------------

        2002                        $2,672                        $0
--------------------------------------------------------------------------------

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

            (a) = investment income plus capital gains and losses (whether realized or unrealized);

            (b) = any deduction for applicable taxes (presently zero); and

            (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                  ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to freeze a Policy Owner's account and refuse to pay any request for transfers, withdrawals, surrenders, loan or death benefit until instructions are received from the appropriate regulators.

                   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and the financial statements of The Travelers Fund UL III for Variable Life Insurance as of December 31,

2004, and for each of the years in the two-year period ended December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, for variable interest entities in 2003, and for goodwill and intangible assets in 2002.


                              FINANCIAL STATEMENTS

The financial statements of The Travelers Insurance Company and The Travelers Fund UL III for Variable Life Insurance follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the contracts and should not be considered as bearing on the investment performance of the Separate Account.

ANNUAL REPORT
DECEMBER 31, 2004



















                           THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

















   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Cityplace
   Hartford, CT  06103

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                   CAPITAL      DREYFUS STOCK INDEX                            MONEY MARKET
                                            APPRECIATION FUND   FUND-INITIAL SHARES  HIGH-YIELD BOND TRUST       PORTFOLIO
                                           -------------------- -------------------- ---------------------- --------------------
ASSETS:
  Investments at market value:                    $ 20,876,476          $ 22,611,703         $ 35,578,806         $ 132,444,041

  Receivables:
    Dividends .......................                       --                    --                   --               116,706
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................               20,876,476            22,611,703           35,578,806           132,560,747
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                       $ 20,876,476          $ 22,611,703         $ 35,578,806         $ 132,560,747
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                           ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN
                                            GROWTH AND INCOME     PREMIERE GROWTH          VP ULTRA FUND     GLOBAL GROWTH FUND
                                           PORTFOLIO - CLASS B   PORTFOLIO - CLASS B         - CLASS I        - CLASS 2 SHARES
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 1,004,094          $ 13,497,693          $ 6,851,944           $ 7,871,278

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                1,004,094            13,497,693            6,851,944             7,871,278
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 1,004,094          $ 13,497,693          $ 6,851,944           $ 7,871,278
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                CREDITE SUISSE      DELAWARE VIP REIT     DELAWARE VIP SMALL      DREYFUS VIF
   GROWTH FUND          GROWTH-INCOME FUND     EMERGING MARKETS     SERIES - STANDARD      CAP VALUE SERIES  APPRECIATION PORTFOLIO
- CLASS 2 SHARES         CLASS 2 SHARES           PORTFOLIO                CLASS            STANDARD CLASS     - INITIAL SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 34,379,048          $ 25,532,726         $ 14,647,530          $ 37,379,614              $ 76,206          $ 6,301,667


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          34,379,048            25,532,726           14,647,530            37,379,614                76,206            6,301,667
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 34,379,048          $ 25,532,726         $ 14,647,530          $ 37,379,614              $ 76,206          $ 6,301,667
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              DREYFUS VIF                             TEMPLETON DEVELOPING
                                            DEVELOPING LEADERS    FRANKLIN SMALL CAP   MARKETS SECURITIES    TEMPLETON FOREIGN
                                           PORTFOLIO - INITIAL   PORTFOLIO - CLASS 2     FUND - CLASS 2       SECURITIES FUND
                                                 SHARES                SHARES                SHARES          - CLASS 2 SHARES
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                    $ 21,633,271          $ 15,777,779          $ 2,445,148          $ 17,075,132

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................               21,633,271            15,777,779            2,445,148            17,075,132
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                       $ 21,633,271          $ 15,777,779          $ 2,445,148          $ 17,075,132
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

  TEMPLETON GLOBAL
  INCOME SECURITIES     TEMPLETON GROWTH        EQUITY INDEX                                                   GLOBAL TECHNOLOGY
   FUND - CLASS 1        SECURITIES FUND         PORTFOLIO -          FUNDAMENTAL        BALANCED PORTFOLIO   PORTFOLIO - SERVICE
       SHARES           - CLASS 2 SHARES       CLASS I SHARES        VALUE PORTFOLIO      - SERVICE SHARES           SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
           $ 146,308              $ 10,796         $ 80,454,970           $ 4,681,357          $ 11,689,944          $ 1,184,619


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             146,308                10,796           80,454,970             4,681,357            11,689,944            1,184,619
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           $ 146,308              $ 10,796         $ 80,454,970           $ 4,681,357          $ 11,689,944          $ 1,184,619
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                             WORLDWIDE GROWTH
                                            PORTFOLIO - SERVICE   GROWTHS AND INCOME    MID-CAP VALUE            PIMCO LOW
                                                  SHARES              PORTFOLIO           PORTFOLIO          DURATION PORTFOLIO
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 2,020,665           $ 1,524,940          $ 6,755,305           $ 2,349,757

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                2,020,665             1,524,940            6,755,305             2,349,757
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 2,020,665           $ 1,524,940          $ 6,755,305           $ 2,349,757
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

    REAL RETURN           TOTAL RETURN          PIONEER MID CAP                              PUTNAM VT            PUTNAM VT
    PORTFOLIO -            PORTFOLIO -             VALUE VCT       PUTNAM VT DISCOVERY  INTERNATIONAL EQUITY      SMALL CAP
  ADMINISTRATIVE         ADMINISTRATIVE          PORTFOLIO -       GROWTH FUND - CLASS     FUND - CLASS IB       VALUE FUND -
       CLASS                 CLASS             CLASS II SHARES         IB SHARES              SHARES           CLASS IB SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
        $ 21,547,137         $ 126,939,038          $ 5,595,451             $ 412,400          $ 14,576,267         $ 29,862,674


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          21,547,137           126,939,038            5,595,451               412,400            14,576,267           29,862,674
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 21,547,137         $ 126,939,038          $ 5,595,451             $ 412,400          $ 14,576,267         $ 29,862,674
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                             ALL CAP FUND -         INVESTORS FUND -     STRATEGIC BOND       TOTAL RETURN
                                                 CLASS I                CLASS I          FUND - CLASS I      FUND - CLASS I
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 7,404,986          $ 27,970,050          $ 4,895,554             $ 424,967

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                7,404,986            27,970,050            4,895,554               424,967
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 7,404,986          $ 27,970,050          $ 4,895,554             $ 424,967
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

  EAFE(R) EQUITY             SMALL CAP          CONVERTIBLE           DISCIPLINED
   INDEX FUND -            INDEX FUND -         SECURITIES           MID CAP STOCK         EQUITY INCOME         LARGE CAP
  CLASS A SHARES          CLASS A SHARES         PORTFOLIO            PORTFOLIO               PORTFOLIO          PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
        $ 13,260,016          $ 34,266,524          $ 4,313,728          $ 27,202,404          $ 41,754,027         $ 25,363,776


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          13,260,016            34,266,524            4,313,728            27,202,404            41,754,027           25,363,776
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 13,260,016          $ 34,266,524          $ 4,313,728          $ 27,202,404          $ 41,754,027         $ 25,363,776
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                   MERRILL LYNCH
                                           LAZARD INTERNATIONAL    LARGE CAP CORE         MFS EMERGING         MFS MID CAP
                                              STOCK PORTFOLIO         PORTFOLIO         GROWTH PORTFOLIO     GROWTH PORTFOLIO
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                    $ 11,477,937           $ 1,101,429         $ 13,588,601          $ 14,811,958

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................               11,477,937             1,101,429           13,588,601            14,811,958
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                       $ 11,477,937           $ 1,101,429         $ 13,588,601          $ 14,811,958
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              U.S. GOVERNMENT         AIM CAPITAL                                SMITH BARNEY
  SOCIAL AWARENESS      TRAVELERS QUALITY        SECURITIES           APPRECIATION           MFS TOTAL            AGGRESSIVE
   STOCK PORTFOLIO        BOND PORTFOLIO         PORTFOLIO              PORTFOLIO         RETURN PORTFOLIO     GROWTH PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $ 1,868,392          $ 26,907,834         $ 24,475,133          $ 12,015,971          $ 52,391,883          $ 2,200,814


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,868,392            26,907,834           24,475,133            12,015,971            52,391,883            2,200,814
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

         $ 1,868,392          $ 26,907,834         $ 24,475,133          $ 12,015,971          $ 52,391,883          $ 2,200,814
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                SMITH BARNEY
                                               INTERNATIONAL         SMITH BARNEY                               VAN KAMPEN
                                               ALL CAP GROWTH    LARGE CAPITALIZATION   STRATEGIC EQUITY        ENTERPRISE
                                                 PORTFOLIO         GROWTH PORTFOLIO         PORTFOLIO           PORTFOLIO
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 1,772,981          $ 10,954,753          $ 5,601,601           $ 2,201,794

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                1,772,981            10,954,753            5,601,601             2,201,794
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 1,772,981          $ 10,954,753          $ 5,601,601           $ 2,201,794
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

    VIP OVERSEAS          ASSET MANAGER         CONTRAFUND(R)           MID CAP
 PORTFOLIO - SERVICE   PORTFOLIO - INITIAL   PORTFOLIO - SERVICE      PORTFOLIO -
       CLASS 2                CLASS                CLASS 2          SERVICE CLASS 2          COMBINED
---------------------  --------------------  -------------------  --------------------  --------------------
         $ 3,713,753           $ 3,789,175          $ 9,991,232           $ 9,797,916       $ 1,121,254,973


                  --                    --                   --                    --               116,706
---------------------  --------------------  -------------------  --------------------  --------------------

           3,713,753             3,789,175            9,991,232             9,797,916         1,121,371,679
---------------------  --------------------  -------------------  --------------------  --------------------




                  --                    --                   --                    --                    --
---------------------  --------------------  -------------------  --------------------  --------------------

         $ 3,713,753           $ 3,789,175          $ 9,991,232           $ 9,797,916       $ 1,121,371,679
=====================  ====================  ===================  ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                    DREYFUS STOCK
                                                 CAPITAL             INDEX FUND -          HIGH YIELD           MONEY MARKET
                                            APPRECIATION FUND       INITIAL SHARES         BOND TRUST            PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $        --             $ 336,330          $ 2,342,465           $ 1,481,723
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                   44,752                33,812               66,135               322,550
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                  (44,752)              302,518            2,276,330             1,159,173
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                    --               22,251                    --
    Realized gain (loss) on sale of
    investments .....................                 (244,108)              458,967              759,003                    --
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                 (244,108)              458,967              781,254                    --
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                3,878,070             1,240,222             (401,748)                   --
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $ 3,589,210           $ 2,001,707          $ 2,655,836           $ 1,159,173
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


  ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN                            GLOBAL GROWTH
  GROWTH AND INCOME      PREMIER GROWTH        VP ULTRA FUND -       FUND - CLASS 2        GROWTH FUND -      GROWTH-INCOME FUND
 PORTFOLIO - CLASS B   PORTFOLIO - CLASS B         CLASS I               SHARES            CLASS 2 SHARES      - CLASS 2 SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             $ 8,052             $      --            $      --           $    27,370           $    50,083          $   188,268
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


               1,704                21,927               11,823                13,387                42,177               22,676
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

               6,348               (21,927)             (11,823)               13,983                 7,906              165,592
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --                    --                   --
              13,539               280,986               14,254             1,277,715               775,664              372,356
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              13,539               280,986               14,254             1,277,715               775,664              372,356
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              59,964               668,135              625,744               125,192             2,562,013              806,820
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



            $ 79,851             $ 927,194            $ 628,175           $ 1,416,890           $ 3,345,583          $ 1,344,768
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                                                DREYFUSS VIF
                                              CREDIT SUISSE        DELAWARE VIP REIT   DELAWARE VIP SMALL       APPRECIATION
                                             EMERGING MARKETS      SERIES - STANDARD   CAP VALUE SERIES -        PORTFOLIO -
                                                 PORTFOLIO               CLASS           STANDARD CLASS        INITIAL SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $    30,674           $   484,142              $    --             $ 150,688
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                   18,792                51,807                   23                18,249
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                   11,882               432,335                  (23)              132,439
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --               501,641                   --                    --
    Realized gain (loss) on sale of
    investments .....................                  445,638             1,235,307                  325               466,785
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                  445,638             1,736,948                  325               466,785
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                1,742,035             5,325,351                4,496              (182,066)
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $ 2,199,555           $ 7,494,634              $ 4,798             $ 417,158
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                 TEMPLETON
    DREYFUS VIF                                  DEVELOPING            TEMPLETON         TEMPLETON GLOBAL
 DEVELOPING LEADERS     FRANKLIN SMALL CAP   MARKETS SECURITIES         FOREIGN          INCOME SECURITIES    TEMPLETON GROWTH
 PORTFOLIO - INITIAL     FUND - CLASS 2        FUND - CLASS 2      SECURITIES FUND -       FUND - CLASS 1      SECURITIES FUND -
       SHARES                SHARES                SHARES            CLASS 2 SHARES            SHARES           CLASS 2 SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $    41,359           $        --            $  35,883           $    71,669              $     --                $  --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              39,160                25,012                3,088                15,872                    54                    5
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

               2,199               (25,012)              32,795                55,797                   (54)                  (5)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --                    --                   --
           1,313,715               580,719               37,265               108,239                 1,821                   17
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,313,715               580,719               37,265               108,239                 1,821                   17
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


             921,116               942,463              286,281             1,763,662                 8,696                  983
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



         $ 2,237,030           $ 1,498,170            $ 356,341           $ 1,927,698              $ 10,463                $ 995
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              EQUITY INDEX                                 BALANCED          GLOBAL TECHNOLOGY
                                              PORTFOLIO -            FUNDAMENTAL          PORTFOLIO -           PORTFOLIO -
                                              CLASS I SHARES       VALUE PORTFOLIO       SERVICE SHARES        SERVICE SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $ 1,225,839              $ 30,104            $ 256,802             $     --
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                  138,906                 9,784               22,570                 2,148
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                1,086,933                20,320              234,232                (2,148)
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --               105,947                   --                    --
    Realized gain (loss) on sale of
    investments .....................                1,119,578               425,289              336,529                29,353
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                1,119,578               531,236              336,529                29,353
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                4,760,079              (284,700)             292,598               (39,003)
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $ 6,966,590             $ 266,856            $ 863,359             $ (11,798)
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                           REAL RETURN          TOTAL RETURN
  WORLDWIDE GROWTH                                                                         PORTFOLIO -           PORTFOLIO -
 PORTFOLIO - SERVICE     GROWTH AND INCOME      MID-CAP VALUE           PIMCO LOW         ADMINISTRATIVE        ADMINISTRATIVE
       SHARES                PORTFOLIO            PORTFOLIO        DURATION PORTFOLIO          CLASS                 CLASS
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
            $ 30,083              $ 12,041            $  18,054               $ 3,824           $   166,655          $ 1,886,092
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


               9,043                 2,876                7,163                   337                32,187              201,805
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              21,040                 9,165               10,891                 3,487               134,468            1,684,287
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                12,240               91,971                 5,974               637,516            1,744,500
              63,418                 4,646               16,819                   (58)               87,715              278,155
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              63,418                16,886              108,790                 5,916               725,231            2,022,655
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


            (105,642)              138,005              745,605                (4,212)              429,488              793,613
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           $ (21,184)            $ 164,056            $ 865,286               $ 5,191           $ 1,289,187          $ 4,500,555
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                             PIONEER MID CAP         PUTNAM VT             PUTNAM VT              PUTNAM VT
                                                VALUE VCT             DISCOVERY          INTERNATIONAL         SMALL CAP VALUE
                                           PORTFOLIO - CLASS II     GROWTH FUND -         EQUITY FUND -        FUND - CLASS IB
                                                  SHARES           CLASS IB SHARES       CLASS IB SHARES           SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................                $   7,552              $     --          $   164,636           $    61,390
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                    5,735                   731               23,185                38,909
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                    1,817                  (731)             141,451                22,481
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                   26,459                    --                   --                    --
    Realized gain (loss) on sale of
    investments .....................                  134,989                 3,932            1,267,665             1,525,442
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                  161,448                 3,932            1,267,665             1,525,442
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                  524,392                17,621              417,330             3,319,383
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................                $ 687,657              $ 20,822          $ 1,826,446           $ 4,867,306
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                           EAFE(R) EQUITY         SMALL CAP
      ALL CAP           INVESTORS FUND -      STRATEGIC BOND         TOTAL RETURN           INDEX FUND -         INDEX FUND -
    FUND - CLASS I            CLASS I          FUND - CLASS I        FUND - CLASS I        CLASS A SHARES       CLASS A SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
           $  39,071           $   386,429            $ 223,269              $  7,599           $   302,660          $   109,307
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              13,247                46,811               15,420                   891                22,055               51,548
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              25,824               339,618              207,849                 6,708               280,605               57,759
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --               83,539                 7,563                    --                   --
             353,294               582,392               59,775                28,672               369,722              799,927
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             353,294               582,392              143,314                36,235               369,722              799,927
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


             105,590             1,450,395              (77,579)              (16,102)            1,208,688            3,604,536
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           $ 484,708           $ 2,372,405            $ 273,584              $ 26,841           $ 1,859,015          $ 4,462,222
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              SB GOVERNMENT         CONVERTIBLE           DISCIPLINED
                                               PORTFOLIO -           SECURITIES          MID CAP STOCK         EQUITY INCOME
                                              CLASS A SHARES          PORTFOLIO            PORTFOLIO             PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $        --             $  87,114          $    68,946           $   525,073
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                       --                 7,903               43,516                77,066
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                       --                79,211               25,430               448,007
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                    --              725,520             1,858,986
    Realized gain (loss) on sale of
    investments .....................                        7               166,746            1,096,693               752,314
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                        7               166,746            1,822,213             2,611,300
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                       --               (40,947)           1,626,888               452,804
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $         7             $ 205,010          $ 3,474,531           $ 3,512,111
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                MERRILL LYNCH
                       LAZARD INTERNATIONAL     LARGE CAP CORE        MFS EMERGING          MFS MID CAP       SOCIAL AWARENESS
 LARGE CAP PORTFOLIO     STOCK PORTFOLIO           PORTFOLIO        GROWTH PORTFOLIO      GROWTH PORTFOLIO     STOCK PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $   196,199           $   165,404            $   5,616           $        --           $        --            $  13,335
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              46,344                22,409                1,861                28,871                26,947                3,364
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             149,855               142,995                3,755               (28,871)              (26,947)               9,971
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --                    --                   --
              23,474               163,757               25,808              (789,789)              395,718               30,487
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              23,474               163,757               25,808              (789,789)              395,718               30,487
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


           1,205,954             1,249,311              138,416             2,353,839             1,294,025               63,659
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



         $ 1,379,283           $ 1,556,063            $ 167,979           $ 1,535,179           $ 1,662,796            $ 104,117
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                          AIM CAPITAL
                                             TRAVELERS QUALITY     U.S. GOVERNMENT        APPRECIATION            MFS TOTAL
                                              BOND PORTFOLIO     SECURITIES PORTFOLIO      PORTFOLIO          RETURN PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $ 1,282,304           $ 1,086,699            $  15,969           $ 1,302,448
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                   56,710                52,513               23,823                70,225
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                1,225,594             1,034,186               (7,854)            1,232,223
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                42,708                   --             1,328,244
    Realized gain (loss) on sale of
    investments .....................                  (93,822)             (209,909)             121,733               236,586
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                  (93,822)             (167,201)             121,733             1,564,830
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                 (309,152)              449,078              497,756             1,081,422
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $   822,620           $ 1,316,063            $ 611,635           $ 3,878,475
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                           SMITH BARNEY          SMITH BARNEY
    SMITH BARNEY           INTERNATIONAL            LARGE                                   VAN KAMPEN          VIP OVERSEAS
 AGGRESSIVE GROWTH        ALL CAP GROWTH       CAPITALIZATION          STRATEGIC            ENTERPRISE           PORTFOLIO -
     PORTFOLIO               PORTFOLIO         GROWTH PORTFOLIO     EQUITY PORTFOLIO         PORTFOLIO         SERVICE CLASS 2
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
           $      --             $  15,315            $  39,193             $  78,813              $ 11,807            $      --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


               3,464                 3,407               20,470                12,179                 4,113                2,475
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              (3,464)               11,908               18,723                66,634                 7,694               (2,475)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



               8,123                    --                   --                    --                    --                   --
              85,050               (36,761)             201,733              (251,136)              (31,007)              14,707
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              93,173               (36,761)             201,733              (251,136)              (31,007)              14,707
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              92,440               197,869             (240,915)              757,300               112,434              490,344
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           $ 182,149             $ 173,016            $ (20,459)            $ 572,798              $ 89,121            $ 502,576
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              ASSET MANAGER         CONTRAFUND(R)          MID CAP
                                               PORTFOLIO -       PORTFOLIO - SERVICE     PORTFOLIO -
                                              INITIAL CLASS            CLASS 2          SERVICE CLASS 2          COMBINED
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................                $  78,733           $    13,787          $        --          $ 15,166,868
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                    8,858                17,550               12,847             1,945,271
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                   69,875                (3,763)             (12,847)           13,221,597
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                    --                   --             7,203,182
    Realized gain (loss) on sale of
    investments .....................                   73,807               523,425              361,456            18,246,538
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                   73,807               523,425              361,456            25,449,720
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                    7,816               656,878            1,224,295            51,019,028
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................                $ 151,498           $ 1,176,540          $ 1,572,904          $ 89,690,345
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                         DREYFUS STOCK INDEX FUND -
                                        CAPITAL APPRECIATION FUND              INITIAL SHARES              HIGH YIELD BOND TRUST
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
Operations:
  Net investment income (loss) ......  $    (44,752)   $    (46,673)   $    302,518    $    108,878    $  2,276,330    $  1,978,672
  Realized gain (loss) ..............      (244,108)     (2,803,339)        458,967         301,390         781,254         171,104
  Change in unrealized gain (loss)
    on investments ..................     3,878,070       7,919,776       1,240,222       1,837,807        (401,748)      3,430,650
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............     3,589,210       5,069,764       2,001,707       2,248,075       2,655,836       5,580,426
                                       ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......     2,033,039       4,806,737       8,223,341       3,912,908       7,576,172       5,655,548
  Participant transfers from other
    funding options .................     4,586,885       7,249,354       2,570,694       5,987,973       7,716,143       8,799,867
  Growth rate intra-fund
    transfers in ....................     1,521,476       6,046,038          39,343         206,629         498,354       3,503,584
  Contract surrenders ...............      (498,784)       (994,174)       (283,992)       (915,048)       (579,019)       (770,968)
  Participant transfers to other
    funding options .................   (13,112,552)    (10,623,826)     (1,605,568)     (5,788,719)    (11,679,606)     (5,650,257)
  Growth rate intra-fund
    transfers out ...................    (1,521,467)     (6,046,031)        (39,343)       (206,629)       (498,355)     (3,503,569)
  Other payments to participants ....        (5,056)         (3,045)        (29,569)             --          (9,070)         (3,140)
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............    (6,996,459)        435,053       8,874,906       3,197,114       3,024,619       8,031,065
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................    (3,407,249)      5,504,817      10,876,613       5,445,189       5,680,455      13,611,491


NET ASSETS:
    Beginning of year ...............    24,283,725      18,778,908      11,735,090       6,289,901      29,898,351      16,286,860
                                       ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................  $ 20,876,476    $ 24,283,725    $ 22,611,703    $ 11,735,090    $ 35,578,806    $ 29,898,351
                                       ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                             ALLIANCEBERNSTEIN               ALLIANCEBERNSTEIN
                                                                                 GROWTH AND                   PREMEIR GROWTH
                                        MONEY MARKET PORTFOLIO           INCOME PORTFOLIO - CLASS B         PORTFOLIO - CLASS B
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......  $  1,159,173    $    744,930    $      6,348    $        659    $    (21,927)   $    (14,717)
  Realized gain (loss) ..............            --              --          13,539          11,553         280,986          49,824
  Change in unrealized gain (loss)
    on investments ..................            --              --          59,964          29,756         668,135       1,581,687
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............     1,159,173         744,930          79,851          41,968         927,194       1,616,794
                                       ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......    71,352,759      81,251,266          87,004          21,133       3,239,396       3,845,978
  Participant transfers from other
    funding options .................    51,815,758      36,745,240       1,461,530         287,265       1,461,405       2,595,599
  Growth rate intra-fund
    transfers in ....................     4,861,984      18,742,427           2,407          15,374          58,581           3,894
  Contract surrenders................    (5,523,696)     (9,804,513)        (14,327)         (2,772)       (167,082)       (226,226)
  Participant transfers to other
    funding options .................  (121,864,763)    (90,497,476)       (825,279)       (131,501)     (2,571,584)     (3,532,126)
  Growth rate intra-fund
    transfers out ...................    (4,862,006)    (18,742,068)         (2,407)        (15,374)        (58,581)         (3,894)
  Other payments to participants ....       (99,731)        (13,658)           (778)             --          (4,093)         (1,099)
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............    (4,319,695)     17,681,218         708,150         174,125       1,958,042       2,682,126
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................    (3,160,522)     18,426,148         788,001         216,093       2,885,236       4,298,920


NET ASSETS:
    Beginning of year ...............   135,721,269     117,295,121         216,093              --      10,612,457       6,313,537
                                       ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................  $132,560,747    $135,721,269    $  1,004,094    $    216,093    $ 13,497,693    $ 10,612,457
                                       ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


             VP ULTRA                    GLOBAL GROWTH FUND -               GROWTH FUND -               GROWTH-INCOME FUND -
          FUND - CLASS I                    CLASS 2 SHARES                 CLASS 2 SHARES                  CLASS 2 SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
        2004             2003            2004            2003            2004           2003            2004            2003
        ----             ----            ----            ----            ----           ----            ----            ----
    $   (11,823)    $    (8,098)    $    13,983     $     6,383    $      7,906   $     (5,970)   $    165,592     $    46,922
         14,254        (107,643)      1,277,715          (2,319)        775,664         55,199         372,356          (2,819)

        625,744         998,074         125,192         889,830       2,562,013      2,602,096         806,820       1,154,930
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        628,175         882,333       1,416,890         893,894       3,345,583      2,651,325       1,344,768       1,199,033
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        646,230       1,879,330       1,898,797       3,024,701       5,193,931      5,112,916       4,232,687       2,075,633

        755,309         470,889      11,920,328         948,248      17,028,651      8,369,150      17,747,585       3,646,402
             --              --           8,633          15,592       1,042,142        224,031         676,896          72,076
        (76,970)        (73,652)        (87,287)       (107,817)       (371,219)      (590,635)     (1,298,234)       (100,916)

       (738,092)       (907,132)    (11,455,404)       (578,493)     (4,812,983)    (1,559,483)     (3,186,195)     (1,651,827)
             --              --          (8,633)        (15,592)     (1,042,146)      (224,031)       (676,904)        (72,076)
        (25,581)            (42)         (2,579)             --          (5,366)            --          (3,012)             --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        560,896       1,369,393       2,273,855       3,286,639      17,033,010     11,331,948      17,492,823       3,969,292
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

      1,189,071       2,251,726       3,690,745       4,180,533      20,378,593     13,983,273      18,837,591       5,168,325



      5,662,873       3,411,147       4,180,533              --      14,000,455         17,182       6,695,135       1,526,810
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
    $ 6,851,944     $ 5,662,873     $ 7,871,278     $ 4,180,533    $ 34,379,048   $ 14,000,455    $ 25,532,726     $ 6,695,135
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                              CREDIT SUISSE                    DELAWARE VIP                    DELAWARE VIP
                                             EMERGING MARKETS                 REIT SERIES -                  SMALL CAP VALUE
                                                PORTFOLIO                     STANDARD CLASS             SERIES - STANDARD CLASS
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......   $     11,882    $     (7,985)   $    432,335    $    274,706    $        (23)   $         --
  Realized gain (loss) ..............        445,638          (1,778)      1,736,948         266,719             325              --
  Change in unrealized gain (loss)
    on investments ..................      1,742,035       1,263,963       5,325,351       3,796,532           4,496              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............      2,199,555       1,254,200       7,494,634       4,337,957           4,798              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......      3,106,119       1,212,619       6,405,731       6,630,492          19,624              --
  Participant transfers from other
    funding options .................      8,373,168       2,764,219      11,639,786       6,376,991          87,035              --
  Growth rate intra-fund
    transfers in ....................        733,124          31,665         179,945       1,659,473              --              --
  Contract surrenders ...............       (186,093)       (173,961)       (374,316)       (394,823)           (545)             --
  Participant transfers to other
    funding options .................     (4,525,861)     (1,820,669)     (7,581,651)     (3,981,672)        (34,706)             --
  Growth rate intra-fund
     transfers out ..................       (733,124)        (31,665)       (179,941)     (1,659,466)             --              --
  Other payments to participants ....         (2,675)           (907)         (7,994)         (2,142)             --              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from unit transactions ........      6,764,658       1,981,301      10,081,560       8,628,853          71,408              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................      8,964,213       3,235,501      17,576,194      12,966,810          76,206              --


NET ASSETS:
    Beginning of year ...............      5,683,317       2,447,816      19,803,420       6,836,610              --              --
                                        ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................   $ 14,647,530    $  5,683,317    $ 37,379,614    $ 19,803,420    $     76,206    $         --
                                        ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                                           TEMPLETON
           DREYFUS VIF                     DREYFUS VIF                                                     DEVELOPING
          APPRECIATION                 DEVELOPING LEADERS               FRANKLIN SMALL CAP             MARKETS SECURITIES
    PORTFOLIO - INITIAL SHARES     PORTFOLIO - INITIAL SHARES         FUND - CLASS 2 SHARES          FUND - CLASS 2 SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
       2004            2003            2004            2003            2004           2003            2004            2003
       ----            ----            ----            ----            ----           ----            ----            ----
    $   132,439     $    93,606    $      2,199    $    (25,353)   $    (25,012)  $    (12,695)    $    32,795       $    (177)
        466,785        (208,921)      1,313,715        (246,002)        580,719       (174,299)         37,265           5,255

       (182,066)      1,421,531         921,116       4,670,261         942,463      2,414,118         286,281          39,810
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        417,158       1,306,216       2,237,030       4,398,906       1,498,170      2,227,124         356,341          44,888
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        917,082       1,646,167       2,839,716       5,947,907       4,206,008      3,110,509         450,164           4,668

      4,052,899       3,642,726       5,664,395       7,635,928       4,960,939      3,601,703       2,947,130         411,120
      1,036,488         134,473         839,742       2,889,719          76,762      1,779,548          20,908           4,501
       (325,085)       (689,196)       (979,969)       (690,713)       (198,762)      (135,745)        (33,061)         (2,085)

     (7,514,069)     (1,654,149)     (8,522,982)     (4,503,210)     (5,776,662)    (2,172,293)     (1,657,215)        (74,831)
     (1,036,492)       (134,472)       (839,743)     (2,889,704)        (76,762)    (1,779,538)        (20,908)         (4,500)
        (17,584)         (3,386)         (5,299)         (3,074)         (5,934)          (790)         (1,972)             --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


     (2,886,761)      2,942,163      (1,004,140)      8,386,853       3,185,589      4,403,394       1,705,046         338,873
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

     (2,469,603)      4,248,379       1,232,890      12,785,759       4,683,759      6,630,518       2,061,387         383,761



      8,771,270       4,522,891      20,400,381       7,614,622      11,094,020      4,463,502         383,761              --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
    $ 6,301,667     $ 8,771,270    $ 21,633,271    $ 20,400,381    $ 15,777,779   $ 11,094,020     $ 2,445,148       $ 383,761
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                           TEMPLETON FOREIGN                TEMPLETON GLOBAL                 TEMPLETON GROWTH
                                           SECURITIES FUND -                INCOME SECURITIES                SECURITIES FUND -
                                             CLASS 2 SHARES               FUND - CLASS 1 SHARES                CLASS 2 SHARES
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......   $     55,797    $     10,915    $        (54)   $         --    $         (5)   $         --
  Realized gain (loss) ..............        108,239           9,235           1,821              --              17              --
  Change in unrealized gain (loss)
    on investments ..................      1,763,662         238,742           8,696              --             983              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............      1,927,698         258,892          10,463              --             995              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......      2,341,109         496,621           6,500              --              --              --
  Participant transfers from other
    funding options .................     14,290,741       1,072,758         169,941              --          10,173              --
  Growth rate intra-fund
    transfers in ....................        594,121          15,027              --              --              --              --
  Contract surrenders ...............       (164,898)        (81,080)         (1,600)             --            (119)             --
  Participant transfers to other
    funding options .................     (2,619,160)       (446,159)        (38,996)             --            (233)             --
  Growth rate intra-fund
    transfers out ...................       (594,121)        (15,027)             --              --              --              --
  Other payments to participants ....         (1,390)             --              --              --             (20)             --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from unit transactions ........     13,846,402       1,042,140         135,845              --           9,801              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................     15,774,100       1,301,032         146,308              --          10,796              --


NET ASSETS:
    Beginning of year ...............      1,301,032              --              --              --              --              --
                                        ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................   $ 17,075,132    $  1,301,032    $    146,308    $         --    $     10,796    $         --
                                        ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


          EQUITY INDEX                                                                                 GLOBAL TECHNOLOGY
       PORTFOLIO - CLASS I                 FUNDAMENTAL                BALANCED PORTFOLIO -            PORTFOLIO - SERVICE
              SHARES                     VALUE PORTFOLIO                 SERVICE SHARES                     SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
       2004            2003            2004            2003            2004           2003            2004            2003
       ----            ----            ----            ----            ----           ----            ----            ----
    $ 1,086,933    $    621,201     $    20,320     $    14,034    $    234,232   $    160,336     $    (2,148)      $   (993)
      1,119,578      (2,376,475)        531,236         (20,630)        336,529         66,818          29,353          57,404

      4,760,079      14,177,036        (284,700)        752,714         292,598      1,064,850         (39,003)        135,423
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


      6,966,590      12,421,762         266,856         746,118         863,359      1,292,004         (11,798)        191,834
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


     13,624,526      14,598,403         578,513       1,039,902       3,117,945      2,772,980         309,217         157,873

     17,438,604      20,039,439       3,526,579       1,307,813       3,005,177      4,505,884       1,072,297       1,111,693
      2,803,981       8,090,278          72,194          28,840         172,732      1,518,574           7,479          40,171
     (2,111,754)     (2,176,351)       (610,451)        (71,591)       (245,502)      (977,149)        (26,515)        (41,055)

    (18,896,906)    (23,674,968)     (2,787,838)       (630,625)     (5,674,581)    (4,019,635)     (1,016,356)       (746,449)
     (2,803,979)     (8,090,260)        (72,191)        (28,840)       (172,730)    (1,518,565)         (7,479)        (40,171)
        (50,311)         (2,850)        (12,462)           (161)         (4,946)        (2,295)         (3,063)           (916)
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


     10,004,161       8,783,691         694,344       1,645,338         198,095      2,279,794         335,580         481,146
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

     16,970,751      21,205,453         961,200       2,391,456       1,061,454      3,571,798         323,782         672,980



     63,484,219      42,278,766       3,720,157       1,328,701      10,628,490      7,056,692         860,837         187,857
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
   $ 80,454,970    $ 63,484,219     $ 4,681,357     $ 3,720,157    $ 11,689,944   $ 10,628,490     $ 1,184,619       $ 860,837
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                            WORLDWIDE GROWTH
                                              PORTFOLIO -                       GROWTH AND                     MID-CAP VALUE
                                             SERVICE SHARES                  INCOME PORTFOLIO                    PORTFOLIO
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......  $     21,040    $     30,907    $      9,165    $        159    $     10,891    $        105
  Realized gain (loss) ..............        63,418        (309,133)         16,886             652         108,790             309
  Change in unrealized gain (loss)
    on investments ..................      (105,642)      1,395,075         138,005           2,885         745,605           2,054
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............       (21,184)      1,116,849         164,056           3,696         865,286           2,468
                                       ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......       516,242       1,309,222          64,426              68         428,333           3,039
  Participant transfers from other
    funding options .................     1,406,400       1,412,493       1,407,342          62,731       5,983,370          26,629
  Growth rate intra-fund
    transfers in ....................       291,386       2,229,649          89,194          30,244           7,798          28,768
  Contract surrenders ...............      (167,686)       (372,790)        (23,075)           (306)        (50,716)           (133)
  Participant transfers to other
    funding options .................    (5,811,699)     (2,048,288)       (122,703)        (31,141)       (501,294)           (846)
  Growth rate intra-fund
    transfers out ...................      (291,386)     (2,229,636)        (89,193)        (30,244)         (7,798)        (28,768)
  Other payments to participants ....        (1,388)           (904)           (155)             --            (831)             --
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............    (4,058,131)        299,746       1,325,836          31,352       5,858,862          28,689
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................    (4,079,315)      1,416,595       1,489,892          35,048       6,724,148          31,157


NET ASSETS:
    Beginning of year ...............     6,099,980       4,683,385          35,048              --          31,157              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................  $  2,020,665    $  6,099,980    $  1,524,940    $     35,048    $  6,755,305    $     31,157
                                       ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                          REAL RETURN                    TOTAL RETURN                   PIONEER MID CAP
            PIMCO LOW                      PORTFOLIO -                    PORTFOLIO -                VALUE VCT PORTFOLIO -
        DURATION PORTFOLIO             ADMINISTRATIVE CLASS           ADMINISTRATIVE CLASS              CLASS II SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
       2004            2003            2004            2003            2004           2003            2004            2003
       ----            ----            ----            ----            ----           ----            ----            ----



    $     3,487      $       --    $    134,468       $     297   $   1,684,287   $  1,468,784     $     1,817     $       164
          5,916              --         725,231           6,194       2,022,655        718,387         161,448          10,627

         (4,212)             --         429,488           1,908         793,613        267,878         524,392         128,876
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


          5,191              --       1,289,187           8,399       4,500,555      2,455,049         687,657         139,667
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


             --              --      15,109,967          44,075      26,501,190     24,047,580         726,889         117,652

      2,473,050              --       9,134,283         236,420      42,363,019     32,971,147       4,735,615       1,029,192
             --              --          30,429          45,286       1,298,151      3,319,069          56,829          22,601
           (244)             --        (151,086)         (1,771)     (1,750,099)    (2,558,793)        (67,549)         (9,869)

       (128,240)             --      (4,079,994)        (41,662)    (19,774,918)   (16,321,895)     (1,567,680)       (194,131)
             --              --         (30,428)        (45,286)     (1,298,146)    (3,319,070)        (56,829)        (22,601)
             --              --            (682)             --        (154,898)        (3,432)         (1,992)             --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


      2,344,566              --      20,012,489         237,062      47,184,299     38,134,606       3,825,283         942,844
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

      2,349,757              --      21,301,676         245,461      51,684,854     40,589,655       4,512,940       1,082,511



             --              --         245,461              --      75,254,184     34,664,529       1,082,511              --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
    $ 2,349,757      $       --    $ 21,547,137       $ 245,461   $ 126,939,038   $ 75,254,184     $ 5,595,451     $ 1,082,511
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                PUTNAM VT                       PUTNAM VT                      PUTNAM VT
                                          DISCOVERY GROWTH FUND -       INTERNATIONAL EQUITY FUND -       SMALL CAP VALUE FUND -
                                             CLASS IB SHARES                  CLASS IB SHARES                CLASS IB SHARES
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $       (731)   $       (335)   $    141,451    $     32,238    $     22,481    $        170
  Realized gain (loss) ...........          3,932          17,899       1,267,665         399,878       1,525,442         (52,381)
  Change in unrealized gain (loss)
    on investments ...............         17,621          14,772         417,330       2,425,271       3,319,383       3,783,155
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............         20,822          32,336       1,826,446       2,857,387       4,867,306       3,730,944
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...         65,114             659       2,920,561       2,702,820       4,828,712       2,199,893
  Participant transfers from other
    funding options ..............        375,614         452,111       3,833,958      10,342,594      14,376,556       5,649,231
  Growth rate intra-fund
    transfers in .................          4,178          44,445          16,538          52,453         202,143       2,712,498
  Contract surrenders ............         (9,410)         (3,054)       (224,872)       (534,805)       (932,190)       (416,380)
  Participant transfers to other
    funding options ..............       (381,700)       (188,978)     (7,653,303)     (5,667,852)     (7,161,587)     (1,989,623)
  Growth rate intra-fund
    transfers out ................         (4,178)        (44,445)        (16,538)        (52,454)       (202,144)     (2,712,498)
  Other payments to participants .           (340)             --          (4,469)           (952)        (11,274)         (1,266)
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........         49,278         260,738      (1,128,125)      6,841,804      11,100,216       5,441,855
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................         70,100         293,074         698,321       9,699,191      15,967,522       9,172,799


NET ASSETS:
    Beginning of year ............        342,300          49,226      13,877,946       4,178,755      13,895,152       4,722,353
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $    412,400    $    342,300    $ 14,576,267    $ 13,877,946    $ 29,862,674    $ 13,895,152
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

       ALL CAP FUND -                   INVESTORS FUND -             STRATEGIC BOND FUND -           TOTAL RETURN FUND -
          CLASS I                          CLASS I                         CLASS I                        CLASS I
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004           2003             2004           2003             2004           2003            2004            2003
     ----           ----             ----           ----             ----           ----            ----            ----

$     25,824    $      3,265    $    339,618    $    231,292    $    207,849    $    200,564    $      6,708    $      4,196
     353,294        (177,776)        582,392        (276,351)        143,314         169,109          36,235          30,649

     105,590       1,390,100       1,450,395       4,305,373         (77,579)         50,678         (16,102)         27,844
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



     484,708       1,215,589       2,372,405       4,260,314         273,584         420,351          26,841          62,689
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   2,080,775       1,298,266       4,576,307       3,686,002       1,073,315         383,562         180,529         103,655

   2,318,063       2,828,862       6,410,907       8,071,489         731,743       1,756,199         914,249         512,713

     600,088          21,496         976,343         579,881         533,087         191,771           8,471          18,998
    (625,655)       (334,399)       (372,291)       (668,503)        (86,935)        (50,162)        (10,150)        (37,989)

  (2,645,043)     (1,664,597)     (6,359,022)     (3,857,489)     (1,193,179)     (1,178,322)     (1,007,132)       (554,974)

    (600,085)        (21,496)       (976,341)       (579,881)       (533,091)       (191,771)         (8,471)        (18,998)
      (5,180)         (1,306)        (10,720)         (1,512)         (1,038)           (513)           (597)           (134)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



   1,122,963       2,126,826       4,245,183       7,229,987         523,902         910,764          76,899          23,271
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,607,671       3,342,415       6,617,588      11,490,301         797,486       1,331,115         103,740          85,960



   5,797,315       2,454,900      21,352,462       9,862,161       4,098,068       2,766,953         321,227         235,267
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  7,404,986    $  5,797,315    $ 27,970,050    $ 21,352,462    $  4,895,554    $  4,098,068    $    424,967    $    321,227
============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                     EAFE(R) EQUITY INDEX FUND -        SMALL CAP INDEX FUND -         SB GOVERNMENT PORTFOLIO -
                                             CLASS A SHARES                CLASS A SHARES                   CLASS A SHARES
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $    280,605    $    196,218    $     57,759    $     68,656    $         --    $         --
  Realized gain (loss) ...........        369,722        (944,041)        799,927        (159,033)              7              --
  Change in unrealized gain (loss)
    on investments ...............      1,208,688       2,534,806       3,604,536       4,501,536              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............      1,859,015       1,786,983       4,462,222       4,411,159               7              --
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...      1,798,578       2,063,895       5,861,912       3,703,986              --              --
  Participant transfers from other
    funding options ..............      7,257,349       3,519,589      13,963,536       6,584,954           1,776              --
  Growth rate intra-fund
    transfers in .................         65,418       1,489,343          79,146         721,910              --              --
  Contract surrenders ............       (146,652)       (138,424)       (446,932)       (300,961)            (17)             --
  Participant transfers to other
    funding options ..............     (6,537,406)     (4,661,999)     (8,502,477)     (3,065,555)         (1,766)             --
  Growth rate intra-fund
    transfers out ................        (65,417)     (1,489,343)        (79,146)       (721,910)             --              --
  Other payments to participants .        (26,767)           (646)        (13,038)           (704)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      2,345,103         782,415      10,863,001       6,921,720              (7)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................      4,204,118       2,569,398      15,325,223      11,332,879              --              --


NET ASSETS:
    Beginning of year ............      9,055,898       6,486,500      18,941,301       7,608,422              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $ 13,260,016    $  9,055,898    $ 34,266,524    $ 18,941,301    $         --    $         --
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

   CONVERTIBLE SECURITIES        DISCIPLINED MID CAP STOCK            EQUITY INCOME                      LARGE CAP
          PORTFOLIO                      PORTFOLIO                      PORTFOLIO                        PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2004           2003              2004           2003              2004          2003             2004           2003
    ----           ----              ----           ----              ----          ----             ----           ----

$     79,211    $     70,726    $     25,430    $     22,300    $    448,007    $    198,936    $    149,855    $     38,868
     166,746          31,307       1,822,213         (14,894)      2,611,300        (286,940)         23,474        (956,354)

     (40,947)        380,331       1,626,888       3,907,258         452,804       6,280,571       1,205,954       4,319,826
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



     205,010         482,364       3,474,531       3,914,664       3,512,111       6,192,567       1,379,283       3,402,340
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     937,554         537,569       4,023,359       6,090,108       7,592,333       6,969,970       4,420,336       5,451,493

   2,299,994       2,416,135       9,181,843       5,967,702       9,308,082       6,769,059       2,688,620       4,479,903

      54,818          11,260          21,956       2,623,470         364,524       5,623,668         797,522         919,363
     (76,100)       (107,018)       (315,407)       (747,231)       (717,832)     (1,132,622)       (371,754)       (809,190)

  (1,750,205)     (1,422,315)     (7,893,141)     (3,119,951)     (9,309,302)     (5,296,001)     (3,431,301)     (4,574,387)

     (54,817)        (11,259)        (21,955)     (2,623,455)       (364,520)     (5,623,650)       (797,519)       (919,363)
      (3,126)           (872)        (16,212)         (1,376)        (33,941)         (2,512)        (11,700)           (922)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



   1,408,118       1,423,500       4,980,443       8,189,267       6,839,344       7,307,912       3,294,204       4,546,897
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,613,128       1,905,864       8,454,974      12,103,931      10,351,455      13,500,479       4,673,487       7,949,237



   2,700,600         794,736      18,747,430       6,643,499      31,402,572      17,902,093      20,690,289      12,741,052
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  4,313,728    $  2,700,600    $ 27,202,404    $ 18,747,430    $ 41,754,027    $ 31,402,572    $ 25,363,776    $ 20,690,289
============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                      LAZARD INTERNATIONAL STOCK     MERRILL LYNCH LARGE CAP CORE        MFS EMERGING GROWTH
                                               PORTFOLIO                      PORTFOLIO                       PORTFOLIO
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $    142,995    $    131,179    $      3,755    $      3,659    $    (28,871)   $    (25,626)
  Realized gain (loss) ...........        163,757      (1,098,492)         25,808         (86,605)       (789,789)     (2,010,826)
  Change in unrealized gain (loss)
    on investments ...............      1,249,311       2,845,759         138,416         227,346       2,353,839       4,712,887
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............      1,556,063       1,878,446         167,979         144,400       1,535,179       2,676,435
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...      1,381,063         627,447         348,176          45,381       2,326,443       2,415,808
  Participant transfers from other
    funding options ..............      5,317,274       3,927,758         632,398         202,077       2,033,069       3,099,109
  Growth rate intra-fund
    transfers in .................        320,127         575,920          22,648           1,950         832,737       1,003,249
  Contract surrenders ............       (284,686)       (254,519)        (60,180)        (22,660)       (294,693)       (752,665)
  Participant transfers to other
    funding options ..............     (5,876,961)     (4,429,480)       (817,764)       (388,800)     (5,306,373)     (3,900,889)
  Growth rate intra-fund
    transfers out ................       (320,125)       (575,920)        (22,648)         (1,950)       (832,736)     (1,003,249)
  Other payments to participants .         (6,311)           (844)           (981)             --         (10,111)         (1,498)
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        530,381        (129,638)        101,649        (164,002)     (1,251,664)        859,865
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................      2,086,444       1,748,808         269,628         (19,602)        283,515       3,536,300


NET ASSETS:
    Beginning of year ............      9,391,493       7,642,685         831,801         851,403      13,305,086       9,768,786
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $ 11,477,937    $  9,391,493    $  1,101,429    $    831,801    $ 13,588,601    $ 13,305,086
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

       MPS MID CAP GROWTH           SOCIAL AWARENESS STOCK          TRAVELERS QUALITY BOND       U.S GOVERNMENT SECURITIES
           PORTFOLIO                      PORTFOLIO                       PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2004           2003              2004           2003              2004          2003              2004          2003
    ----           ----              ----           ----              ----          ----              ----          ----

 $    (26,947)   $    (13,119)   $      9,971    $      4,830    $  1,225,594    $  1,333,039    $  1,034,186    $  1,171,186
      395,718      (1,011,404)         30,487         (24,177)        (93,822)        107,979        (167,201)        649,328

    1,294,025       2,942,950          63,659         215,890        (309,152)        310,614         449,078      (1,343,596)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



    1,662,796       1,918,427         104,117         196,543         822,620       1,751,632       1,316,063         476,918
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    3,332,477       2,071,420         180,607         274,076       6,234,190       8,241,302       6,139,557       9,136,523

    5,438,201       5,448,682         870,465         392,089       2,824,529       3,850,671       4,090,688       7,202,778

      561,342          40,034           7,224              17       1,291,369       2,395,547         633,690       1,663,267
     (304,438)       (238,147)        (26,182)        (12,883)       (505,810)     (1,113,203)       (439,442)     (1,028,510)

   (5,674,267)     (3,577,135)       (548,318)       (198,824)    (11,651,743)     (9,634,257)    (10,818,552)    (15,554,170)

     (561,343)        (40,034)         (7,225)            (17)     (1,291,370)     (2,395,541)       (633,682)     (1,663,267)
       (4,029)         (1,519)         (5,515)             (9)         (6,897)         (2,617)         (7,402)         (3,844)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



    2,787,943       3,703,301         471,056         454,449      (3,105,732)      1,341,902      (1,035,143)       (247,223)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    4,450,739       5,621,728         575,173         650,992      (2,283,112)      3,093,534         280,920         229,695



   10,361,219       4,739,491       1,293,219         642,227      29,190,946      26,097,412      24,194,213      23,964,518
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $ 14,811,958    $ 10,361,219    $  1,868,392    $  1,293,219    $ 26,907,834    $ 29,190,946    $ 24,475,133    $ 24,194,213
 ============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                            SMITH BARNEY
                                       AIM CAPITAL APPRECIATION            MPS TOTAL RETURN               AGGRESSIVE GROWTH
                                               PORTFOLIO                      PORTFOLIO                       PORTFOLIO
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $     (7,854)   $    (14,566)   $  1,232,223    $    551,736    $     (3,464)   $     (1,740)
  Realized gain (loss) ...........        121,733      (1,159,180)      1,564,830        (207,260)         93,173          27,793
  Change in unrealized gain (loss)
    on investments ...............        497,756       2,723,145       1,081,422       3,173,453          92,440         204,747
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............        611,635       1,549,399       3,878,475       3,517,929         182,149         230,800
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...      2,066,616       2,249,368      14,453,118       6,516,997         622,805       1,364,875
  Participant transfers from other
    funding options ..............     12,263,863       3,272,332      11,786,801       7,879,847         966,342         570,331
  Growth rate intra-fund
    transfers in .................        156,822         872,033       1,135,141         914,374          67,030          38,735
  Contract surrenders ............       (154,180)       (243,960)       (580,709)     (1,075,856)        (51,987)        (60,605)
  Participant transfers to other
    funding options ..............    (11,120,009)     (4,660,849)     (5,482,577)     (5,145,820)       (674,633)     (1,324,313)
  Growth rate intra-fund
    transfers out ................       (156,822)       (872,033)     (1,135,141)       (914,374)        (67,028)        (38,735)
  Other payments to participants .         (2,862)           (805)         (7,520)         (3,223)           (772)           (608)
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      3,053,428         616,086      20,169,113       8,171,945         861,757         549,680
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................      3,665,063       2,165,485      24,047,588      11,689,874       1,043,906         780,480


NET ASSETS:
    Beginning of year ............      8,350,908       6,185,423      28,344,295      16,654,421       1,156,908         376,428
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $ 12,015,971    $  8,350,908    $ 52,391,883    $ 28,344,295    $  2,200,814    $  1,156,908
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

        SMITH BARNEY                   SMITH BARNEY
INTERNATIONAL ALL CAP GROWTH    LARGE CAPITALIZATION GROWTH           STRATEGIC EQUITY            VAN KAMPEN ENTERPRISE
         PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2004           2003              2004           2003              2004          2003              2004          2003
    ----           ----              ----           ----              ----          ----              ----          ----

 $     11,908    $      4,896    $     18,723    $     (4,971)   $     66,634    $    (18,085)   $      7,694    $        (22)
      (36,761)       (446,489)        201,733          55,815        (251,136)     (1,331,375)        (31,007)       (287,335)

      197,869         641,331        (240,915)      1,005,983         757,300       3,565,960         112,434         559,198
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



      173,016         199,738         (20,459)      1,056,827         572,798       2,216,500          89,121         271,841
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      122,447         303,951       2,496,659       1,206,536       1,178,826       1,468,293         264,996         523,721

    2,242,003         281,718       8,981,785       3,103,936       1,021,655       1,856,832         614,475         290,929

      829,755           9,356         149,706          66,088         109,823         642,413          48,273              16
      (37,573)       (277,158)       (207,650)       (147,839)       (982,112)       (257,285)        (35,155)        (55,269)

   (1,660,913)       (758,551)     (5,293,365)     (1,756,370)     (4,336,044)     (4,739,635)       (470,902)       (658,990)

     (829,756)         (9,356)       (149,705)        (66,088)       (109,822)       (642,413)        (48,272)            (16)
         (217)             --          (3,479)         (1,885)         (2,735)         (1,478)         (8,213)           (617)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



      665,746        (450,040)      5,973,951       2,404,378      (3,120,409)     (1,673,273)        365,202          99,774
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      838,762        (250,302)      5,953,492       3,461,205      (2,547,611)        543,227         454,323         371,615



      934,219       1,184,521       5,001,261       1,540,056       8,149,212       7,605,985       1,747,471       1,375,856
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  1,772,981    $    934,219    $ 10,954,753    $  5,001,261    $  5,601,601    $  8,149,212    $  2,201,794    $  1,747,471
 ============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                          VIP OVERSEAS PORTFOLIO -        ASSET MANAGER PORTFOLIO -     CONTRAFUND(R) PORTFOLIO -
                                              SERVICE CLASS 2                  INITIAL CLASS                SERVICE CLASS 2
                                        ----------------------------   ----------------------------    ----------------------------
                                           2004             2003           2004           2003              2004           2003
                                           ----             ----           ----           ----              ----           ----
OPERATIONS:
  Net investment income (loss) ......   $     (2,475)   $         --   $     69,875    $     54,312    $     (3,763)   $      1,085
  Realized gain (loss) ..............         14,707              --         73,807         (38,260)        523,425          53,417
  Change in unrealized gain (loss)
    on investments ..................        490,344              --          7,816         351,724         656,878         876,932
                                        ------------    ------------   ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............        502,576              --        151,498         367,776       1,176,540         931,434
                                        ------------    ------------   ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......         16,660              --        689,532         624,507       1,718,145       2,055,195
  Participant transfers from other
    funding options .................      3,546,831              --      4,362,116       1,233,387       6,845,934       2,174,539
  Growth rate intra-fund transfers in             --              --         30,913       1,811,845         141,211         882,460
  Contract surrenders ...............        (13,336)             --        (66,145)        (54,078)       (162,712)        (96,129)
  Participant transfers to other
    funding options .................       (338,978)             --     (4,005,531)     (1,594,304)     (4,582,977)     (1,997,589)
  Growth rate intra-fund
    transfers out ...................             --              --        (30,912)     (1,811,845)       (141,212)       (882,455)
  Other payments to participants ....             --              --         (2,130)           (477)        (13,506)           (625)
                                        ------------    ------------   ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............      3,211,177              --        977,843         209,035       3,804,883       2,135,396
                                        ------------    ------------   ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................      3,713,753              --      1,129,341         576,811       4,981,423       3,066,830


NET ASSETS:
    Beginning of year ...............             --              --      2,659,834       2,083,023       5,009,809       1,942,979
                                        ------------    ------------   ------------    ------------    ------------    ------------
    End of year .....................   $  3,713,753    $         --   $  3,789,175    $  2,659,834    $  9,991,232    $  5,009,809
                                        ============    ============   ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

           MID CAP PORTFOLIO -
            SERVICE CLASS 2                           COMBINED
   ----------------------------------    ----------------------------------
          2004              2003              2004               2003
          ----              ----              ----               ----

   $       (12,847)   $         1,028    $    13,221,597    $     9,684,912
           361,456            (75,529)        25,449,720        (13,624,216)

         1,224,295            889,813         51,019,028        110,043,919
   ---------------    ---------------    ---------------    ---------------



         1,572,904            815,312         89,690,345        106,104,615
   ---------------    ---------------    ---------------    ---------------


         1,297,946          1,058,827        270,982,305        250,102,032

         5,009,144          3,090,688        414,316,094        270,537,117
            38,610            128,545         27,121,732         76,753,936
          (192,138)          (760,286)       (25,105,060)       (33,695,922)

        (1,955,681)        (1,055,902)      (414,927,922)      (281,901,384)

           (38,610)          (128,545)       (27,121,723)       (76,753,438)
           (15,221)              (618)          (694,734)           (75,223)
   ---------------    ---------------    ---------------    ---------------



         4,144,050          2,332,709        244,570,692        204,967,118
   ---------------    ---------------    ---------------    ---------------


         5,716,954          3,148,021        334,261,037        311,071,733



         4,080,962            932,941        787,110,642        476,038,909
   ---------------    ---------------    ---------------    ---------------
   $     9,797,916    $     4,080,962    $ 1,121,371,679    $   787,110,642
   ===============    ===============    ===============    ===============


                       See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL III for Variable Life Insurance ("Fund UL III") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by The Company. Fund UL III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund UL III is comprised of the Travelers Corporate Owned Variable Universal Life Insurance Policy, Travelers Corporate Benefit Life Policy, Travelers Corporate Owned Variable Universal Life Insurance 2000 Policy, Travelers Life & Annuity Corporate Select Policy, Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III and Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance IV products.

Participant premium payments applied to Fund UL III are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2004, the investments comprising Fund UL III were:

  Capital Appreciation Fund, Massachusetts business trust,
    Affiliate of The Company
  Dreyfus Stock Index Fund - Intial Shares., Maryland business trust
  High Yield Bond Trust, Massachusetts business trust, Affiliate of The Company Money Market Portfolio, Massachusetts business trust, Affiliate of The Company The Merger Fund VL, Delaware business trust *
  AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
    AllianceBernstein Growth and Income Portfolio - Class B
    AllianceBernstein Premier Growth Portfolio - Class B
  American Century Variable Products, Inc., Massachusetts business trust
    VP Ultra Fund - Class I
  American Funds Insurance Series, Massachusetts business trust
    Global Growth Fund - Class 2 Shares
    Growth Fund - Class 2 Shares
    Growth-Income Fund - Class 2 Shares
  Credit Suisse Trust, Massachusetts business trust
    Credit Suisse Emerging Markets Portfolio
  Delaware VIP Trust, Maryland business trust
    Delaware VIP REIT Series - Standard Class
    Delaware VIP Small Cap Value Series - Standard Class
  Dreyfus Variable Investment Fund, Maryland business trust
    Dreyfus VIF Appreciation Portfolio - Initial Shares
    Dreyfus VIF Developing Leaders Portfolio - Initial Shares
  Franklin Templeton Variable Insurance Products Trust,
    Massachusetts business trust
    Franklin Small Cap Fund - Class 2 Shares
    Templeton Developing Markets Securities Fund - Class 2 Shares
    Templeton Foreign Securities Fund - Class 2 Shares
    Templeton Global Income Securities Fund - Class 1 Shares
    Templeton Growth Securities Fund - Class 2 Shares
  Greenwich Street Series Fund, Massachusetts business trust,
    Affiliate of The Company
    Equity Index Portfolio - Class I Shares
    Fundamental Value Portfolio
  Janus Aspen Series, Delaware business trust
    Balanced Portfolio - Service Shares
    Global Technology Portfolio - Service Shares
    Worldwide Growth Portfolio - Service Shares
  Lord Abbett Series Fund, Inc., Maryland business trust
    Growth and Income Portfolio
    Mid-Cap Value Portfolio
  PIMCO Variable Insurance Trust, Massachusetts business trust
    PIMCO Low Duration Portfolio
    Real Return Portfolio - Administrative Class
    Total Return Portfolio - Administrative Class
  Pioneer Variable Contracts Trust, Massachusetts business trust
    Pioneer Mid Cap Value VCT Portfolio - Class II Shares

  Putnam Variable Trust, Massachusetts business trust
    Putnam VT Discovery Growth Fund - Class IB Shares
    Putnam VT International Equity Fund - Class IB Shares
    Putnam VT Small Cap Value Fund - Class IB Shares
  Salomon Brothers Variable Series Funds Inc., Maryland business trust,
    Affiliate of The Company
    All Cap Fund - Class I
    Investors Fund - Class I
    Strategic Bond Fund - Class I
    Total Return Fund - Class I
  Scudder Investment VIT Funds, Massachusetts business trust
    EAFE(R) Equity index Fund - Class A Shares
    Small Cap Index Fund - Class A Shares
  Smith Barney Investment Series, Massachusetts business trust,
    Affiliate of The Company
    SB Government Portfolio - Class A Shares
  The Travelers Series Trust, Massachusetts business trust,
    Affiliate of The Company
    Convertible Securities Portfolio
    Disciplined Mid Cap Stock Portfolio
    Equity Income Portfolio
    Large Cap Portfolio
    Lazard International Stock Portfolio
    Merrill Lynch Large Cap Core Portfolio
    MFS Emerging Growth Portfolio
    MFS Mid Cap Growth Portfolio
    Social Awareness Stock Portfolio
    Travelers Quality Bond Portfolio
    U.S. Government Securities Portfolio
  Travelers Series Fund Inc., Maryland business trust, Affiliate of The Company
    AIM Capital Appreciation Portfolio
    MFS Total Return Portfolio
    Smith Barney Aggressive Growth Portfolio
    Smith Barney International All Cap Growth Portfolio
    Smith Barney Large Capitalization Growth Portfolio
    Strategic Equity Portfolio
    Van Kampen Enterprise Portfolio
  Vanguard (R) Variable Insurance Fund, Delaware business trust
    Vanguard Variable Insurance Fund Diversified Value Portfolio *
    Vanguard Variable Insurance Fund Equity Index Portfolio *
    Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio
      (Formerly Vanguard Variable Insurance Fund Short-Term Corporate
      Portfolio) *
    Vanguard Variable Insurance Fund Small Company Growth Portfolio *
    Vanguard Variable Insurance Fund Total Stock Market Index Portfolio * Variable Insurance Products Fund, Massachusetts business trust,
    Affiliate of The Company
    VIP Overseas Portfolio - Service Class 2
  Variable Insurance Products Fund II, Massachusetts business trust
    Asset Manager Portfolio - Initial Class
    Contrafund(R) Portfolio - Service Class 2
  Variable Insurance Products Fund III, Massachusetts business trust
    Mid Cap Portfolio - Service Class 2

  * No assets for the period

Not all funds may be available in all states or to all contract owners

   The following is a summary of significant accounting policies consistently followed by Fund UL III in the preparation of its financial statements.

   SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

   SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date

   FEDERAL INCOME TAXES. The operations of Fund UL III form a part of the total operations of The Company and are not taxed separately. The company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL III. Fund UL III is not taxed as a "regulated investment company" under Subchapter M of the Code.

   FINANCIAL HIGHLIGHTS. In 2001, Fund UL III adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

   OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments were $694,105,278 and $429,214,537, respectively, for the year ended December 31, 2004. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $1,027,712,383 at December 31, 2004. Gross unrealized appreciation for all investments at December 31, 2004 was $95,568,517. Gross unrealized depreciation for all investments at December 31, 2004 was $2,025,927.

3. CONTRACT CHARGES

   The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of unit values;
   - Mortality and Expense Risks assumed by The Company (M&E)

   Below is a table displaying current separate account charges with their associated products offered in this Separate Account for each funding option.

------------------------------------------------------------------------------------------------------------------------------------
FUND UL III
------------------------------------------------------------------------------------------------------------------------------------

        Separate Account Charge (1)
         (as identified in Note 5)          Product                                                                       M&E (2)
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.05%               Travelers Corporate Benefit Life Policy (Applies to policies in years 26       0.05%
                                            and greater)

                                            Travelers Corporate Owned Variable Universal Life Insurance (Applies to        0.05%
                                            policies in years 21 and greater)

                                            Travelers Corporate Owned Variable Universal Life Insurance 2000 (Applies      0.05%
                                            to policies in years 26 and greater)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.05%
                                            Insurance III (Applies to policies in years 26 and greater)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.05%
                                            Insurance IV (Applies to policies in years 26 and greater)

Separate Account Charge 0.15%               Travelers Corporate Benefit Life Policy (Applies to policies in years          0.15%
                                            7-25)

Separate Account Charge 0.20%               Travelers Corporate Owned Variable Universal Life Insurance 2000 (Applies      0.20%
                                            to policies in years 1-25)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.20%
                                            Insurance III (Applies to policies in years 1-25)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.20%
                                            Insurance IV (Applies to policies in years 1-25)

                                            Travelers Life & Annuity Corporate Select Policy (Applies to policies in       0.20%
                                            years 26 and greater)

Separate Account Charge 0.25%               Travelers Corporate Benefit Life Policy (Applies to policies in years 1-6)     0.25%

                                            Travelers Corporate Owned Variable Universal Life Insurance (Applies to        0.25%
                                            policies in years 5-20)

Separate Account Charge 0.35%               Travelers Life & Annuity Corporate Select Policy (Applies to policies in       0.35%
                                            years 1-25)

Separate Account Charge 0.45%               Travelers Corporate Owned Variable Universal Life Insurance (Applies to        0.45%
                                            policies in years 1-4)

------------------------------------------------------------------------------------------------------------------------------------

(1) Certain unit values displayed in Note 5 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 5.

(2) The products in the above table are guaranteed not to exceed an M&E charge of 0.75% for all policy years.

------------------------------------------------------------------------------------------------------------------------------------

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. SUBSEQUENT EVENT NOTE

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, Citicorp International Life Insurance Company, The Travelers Life and Annuity Reinsurance Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be closed this summer.

The transaction contemplates that TIC's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion. In connection with the consummation of the sale of the Life Insurance and Annuity Business, Citigroup and MetLife will also enter into multi-year distribution agreements.

5. NET CONTRACT OWNERS' EQUITY

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Capital Appreciation Fund
    Separate Account Charges 0.15% .......................................                   -       $  0.941       $             -
    Separate Account Charges 0.20% .......................................          30,646,365          0.521            15,964,714
    Separate Account Charges 0.25% .......................................           5,065,576          0.852             4,314,125
    Separate Account Charges 0.45% .......................................             709,229          0.843               597,637

Dreyfus Stock Index Fund, Inc.
    Separate Account Charges 0.15% .......................................                   -          1.365                     -
    Separate Account Charges 0.20% .......................................          15,720,067          1.363            21,432,983
    Separate Account Charges 0.25% .......................................             864,820          1.362             1,177,662
    Separate Account Charges 0.45% .......................................                 781          1.355                 1,058

High Yield Bond Trust
    Separate Account Charges 0.15% .......................................             559,951          1.477               827,326
    Separate Account Charges 0.20% .......................................          18,122,330          1.614            29,254,617
    Separate Account Charges 0.25% .......................................           3,241,523          1.627             5,275,416
    Separate Account Charges 0.45% .......................................             137,505          1.610               221,447

Money Market Portfolio
    Separate Account Charges 0.15% .......................................                 306          1.043                   319
    Separate Account Charges 0.20% .......................................          78,561,737          1.112            87,376,472
    Separate Account Charges 0.25% .......................................          36,457,351          1.142            41,621,992
    Separate Account Charges 0.45% .......................................           3,153,468          1.130             3,561,964

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Growth and Income Portfolio - Class B
    Separate Account Charges 0.15% .......................................                   -          1.114                     -
    Separate Account Charges 0.20% .......................................             868,763          1.112               966,264
    Separate Account Charges 0.25% .......................................              33,738          1.111                37,473
    Separate Account Charges 0.45% .......................................                 323          1.105                   357
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 0.15% .......................................                   -          0.822                     -
    Separate Account Charges 0.20% .......................................          16,599,358          0.805            13,364,505
    Separate Account Charges 0.25% .......................................             110,571          0.804                88,860
    Separate Account Charges 0.45% .......................................              55,564          0.798                44,328

American Century Variable Products, Inc.
  VP Ultra Fund - Class I
    Separate Account Charges 0.15% .......................................                   -          1.002                     -
    Separate Account Charges 0.20% .......................................           6,852,089          1.000             6,851,944
    Separate Account Charges 0.25% .......................................                   -          0.998                     -
    Separate Account Charges 0.45% .......................................                   -          0.991                     -

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................                   -          1.313                     -
    Separate Account Charges 0.20% .......................................           5,839,031          1.311             7,656,996
    Separate Account Charges 0.25% .......................................             141,945          1.309               185,860
    Separate Account Charges 0.45% .......................................              21,839          1.301                28,422

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
American Funds Insurance Series (continued)
  Growth Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................          10,538,584       $  1.156       $    12,186,132
    Separate Account Charges 0.20% .......................................          16,108,008          1.155            18,597,934
    Separate Account Charges 0.25% .......................................           2,637,987          1.153             3,041,203
    Separate Account Charges 0.45% .......................................             483,286          1.146               553,779
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................           8,848,670          1.202            10,634,322
    Separate Account Charges 0.20% .......................................          10,897,677          1.200            13,077,135
    Separate Account Charges 0.25% .......................................           1,216,657          1.198             1,457,732
    Separate Account Charges 0.45% .......................................             305,265          1.191               363,537

Credit Suisse Trust
  Credit Suisse Emerging Markets Portfolio
    Separate Account Charges 0.15% .......................................                   -          1.383                     -
    Separate Account Charges 0.20% .......................................          14,904,637          0.904            13,472,356
    Separate Account Charges 0.25% .......................................             927,067          1.243             1,152,274
    Separate Account Charges 0.45% .......................................              18,615          1.230                22,900

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 0.15% .......................................             776,063          1.937             1,502,889
    Separate Account Charges 0.20% .......................................          12,732,189          2.583            32,889,560
    Separate Account Charges 0.25% .......................................           1,081,284          2.559             2,766,961
    Separate Account Charges 0.45% .......................................              86,903          2.534               220,204
  Delaware VIP Small Cap Value Series - Standard Class
    Separate Account Charges 0.15% .......................................                   -          1.672                     -
    Separate Account Charges 0.20% .......................................              31,975          2.189                70,010
    Separate Account Charges 0.25% .......................................               1,795          2.124                 3,811
    Separate Account Charges 0.45% .......................................               1,134          2.103                 2,385

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 0.15% .......................................                   -          0.989                     -
    Separate Account Charges 0.20% .......................................           6,260,192          0.940             5,882,802
    Separate Account Charges 0.25% .......................................             411,904          0.981               404,152
    Separate Account Charges 0.45% .......................................              15,155          0.971                14,713
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 0.15% .......................................           4,235,236          1.151             4,873,845
    Separate Account Charges 0.20% .......................................          13,995,182          1.074            15,035,036
    Separate Account Charges 0.25% .......................................             938,029          1.414             1,326,703
    Separate Account Charges 0.45% .......................................             284,185          1.399               397,687

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................           3,894,518          1.019             3,966,921
    Separate Account Charges 0.20% .......................................          14,442,320          0.769            11,112,820
    Separate Account Charges 0.25% .......................................             844,728          0.768               648,485
    Separate Account Charges 0.45% .......................................              65,154          0.761                49,553

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ........................................            499,787       $  1.860       $       929,391
    Separate Account Charges 0.20% ........................................            416,728          1.858               774,282
    Separate Account Charges 0.25% ........................................            313,215          1.856               581,473
    Separate Account Charges 0.45% ........................................             86,475          1.850               160,002
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ........................................          6,065,808          1.243             7,541,955
    Separate Account Charges 0.20% ........................................          6,583,954          1.242             8,174,876
    Separate Account Charges 0.25% ........................................            853,751          1.240             1,058,566
    Separate Account Charges 0.45% ........................................            243,094          1.233               299,735
  Templeton Global Income Securities Fund - Class 1 Shares
    Separate Account Charges 0.15% ........................................                  -          1.169                     -
    Separate Account Charges 0.20% ........................................            125,168          1.169               146,308
    Separate Account Charges 0.25% ........................................                  -          1.168                     -
    Separate Account Charges 0.45% ........................................                  -          1.167                     -
  Templeton Growth Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ........................................                  -          1.116                     -
    Separate Account Charges 0.20% ........................................              9,676          1.116                10,796
    Separate Account Charges 0.25% ........................................                  -          1.115                     -
    Separate Account Charges 0.45% ........................................                  -          1.114                     -

Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Separate Account Charges 0.15% ........................................         14,814,277          1.010            14,962,606
    Separate Account Charges 0.20% ........................................         69,168,037          0.839            57,998,687
    Separate Account Charges 0.25% ........................................          7,202,002          0.952             6,856,934
    Separate Account Charges 0.45% ........................................            675,921          0.942               636,743
  Fundamental Value Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.385                     -
    Separate Account Charges 0.20% ........................................          2,573,782          1.382             3,557,938
    Separate Account Charges 0.25% ........................................            734,458          1.380             1,013,649
    Separate Account Charges 0.45% ........................................             80,057          1.371               109,770

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 0.15% ........................................                  -          1.114                     -
    Separate Account Charges 0.20% ........................................         10,586,927          1.062            11,246,432
    Separate Account Charges 0.25% ........................................            338,697          1.060               358,952
    Separate Account Charges 0.45% ........................................             80,535          1.050                84,560
  Global Technology Portfolio - Service Shares
    Separate Account Charges 0.15% ........................................                  -          0.682                     -
    Separate Account Charges 0.20% ........................................          3,094,075          0.366             1,133,346
    Separate Account Charges 0.25% ........................................            120,695          0.365                44,107
    Separate Account Charges 0.45% ........................................             19,792          0.362                 7,166
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 0.15% ........................................                  -          0.823                     -
    Separate Account Charges 0.20% ........................................          2,881,108          0.593             1,708,844
    Separate Account Charges 0.25% ........................................            526,961          0.592               311,821
    Separate Account Charges 0.45% ........................................                  -          0.586                     -

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio
    Separate Account Charges 0.15% ........................................                  -       $  1.411       $             -
    Separate Account Charges 0.20% ........................................            246,214          1.410               347,240
    Separate Account Charges 0.25% ........................................            833,821          1.409             1,174,956
    Separate Account Charges 0.45% ........................................              1,954          1.404                 2,744
  Mid-Cap Value Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.573                     -
    Separate Account Charges 0.20% ........................................            584,224          1.572               918,305
    Separate Account Charges 0.25% ........................................          3,600,328          1.571             5,654,383
    Separate Account Charges 0.45% ........................................            116,667          1.565               182,617

PIMCO Variable Insurance Trust
  PIMCO Low Duration Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.014                     -
    Separate Account Charges 0.20% ........................................          2,317,192          1.014             2,349,757
    Separate Account Charges 0.25% ........................................                  -          1.014                     -
    Separate Account Charges 0.45% ........................................                  -          1.012                     -
  Real Return Portfolio - Administrative Class
    Separate Account Charges 0.15% ........................................          3,653,174          1.149             4,197,654
    Separate Account Charges 0.20% ........................................         14,861,017          1.148            17,061,576
    Separate Account Charges 0.25% ........................................            233,208          1.147               267,517
    Separate Account Charges 0.45% ........................................             17,835          1.143                20,390
  Total Return Portfolio - Administrative Class
    Separate Account Charges 0.15% ........................................          7,806,348          1.256             9,805,107
    Separate Account Charges 0.20% ........................................         84,603,562          1.270           107,476,818
    Separate Account Charges 0.25% ........................................          6,812,299          1.268             8,638,070
    Separate Account Charges 0.45% ........................................            809,568          1.259             1,019,043

Pioneer Variable Contracts Trust
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 0.15% ........................................          1,249,031          1.396             1,743,236
    Separate Account Charges 0.20% ........................................          2,391,915          1.394             3,333,656
    Separate Account Charges 0.25% ........................................            275,417          1.392               383,321
    Separate Account Charges 0.45% ........................................             97,713          1.384               135,238

Putnam Variable Trust
  Putnam VT Discovery Growth Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................                  -          0.817                     -
    Separate Account Charges 0.20% ........................................            427,749          0.822               351,727
    Separate Account Charges 0.25% ........................................             72,240          0.821                59,291
    Separate Account Charges 0.45% ........................................              1,696          0.815                 1,382
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................                  -          1.107                     -
    Separate Account Charges 0.20% ........................................         13,580,391          1.064            14,448,173
    Separate Account Charges 0.25% ........................................            120,622          1.062               128,094
    Separate Account Charges 0.45% ........................................                  -          1.054                     -
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................          2,202,122          1.595             3,512,075
    Separate Account Charges 0.20% ........................................         14,674,940          1.703            24,998,499
    Separate Account Charges 0.25% ........................................            664,656          1.700             1,130,170
    Separate Account Charges 0.45% ........................................            131,481          1.688               221,930

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
    Separate Account Charges 0.15% ........................................                  -       $  1.065       $             -
    Separate Account Charges 0.20% ........................................          5,528,271          1.242             6,863,663
    Separate Account Charges 0.25% ........................................            292,998          1.486               435,401
    Separate Account Charges 0.45% ........................................             72,017          1.471               105,922
  Investors Fund - Class I
    Separate Account Charges 0.15% ........................................          6,096,635          1.049             6,395,827
    Separate Account Charges 0.20% ........................................         16,293,875          1.192            19,417,910
    Separate Account Charges 0.25% ........................................          1,561,902          1.318             2,058,329
    Separate Account Charges 0.45% ........................................             75,138          1.304                97,984
  Strategic Bond Fund - Class I
    Separate Account Charges 0.15% ........................................                  -          1.349                     -
    Separate Account Charges 0.20% ........................................          1,122,142          1.463             1,642,016
    Separate Account Charges 0.25% ........................................            538,060          1.521               818,164
    Separate Account Charges 0.45% ........................................          1,618,728          1.504             2,435,374
  Total Return Fund - Class I
    Separate Account Charges 0.15% ........................................                  -          1.159                     -
    Separate Account Charges 0.20% ........................................            230,113          1.236               284,305
    Separate Account Charges 0.25% ........................................            112,392          1.252               140,662
    Separate Account Charges 0.45% ........................................                  -          1.239                     -

Scudder Investment VIT Funds
  EAFE(R) Equity Index Fund - Class A Shares
    Separate Account Charges 0.15% ........................................          2,795,652          1.079             3,015,945
    Separate Account Charges 0.20% ........................................         12,436,114          0.780             9,696,567
    Separate Account Charges 0.25% ........................................            286,973          0.875               251,027
    Separate Account Charges 0.45% ........................................            342,432          0.866               296,477
  Small Cap Index Fund - Class A Shares
    Separate Account Charges 0.15% ........................................          2,354,380          1.324             3,116,040
    Separate Account Charges 0.20% ........................................         23,366,216          1.172            27,392,637
    Separate Account Charges 0.25% ........................................          2,338,876          1.582             3,701,219
    Separate Account Charges 0.45% ........................................             36,162          1.566                56,628

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.198                     -
    Separate Account Charges 0.20% ........................................          3,278,902          1.268             4,157,412
    Separate Account Charges 0.25% ........................................             90,669          1.457               132,135
    Separate Account Charges 0.45% ........................................             16,765          1.442                24,181
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.278                     -
    Separate Account Charges 0.20% ........................................         20,591,272          1.310            26,966,970
    Separate Account Charges 0.25% ........................................            142,320          1.647               234,447
    Separate Account Charges 0.45% ........................................                605          1.630                   987

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
The Travelers Series Trust (continued)
  Equity Income Portfolio
    Separate Account Charges 0.15% ........................................                  -       $  1.167       $             -
    Separate Account Charges 0.20% ........................................         26,523,617          1.224            32,457,854
    Separate Account Charges 0.25% ........................................          6,644,364          1.324             8,794,633
    Separate Account Charges 0.45% ........................................            382,918          1.310               501,540
  Large Cap Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.906                     -
    Separate Account Charges 0.20% ........................................         33,231,739          0.661            21,974,876
    Separate Account Charges 0.25% ........................................          3,923,499          0.859             3,370,321
    Separate Account Charges 0.45% ........................................             21,856          0.850                18,579
  Lazard International Stock Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.089                     -
    Separate Account Charges 0.20% ........................................          8,594,969          0.876             7,533,018
    Separate Account Charges 0.25% ........................................          4,043,381          0.906             3,662,535
    Separate Account Charges 0.45% ........................................            315,073          0.896               282,384
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.911                     -
    Separate Account Charges 0.20% ........................................          1,526,671          0.679             1,037,017
    Separate Account Charges 0.25% ........................................             70,212          0.864                60,693
    Separate Account Charges 0.45% ........................................              4,347          0.856                 3,719
  MFS Emerging Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.803                     -
    Separate Account Charges 0.20% ........................................         26,698,898          0.409            10,907,608
    Separate Account Charges 0.25% ........................................          3,085,840          0.736             2,270,080
    Separate Account Charges 0.45% ........................................            564,554          0.728               410,913
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.635                     -
    Separate Account Charges 0.20% ........................................         24,583,732          0.556            13,676,689
    Separate Account Charges 0.25% ........................................          1,136,201          0.865               982,460
    Separate Account Charges 0.45% ........................................            178,555          0.856               152,809
  Social Awareness Stock Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.915                     -
    Separate Account Charges 0.20% ........................................          2,181,817          0.849             1,851,468
    Separate Account Charges 0.25% ........................................             16,854          0.887                14,954
    Separate Account Charges 0.45% ........................................              2,243          0.879                 1,970
  Travelers Quality Bond Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.183                     -
    Separate Account Charges 0.20% ........................................         20,070,721          1.198            24,038,557
    Separate Account Charges 0.25% ........................................          2,222,237          1.196             2,656,722
    Separate Account Charges 0.45% ........................................            179,107          1.187               212,555
  U.S. Government Securities Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.284                     -
    Separate Account Charges 0.20% ........................................         13,985,977          1.447            20,231,317
    Separate Account Charges 0.25% ........................................          1,385,693          1.455             2,016,881
    Separate Account Charges 0.45% ........................................          1,545,824          1.441             2,226,935

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.929                     -
    Separate Account Charges 0.20% ........................................         13,842,696          0.585             8,103,920
    Separate Account Charges 0.25% ........................................          3,996,010          0.961             3,838,738
    Separate Account Charges 0.45% ........................................             77,124          0.951                73,313

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Travelers Series Fund Inc. (continued)
  MFS Total Return Portfolio
    Separate Account Charges 0.15% ........................................          4,110,000       $  1.203       $     4,944,500
    Separate Account Charges 0.20% ........................................         24,513,172          1.433            35,131,787
    Separate Account Charges 0.25% ........................................          3,720,837          1.459             5,428,166
    Separate Account Charges 0.45% ........................................          4,770,970          1.444             6,887,430
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.208                     -
    Separate Account Charges 0.20% ........................................          1,620,043          1.206             1,954,404
    Separate Account Charges 0.25% ........................................            190,133          1.204               228,996
    Separate Account Charges 0.45% ........................................             14,553          1.197                17,414
  Smith Barney International All Cap Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.927                     -
    Separate Account Charges 0.20% ........................................          2,209,572          0.575             1,269,926
    Separate Account Charges 0.25% ........................................            558,738          0.757               423,234
    Separate Account Charges 0.45% ........................................            106,466          0.750                79,821
  Smith Barney Large Capitalization Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.032                     -
    Separate Account Charges 0.20% ........................................          7,236,265          0.812             5,878,969
    Separate Account Charges 0.25% ........................................          4,802,306          0.992             4,764,539
    Separate Account Charges 0.45% ........................................            316,963          0.982               311,245
  Strategic Equity Portfolio
    Separate Account Charges 0.15% ........................................          1,139,212          0.828               942,915
    Separate Account Charges 0.20% ........................................          5,296,432          0.643             3,403,294
    Separate Account Charges 0.25% ........................................          1,447,815          0.859             1,243,940
    Separate Account Charges 0.45% ........................................             13,470          0.850                11,452
  Van Kampen Enterprise Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.854                     -
    Separate Account Charges 0.20% ........................................          4,009,670          0.523             2,097,935
    Separate Account Charges 0.25% ........................................             96,895          0.720                69,730
    Separate Account Charges 0.45% ........................................             47,918          0.712                34,129

Variable Insurance Products Fund
  VIP Overseas Portfolio - Service Class 2
    Separate Account Charges 0.15% ........................................                  -          1.112                     -
    Separate Account Charges 0.20% ........................................          2,082,831          1.112             2,315,796
    Separate Account Charges 0.25% ........................................          1,257,753          1.111             1,397,957
    Separate Account Charges 0.45% ........................................                  -          1.110                     -

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Separate Account Charges 0.15% ........................................                  -          1.108                     -
    Separate Account Charges 0.20% ........................................          1,841,134          1.006             1,852,112
    Separate Account Charges 0.25% ........................................          1,478,777          1.097             1,622,335
    Separate Account Charges 0.45% ........................................            289,863          1.086               314,728
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 0.15% ........................................                  -          1.262                     -
    Separate Account Charges 0.20% ........................................          7,591,050          1.078             8,179,556
    Separate Account Charges 0.25% ........................................          1,676,313          1.075             1,802,046
    Separate Account Charges 0.45% ........................................              9,042          1.065                 9,630

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 0.15% ........................................                  -       $  1.572       $             -
    Separate Account Charges 0.20% ........................................          5,661,984          1.603             9,078,729
    Separate Account Charges 0.25% ........................................            438,685          1.601               702,119
    Separate Account Charges 0.45% ........................................             10,743          1.589                17,068
                                                                                                                    ---------------

Net Contract Owners' Equity ...............................................                                         $ 1,121,371,679
                                                                                                                    ===============

6. STATEMENT OF INVESTMENTS                                                    FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                 -------------------------------------------------------------------

INVESTMENTS                                                         NO. OF            MARKET           COST OF           PROCEEDS
                                                                    SHARES            VALUE           PURCHASES         FROM SALES
                                                                 ------------      ------------      ------------      ------------
CAPITAL APPRECIATION FUND (1.9%)
    Total (Cost $18,285,523)                                          315,212      $ 20,876,476      $  5,761,756      $ 12,803,765
                                                                 ------------      ------------      ------------      ------------

DREYFUS STOCK INDEX FUND, INC. (2.0%)
    Total (Cost $19,235,203)                                          732,007        22,611,703        12,766,731         3,589,631
                                                                 ------------      ------------      ------------      ------------

HIGH YIELD BOND TRUST (3.2%)
    Total (Cost $34,090,565)                                        3,590,192        35,578,806        15,774,234        10,451,889
                                                                 ------------      ------------      ------------      ------------

MONEY MARKET PORTFOLIO (11.8%)
    Total (Cost $132,444,041)                                     132,444,041       132,444,041       109,969,212       113,215,532
                                                                 ------------      ------------      ------------      ------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (1.3%)
  AllianceBernstein Growth and Income Portfolio -
    Class B (Cost $914,374)                                            42,065         1,004,094         1,573,965           859,473
  AllianceBernstein Premier Growth Portfolio -
    Class B (Cost $11,584,223)                                        584,063        13,497,693         4,413,321         2,477,496
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $12,498,597)                                          626,128        14,501,787         5,987,286         3,336,969
                                                                 ------------      ------------      ------------      ------------

AMERICAN CENTURY VARIABLE PRODUCTS, INC. (0.6%)
  VP Ultra Fund - Class I
    Total (Cost $6,225,089)                                           674,404         6,851,944         1,369,769           820,850
                                                                 ------------      ------------      ------------      ------------

AMERICAN FUNDS INSURANCE SERIES (6.0%)
  Global Growth Fund - Class 2 Shares (Cost $6,856,255)               456,836         7,871,278        14,884,272        12,596,549
  Growth Fund - Class 2 Shares (Cost $29,215,363)                     672,780        34,379,048        22,382,920         5,342,412
  Growth-Income Fund - Class 2 Shares (Cost $23,888,342)              696,854        25,532,726        21,641,357         3,983,152
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $59,959,960)                                        1,826,470        67,783,052        58,908,549        21,922,113
                                                                 ------------      ------------      ------------      ------------

CREDIT SUISSE TRUST (1.3%)
  Credit Suisse Emerging Markets Portfolio
    Total (Cost $12,169,785)                                        1,106,309        14,647,530        11,249,355         4,472,993
                                                                 ------------      ------------      ------------      ------------

DELAWARE VIP TRUST (3.3%)
  Delaware VIP REIT Series - Standard Class
    (Cost $28,276,871)                                              1,959,099        37,379,614        18,376,649         7,361,653
  Delaware VIP Small Cap Value Series -
    Standard Class (Cost $71,710)                                       2,503            76,206           105,841            34,456
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $28,348,581)                                        1,961,602        37,455,820        18,482,490         7,396,109
                                                                 ------------      ------------      ------------      ------------

DREYFUS VARIABLE INVESTMENT FUND (2.5%)
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares (Cost $5,924,509)                                  177,212         6,301,667         5,444,303         8,198,895
  Dreyfus VIF Developing Leaders Portfolio -
    Initial Shares (Cost $17,983,653)                                 520,656        21,633,271         8,194,129         9,196,616
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $23,908,162)                                          697,868        27,934,938        13,638,432        17,395,511
                                                                 ------------      ------------      ------------      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (3.2%)
  Franklin Small Cap Fund - Class 2 Shares
    (Cost $13,411,000)                                                812,032        15,777,779         8,387,090         5,226,795
  Templeton Developing Markets Securities Fund -
    Class 2 Shares (Cost $2,119,057)                                  282,024         2,445,148         3,628,225         1,890,393
  Templeton Foreign Securities Fund -
    Class 2 Shares (Cost $15,072,728)                               1,189,905        17,075,132        15,988,780         2,086,619
  Templeton Global Income Securities Fund -
    Class 1 Shares (Cost $137,612)                                      9,260           146,308           173,785            37,994
  Templeton Growth Securities Fund -
    Class 2 Shares (Cost $9,814)                                          841            10,796            10,159               362
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $30,750,211)                                        2,294,062        35,455,163        28,188,039         9,242,163
                                                                 ------------      ------------      ------------      ------------

GREENWICH STREET SERIES FUND (7.6%)
  Equity Index Portfolio - Class I Shares
    (Cost $71,892,095)                                              2,727,287        80,454,970        29,850,971        18,761,641
  Fundamental Value Portfolio (Cost $4,342,627)                       221,865         4,681,357         5,593,279         4,772,779
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $76,234,722)                                        2,949,152        85,136,327        35,444,250        23,534,420
                                                                 ------------      ------------      ------------      ------------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                   FOR THE YEAR ENDED DECEMBER 31, 2004 (CONTINUED)
                                                               -------------------------------------------------------------------

INVESTMENTS                                                       NO. OF            MARKET           COST OF           PROCEEDS
                                                                  SHARES            VALUE           PURCHASES         FROM SALES
                                                               ------------      ------------      ------------      ------------
JANUS ASPEN SERIES (1.3%)
  Balanced Portfolio - Service Shares (Cost $10,689,939)            463,152      $ 11,689,944      $  6,183,512      $  5,751,469
  Global Technology Portfolio -
    Service Shares (Cost $1,110,210)                                333,696         1,184,619         1,921,467         1,588,059
  Worldwide Growth Portfolio -
    Service Shares (Cost $1,898,951)                                 75,908         2,020,665         3,483,704         7,520,949
                                                               ------------      ------------      ------------      ------------
    Total (Cost $13,699,100)                                        872,756        14,895,228        11,588,683        14,860,477
                                                               ------------      ------------      ------------      ------------

LORD ABBETT SERIES FUND, INC. (0.7%)
  Growth and Income Portfolio (Cost $1,384,052)                      56,105         1,524,940         1,726,751           379,511
  Mid-Cap Value Portfolio (Cost $6,007,646)                         324,930         6,755,305         6,778,960           817,238
                                                               ------------      ------------      ------------      ------------
    Total (Cost $7,391,698)                                         381,035         8,280,245         8,505,711         1,196,749
                                                               ------------      ------------      ------------      ------------

PIMCO VARIABLE INSURANCE TRUST (13.5%)
  PIMCO Low Duration Portfolio (Cost $2,353,969)                    228,132         2,349,757         2,384,539            30,513
  Real Return Portfolio - Administrative Class
    (Cost $21,115,741)                                            1,667,735        21,547,137        25,381,703         4,597,238
  Total Return Portfolio - Administrative Class
    (Cost $125,244,883)                                          12,077,929       126,939,038        71,552,892        20,941,918
                                                               ------------      ------------      ------------      ------------
    Total (Cost $148,714,593)                                    13,973,796       150,835,932        99,319,134        25,569,669
                                                               ------------      ------------      ------------      ------------

PIONEER VARIABLE CONTRACTS TRUST (0.5%)
  Pioneer Mid Cap Value VCT Portfolio -
    Class II Shares
    Total (Cost $4,942,183)                                         228,946         5,595,451         6,814,180         2,960,652
                                                               ------------      ------------      ------------      ------------

PUTNAM VARIABLE TRUST (4.0%)
  Putnam VT Discovery Growth Fund -
    Class IB Shares (Cost $380,007)                                  82,978           412,400           585,601           537,065
  Putnam VT International Equity Fund -
    Class IB Shares (Cost $11,818,360)                              990,909        14,576,267         6,660,735         7,647,799
  Putnam VT Small Cap Value Fund -
    Class IB Shares (Cost $23,624,416)                            1,310,341        29,862,674        19,537,864         8,415,590
                                                               ------------      ------------      ------------      ------------
    Total (Cost $35,822,783)                                      2,384,228        44,851,341        26,784,200        16,600,454
                                                               ------------      ------------      ------------      ------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (3.6%)
  All Cap Fund - Class I (Cost $6,585,239)                          439,987         7,404,986         4,761,074         3,612,469
  Investors Fund - Class I (Cost $24,457,348)                     2,025,348        27,970,050        10,809,382         6,225,187
  Strategic Bond Fund - Class I (Cost $4,843,591)                   449,959         4,895,554         3,228,162         2,413,082
  Total Return Fund - Class I (Cost $415,749)                        37,708           424,967         1,917,707         1,826,546
                                                               ------------      ------------      ------------      ------------
    Total (Cost $36,301,927)                                      2,953,002        40,695,557        20,716,325        14,077,284
                                                               ------------      ------------      ------------      ------------

SCUDDER INVESTMENT VIT FUNDS (4.2%)
  EAFE(R) Equity Index Fund -
    Class A Shares (Cost $11,283,069)                             1,389,939        13,260,016        10,005,498         7,380,042
  Small Cap Index Fund -
    Class A Shares (Cost $27,782,849)                             2,387,911        34,266,524        16,930,245         6,010,033
                                                               ------------      ------------      ------------      ------------
    Total (Cost $39,065,918)                                      3,777,850        47,526,540        26,935,743        13,390,075
                                                               ------------      ------------      ------------      ------------

SMITH BARNEY INVESTMENT SERIES (0.0%)
  SB Government Portfolio - Class A Shares
    Total (Cost $0)                                                      --                --             1,776             1,784
                                                               ------------      ------------      ------------      ------------

THE TRAVELERS SERIES TRUST (17.3%)
  Convertible Securities Portfolio (Cost $4,080,267)                349,290         4,313,728         4,100,323         2,613,069
  Disciplined Mid Cap Stock Portfolio (Cost $22,605,308)          1,376,640        27,202,404        13,535,559         7,804,657
  Equity Income Portfolio (Cost $37,607,579)                      2,431,801        41,754,027        18,523,944         9,378,503
  Large Cap Portfolio (Cost $23,906,610)                          1,820,802        25,363,776        10,072,578         6,629,137
  Lazard International Stock Portfolio (Cost $10,141,728)         1,005,073        11,477,937         6,560,927         5,887,837
  Merrill Lynch Large Cap Core Portfolio (Cost $980,116)            121,705         1,101,429         1,144,025         1,038,644
  MFS Emerging Growth Portfolio (Cost $14,064,290)                1,289,241        13,588,601         3,820,026         5,100,986
  MFS Mid Cap Growth Portfolio (Cost $13,021,619)                 1,886,874        14,811,958         8,820,464         6,059,769
  Social Awareness Stock Portfolio (Cost $1,688,737)                 76,889         1,868,392         1,174,857           693,865
  Travelers Quality Bond Portfolio (Cost $27,830,023)             2,439,514        26,907,834        11,117,849        12,998,868

6. STATEMENT OF INVESTMENTS (CONTINUED)                                   FOR THE YEAR ENDED DECEMBER 31, 2004 (CONTINUED)
                                                          -----------------------------------------------------------------------

INVESTMENTS                                                   NO. OF              MARKET            COST OF           PROCEEDS
                                                              SHARES              VALUE            PURCHASES         FROM SALES
                                                          --------------     --------------     --------------     --------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  U.S. Government Securities Portfolio
    (Cost $25,090,985)                                         1,919,618     $   24,475,133     $    9,681,993     $    9,641,047
                                                          --------------     --------------     --------------     --------------
    Total (Cost $181,017,262)                                 14,717,447        192,865,219         88,552,545         67,846,382
                                                          --------------     --------------     --------------     --------------

TRAVELERS SERIES FUND INC. (7.8%)
  AIM Capital Appreciation Portfolio
    (Cost $11,485,160)                                         1,122,988         12,015,971         14,395,116         11,349,801
  MFS Total Return Portfolio (Cost $50,306,876)                3,056,703         52,391,883         27,451,037          4,722,275
  Smith Barney Aggressive Growth Portfolio
    (Cost $1,960,264)                                            165,226          2,200,814          1,787,106            920,724
  Smith Barney International All Cap Growth Portfolio
    (Cost $1,628,442)                                            136,699          1,772,981          2,409,708          1,732,108
  Smith Barney Large Capitalization Growth Portfolio
    (Cost $10,410,736)                                           762,335         10,954,753         12,061,102          6,068,571
  Strategic Equity Portfolio (Cost $5,412,440)                   319,362          5,601,601          2,651,335          5,705,359
  Van Kampen Enterprise Portfolio (Cost $2,209,778)              186,277          2,201,794            932,074            559,226
                                                          --------------     --------------     --------------     --------------
    Total (Cost $83,413,696)                                   5,749,590         87,139,797         61,687,478         31,058,064
                                                          --------------     --------------     --------------     --------------

VARIABLE INSURANCE PRODUCTS FUND (0.3%)
  VIP Overseas Portfolio - Service Class 2
    Total (Cost $3,223,409)                                      213,557          3,713,753          3,509,500            300,797
                                                          --------------     --------------     --------------     --------------

VARIABLE INSURANCE PRODUCTS FUND II (1.2%)
  Asset Manager Portfolio - Initial Class
    (Cost $3,632,458)                                            255,163          3,789,175          5,913,770          4,866,148
  Contrafund(R) Portfolio - Service Class 2
    (Cost $8,600,216)                                            379,174          9,991,232          9,940,099          6,139,114
                                                          --------------     --------------     --------------     --------------
    Total (Cost $12,232,674)                                     634,337         13,780,407         15,853,869         11,005,262
                                                          --------------     --------------     --------------     --------------

VARIABLE INSURANCE PRODUCTS FUND III (0.9%)
  Mid Cap Portfolio - Service Class 2
    Total (Cost $7,736,701)                                      327,909          9,797,916          6,296,031          2,164,943
                                                          --------------     --------------     --------------     --------------

TOTAL INVESTMENTS (100%)
  (COST $1,027,712,383)                                                      $1,121,254,973     $  694,105,278     $  429,214,537
                                                                             ==============     ==============     ==============

7. FINANCIAL HIGHLIGHTS

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
CAPITAL APPRECIATION FUND           2004      36,421   0.521 - 0.941     20,876            -     0.15 - 0.45         19.07 - 19.33
                                    2003      46,240   0.437 - 0.789     24,284         0.05     0.15 - 0.45          7.64 - 24.86
                                    2002      46,882   0.350 - 0.573     18,779         1.53     0.20 - 0.45      (25.52) - (25.29)
                                    2001      36,814   0.469 - 0.767     26,152         0.47     0.20 - 0.45      (28.72) - (26.14)

DREYFUS STOCK
INDEX FUND, INC.                    2004      16,586   1.355 - 1.363     22,612         2.01     0.20 - 0.45         10.16 - 10.37
                                    2003       9,504   1.230 - 1.235     11,735         1.50     0.20 - 0.45          0.24 - 28.11
                                    2002       6,526           0.964      6,290         0.79            0.20                 10.93

HIGH YIELD BOND TRUST               2004      22,061   1.477 - 1.627     35,579         7.27     0.15 - 0.45           8.20 - 8.54
                                    2003      20,269   1.361 - 1.500     29,898         9.05     0.15 - 0.45          6.75 - 28.86
                                    2002      14,099   1.154 - 1.165     16,287        16.60     0.20 - 0.45           4.14 - 4.39
                                    2001       8,750   1.106 - 1.116      9,720         6.23     0.20 - 0.45           5.08 - 9.40

MONEY MARKET PORTFOLIO              2004     118,173   1.043 - 1.142    132,561         1.01     0.15 - 0.45           0.62 - 0.87
                                    2003     122,702   1.034 - 1.133    135,721         0.78     0.15 - 0.45           0.27 - 0.68
                                    2002     106,734   1.027 - 1.127    117,295         1.37     0.15 - 0.45           0.79 - 1.20
                                    2001      77,764   1.084 - 1.114     85,319         3.53     0.20 - 0.45           3.24 - 3.53
ALLIANCEBERNSTEIN
VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein
    Growth and Income
    Portfolio - Class B             2004         903   1.105 - 1.112      1,004         0.98     0.20 - 0.45         10.72 - 10.99
                                    2003         216   0.998 - 1.002        216         0.71     0.20 - 0.45          0.30 - 23.86
  AllianceBernstein
    Premier Growth
    Portfolio - Class B             2004      16,765   0.798 - 0.805     13,498            -     0.20 - 0.45           7.84 - 8.06
                                    2003      14,253   0.740 - 0.745     10,612            -     0.20 - 0.45          0.27 - 23.14
                                    2002      10,440   0.602 - 0.605      6,314            -     0.20 - 0.45      (31.48) - (28.67)
AMERICAN CENTURY
VARIABLE PRODUCTS, INC.
  VP Ultra Fund - Class I           2004       6,852           1.000      6,852            -            0.20                 10.50
                                    2003       6,255           0.905      5,663            -            0.20                 24.66
                                    2002       4,697           0.726      3,411         0.19            0.20                (22.93)
                                    2001       2,767           0.942      2,606            -            0.20                 (4.07)
AMERICAN FUNDS
INSURANCE SERIES
  Global Growth Fund -
    Class 2 Shares                  2004       6,003   1.301 - 1.313      7,871         0.40     0.15 - 0.45         10.99 - 13.21
                                    2003       3,611   1.152 - 1.158      4,181         0.41     0.20 - 0.45          0.26 - 34.97
                                    2002           -   0.855 - 0.858          -            -     0.20 - 0.45       (14.80) - 14.46

  Growth Fund -
    Class 2 Shares                  2004      29,768   1.146 - 1.156     34,379         0.24     0.15 - 0.45         12.02 - 12.35
                                    2003      13,618   1.023 - 1.029     14,000         0.15     0.15 - 0.45          0.10 - 36.22
                                    2002          23           0.751         17         0.04            0.45                (20.53)

  Growth-Income Fund -
    Class 2 Shares                  2004      21,268   1.191 - 1.202     25,533         1.75     0.15 - 0.45          2.91 - 10.19
                                    2003       6,149   1.084 - 1.089      6,695         1.49     0.20 - 0.45         31.87 - 32.16
                                    2002       1,853   0.822 - 0.824      1,527         1.13     0.20 - 0.45      (16.94) - (14.91)
CREDIT SUISSE TRUST
  Creit Suisse Emerging
    Markets Portfolio               2004      15,850   0.904 - 1.243     14,648         0.33     0.20 - 0.45         24.37 - 24.69
                                    2003       7,545   0.725 - 0.997      5,683            -     0.20 - 0.45         42.30 - 42.72
                                    2002       4,586   0.508 - 0.700      2,448         0.23     0.20 - 0.45       (17.93) - (4.11)
                                    2001       1,249           0.790        986            -            0.45                (10.02)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
DELAWARE VIP TRUST
  Delaware VIP REIT Series -
    Standard Class                  2004      14,676   1.937 - 2.583      37,380         1.86     0.15 - 0.45        30.82 - 31.23
                                    2003      10,371   1.476 - 1.970      19,803         2.24     0.15 - 0.45        10.73 - 33.74
                                    2002       4,644   1.452 - 1.473       6,837         1.12     0.20 - 0.45          4.01 - 4.36
                                    2001       1,585   1.396 - 1.412       2,220         2.02     0.20 - 0.45         8.30 - 11.97
  Delaware VIP Small Cap
    Value Series -
    Standard Class                  2004          35   2.103 - 2.189          76            -     0.20 - 0.45        18.59 - 21.21
                                    2003           -   1.739 - 1.806           -            -     0.20 - 0.45        41.38 - 41.65
                                    2002           -   1.230 - 1.275           -         0.01     0.20 - 0.45       (6.04) - (5.76)
                                    2001       1,357   1.309 - 1.353       1,776         0.70     0.20 - 0.45         5.13 - 11.31
DREYFUS VARIABLE
INVESTMENT FUND
  Dreyfus VIF Appreciation
    Portfolio - Initial Shares      2004       6,687   0.940 - 0.981       6,302         1.73     0.20 - 0.45          4.63 - 4.91
                                    2003       9,741   0.896 - 0.936       8,771         1.72     0.20 - 0.45        10.38 - 20.92
                                    2002       6,029   0.741 - 0.770       4,523         1.27     0.20 - 0.45     (17.03) - (16.93)
                                    2001       3,647   0.892 - 0.928       3,327         1.18     0.20 - 0.45       (9.73) - (9.26)

  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares      2004      19,453   1.074 - 1.414      21,633         0.20     0.15 - 0.45        10.77 - 11.21
                                    2003      20,307   0.967 - 1.273      20,400         0.04     0.15 - 0.45        31.15 - 31.51
                                    2002       9,951   0.736 - 0.969       7,615         0.05     0.15 - 0.45     (24.33) - (19.21)
                                    2001       5,606   0.911 - 1.196       5,638         0.32     0.20 - 0.45       (6.56) - (6.37)

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund -
    Class 2 Shares                  2004      19,247   0.761 - 1.019      15,778            -     0.15 - 0.45        11.09 - 11.37
                                    2003      14,731   0.685 - 0.915      11,094            -     0.15 - 0.45        36.45 - 37.03
                                    2002       8,614   0.502 - 0.668       4,464         0.28     0.15 - 0.45     (29.00) - (22.42)
                                    2001       1,651   0.707 - 0.709       1,171         0.34     0.20 - 0.45      (17.65) - 14.54

  Templeton Developing Markets
    Securities Fund -
    Class 2 Shares                  2004       1,316   1.850 - 1.860       2,445         2.38     0.15 - 0.45        18.70 - 24.45
                                    2003         257   1.490 - 1.493         384            -     0.20 - 0.45         1.43 - 28.15
  Templeton Foreign
    Securities Fund -
    Class 2 Shares                  2004      13,747   1.233 - 1.243      17,075         0.93     0.15 - 0.45        15.74 - 18.29
                                    2003       1,240   1.045 - 1.050       1,301         1.61     0.20 - 0.45         1.16 - 28.36

  Templeton Global
    Income Securities
    Fund - Class 1 Shares           2004         125           1.169         146            -            0.20                 7.25

  Templeton Growth
    Securities Fund -
    Class 2 Shares                  2004          10           1.116          11            -            0.20                11.60

GREENWICH STREET SERIES FUND
  Equity Index Portfolio -
    Class I Shares                  2004      91,860   0.839 - 1.010      80,455         1.74     0.15 - 0.45        10.05 - 10.39
                                    2003      78,889   0.760 - 0.915      63,484         1.49     0.15 - 0.45        27.57 - 27.81
                                    2002      68,892   0.595 - 0.716      42,279         2.64     0.15 - 0.45     (22.52) - (17.13)
                                    2001      26,331   0.766 - 0.870      21,775         0.98     0.20 - 0.45     (12.53) - (12.26)

  Fundamental Value Portfolio       2004       3,388   1.371 - 1.382       4,681         0.66     0.20 - 0.45          7.70 - 7.97
                                    2003       2,908   1.273 - 1.280       3,720         0.86     0.20 - 0.45        38.07 - 38.38
                                    2002       1,437   0.922 - 0.925       1,329         1.30     0.20 - 0.45     (19.70) - (19.43)

JANUS ASPEN SERIES
  Balanced Portfolio -
    Service Shares                  2004      11,006   1.050 - 1.114      11,690         2.23     0.15 - 0.45          7.80 - 8.16
                                    2003      10,728   0.974 - 1.030      10,628         1.90     0.15 - 0.45         0.10 - 13.51
                                    2002       8,149   0.860 - 0.866       7,057         2.79     0.20 - 0.45       (7.13) - (6.88)
                                    2001       1,175           0.930       1,092         1.53            0.20                (6.44)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
JANUS ASPEN SERIES (CONTINUED)
  Global Technology Portfolio -
    Service Shares                  2004       3,235   0.362 - 0.366      1,185            -     0.20 - 0.45          0.00 - 0.27
                                    2003       2,359   0.362 - 0.365        861            -     0.20 - 0.45         0.55 - 46.00
                                    2002         752   0.248 - 0.250        188            -     0.20 - 0.45     (41.23) - (41.04)
                                    2001         504           0.424        213         0.83            0.20               (42.63)

  Worldwide Growth Portfolio -
    Service Shares                  2004       3,408   0.586 - 0.823      2,021         0.62     0.15 - 0.45          4.09 - 4.31
                                    2003       9,305   0.563 - 0.789      6,100         0.83     0.15 - 0.45         8.68 - 33.33
                                    2002      10,172   0.458 - 0.461      4,683         0.65     0.20 - 0.45     (26.01) - (25.76)
                                    2001       6,972   0.619 - 0.621      4,330         0.32     0.20 - 0.45     (22.91) - (22.76)
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio       2004       1,082   1.404 - 1.410      1,525         1.07     0.20 - 0.45        12.14 - 12.44
                                    2003          28   1.252 - 1.254         35         0.64     0.20 - 0.45         0.32 - 17.20

  Mid-Cap Value Portfolio           2004       4,301   1.565 - 1.572      6,755         0.62     0.20 - 0.45        23.42 - 23.80
                                    2003          25   1.268 - 1.269         31         0.52     0.25 - 0.45          0.24 - 8.84
PIMCO VARIABLE INSURANCE TRUST
  PIMCO Low Duration Portfolio      2004       2,317           1.014      2,350         0.52            0.20                 0.40

  Real Return Portfolio -
    Administrative Class            2004      18,765   1.143 - 1.149     21,547         1.02     0.15 - 0.45          2.50 - 8.71
                                    2003         232   1.054 - 1.056        245         0.29     0.20 - 0.45          0.00 - 6.56

  Total Return Portfolio -
    Administrative Class            2004     100,032   1.256 - 1.270     26,939         1.90     0.15 - 0.45          4.48 - 4.75
                                    2003      62,072   1.199 - 1.214     75,254         2.78     0.15 - 0.45          4.51 - 4.90
                                    2002      29,975   1.143 - 1.158     34,665         4.05     0.15 - 0.45          0.09 - 8.83
                                    2001       3,164           1.064      3,365         2.95            0.20                 6.19

PIONEER VARIABLE
CONTRACTS TRUST
  Pioneer Mid Cap Value
    VCT Portfolio -
    Class II Shares                 2004       4,014   1.384 - 1.396      5,595         0.26     0.15 - 0.45        14.43 - 21.53
                                    2003         944   1.142 - 1.147      1,083         0.25     0.20 - 0.45         0.09 - 32.60

PUTNAM VARIABLE TRUST
  Putnam VT Discovery
    Growth Fund -
    Class IB Shares                 2004         502   0.815 - 0.822        412            -     0.20 - 0.45          7.10 - 7.32
                                    2003         447   0.761 - 0.766        342            -     0.20 - 0.45       (0.26) - 31.84
                                    2002          85           0.581         49            -            0.20                    -

  Putnam VT International
    Equity Fund -
    Class IB Shares                 2004      13,701   1.054 - 1.064     14,576         1.43     0.20 - 0.45        15.70 - 16.03
                                    2003      15,130   0.911 - 0.917     13,878         0.57     0.20 - 0.45         1.66 - 28.25
                                    2002       5,842   0.712 - 0.715      4,179         0.25     0.20 - 0.45     (17.82) - (12.32)
                                    2001          15           0.870         13            -            0.20                 2.72

  Putnam VT Small Cap
    Value Fund -
    Class IB Shares                 2004      17,673   1.595 - 1.703     29,863         0.33     0.15 - 0.45        15.25 - 25.96
                                    2003      10,280   1.343 - 1.352     13,895         0.27     0.20 - 0.45        48.89 - 49.28
                                    2002       5,224   0.902 - 0.906      4,722         0.13     0.20 - 0.45     (25.21) - (18.38)
                                    2001           3           1.110          3            -            0.20                 7.14

SALOMON BROTHERS VARIABLE
SERIES FUNDS INC.
  All Cap Fund - Class I            2004       5,893   1.242 - 1.486      7,405         0.61     0.20 - 0.45          7.84 - 8.09
                                    2003       4,890   1.149 - 1.375      5,797         0.34     0.20 - 0.45        38.34 - 38.77
                                    2002       2,760   0.828 - 0.992      2,455         0.44     0.20 - 0.45     (25.36) - (22.62)
                                    2001       1,574   1.107 - 1.321      1,959         0.78     0.20 - 0.45        (2.29) - 1.46

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
SALOMON BROTHERS VARIABLE
SERIES FUNDS INC. (CONTINUED)
  Investors Fund - Class I          2004      24,028   1.049 - 1.318      27,970         1.61     0.15 - 0.45         9.86 - 10.19
                                    2003      20,015   0.952 - 1.197      21,352         1.85     0.15 - 0.45        31.74 - 32.22
                                    2002      11,977   0.720 - 0.907       9,862         1.34     0.15 - 0.45     (23.38) - (21.14)
                                    2001       7,788   1.067 - 1.181       9,106         0.87     0.20 - 0.45       (8.18) - (4.55)

  Strategic Bond Fund - Class I     2004       3,279   1.349 - 1.521       4,896         4.99     0.15 - 0.45          6.14 - 6.47
                                    2003       2,916   1.267 - 1.429       4,098         5.77     0.15 - 0.45         3.48 - 12.98
                                    2002       2,216   1.217 - 1.257       2,767         4.74     0.20 - 0.45          8.36 - 8.66
                                    2001       1,962   1.120 - 1.160       2,265         5.48     0.20 - 0.45          6.42 - 6.67

  Total Return Fund - Class I       2004         343   1.236 - 1.252         425         1.83     0.20 - 0.45          8.21 - 8.61
                                    2003         282   1.138 - 1.154         321         1.40     0.20 - 0.45         0.35 - 15.65
                                    2002         239   0.984 - 0.992         235         7.23     0.20 - 0.45        (7.29) - 0.10
                                    2001           1           1.070           1         2.13            0.45                (1.29)
SCUDDER INVESTMENT VIT FUNDS
  EAFE(R) Equity Index Fund -
    Class A Shares                  2004      15,861   0.780 - 1.079      13,260         2.73     0.15 - 0.45        18.63 - 18.96
                                    2003      12,610   0.656 - 0.907       9,056         3.33     0.15 - 0.45         4.10 - 33.19
                                    2002      12,725   0.493 - 0.681       6,486         1.41     0.15 - 0.45     (21.99) - (21.54)
                                    2001       8,650   0.630 - 0.705       5,649            -     0.20 - 0.45     (25.00) - (24.82)

  Small Cap Index Fund -
    Class A Shares                  2004      28,096   1.172 - 1.582      34,267         0.43     0.15 - 0.45        15.13 - 17.45
                                    2003      18,430   0.998 - 1.347      18,941         0.83     0.20 - 0.45        45.85 - 46.12
                                    2002      10,631   0.683 - 0.922       7,608         0.77     0.20 - 0.45     (20.97) - (20.67)
                                    2001       6,919   0.861 - 1.164       7,500         0.84     0.20 - 0.45          1.39 - 1.89

THE TRAVELERS SERIES TRUST
  Convertible Securities
    Portfolio                       2004       3,386   1.268 - 1.457       4,314         2.23     0.20 - 0.45          5.80 - 6.11
                                    2003       2,252   1.195 - 1.374       2,701         3.74     0.20 - 0.45         0.15 - 25.92
                                    2002         800   0.949 - 1.084         795         4.80     0.20 - 0.45       (7.43) - (7.14)
                                    2001       2,554   1.022 - 1.171       2,958         2.63     0.20 - 0.45       (3.86) - (1.26)

  Disciplined Mid Cap
    Stock Portfolio                 2004      20,734   1.278 - 1.647      27,202         0.31     0.15 - 0.45        15.93 - 16.29
                                    2003      16,691   1.099 - 1.418      18,747         0.37     0.15 - 0.45       (0.63) - 33.53
                                    2002       7,869   0.844 - 1.056       6,643         0.66     0.20 - 0.45     (14.70) - (14.49)
                                    2001       4,262   0.987 - 1.238       4,325         0.42     0.20 - 0.45       (4.48) - (1.60)

  Equity Income Portfolio           2004      33,551   1.167 - 1.324      41,754         1.42     0.15 - 0.45          9.44 - 9.78
                                    2003      27,944   1.063 - 1.208      31,403         1.12     0.15 - 0.45         7.48 - 30.99
                                    2002      20,686   0.852 - 0.923      17,902         1.28     0.20 - 0.45     (14.30) - (14.14)
                                    2001      10,890   0.993 - 1.075      11,367         1.35     0.20 - 0.45       (7.04) - (5.54)

  Large Cap Portfolio               2004      37,177   0.661 - 0.859      25,364         0.88     0.20 - 0.45          5.99 - 6.31
                                    2003      32,183   0.622 - 0.808      20,690         0.48     0.20 - 0.45        24.15 - 24.40
                                    2002      24,594   0.500 - 0.650      12,741         0.58     0.20 - 0.45     (23.10) - (22.96)
                                    2001      13,335   0.649 - 0.844      10,937         0.59     0.20 - 0.45     (17.73) - (16.35)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
THE TRAVELERS SERIES TRUST
(CONTINUED)
  Lazard International
    Stock Portfolio                 2004      12,953   0.876 - 0.906      11,478         1.64     0.20 - 0.45        15.17 - 15.42
                                    2003      12,282   0.759 - 0.785       9,391         2.01     0.20 - 0.45        27.96 - 28.43
                                    2002      12,833   0.591 - 0.612       7,643         2.14     0.20 - 0.45     (13.27) - (13.07)
                                    2001      10,929   0.681 - 0.704       7,653         0.17     0.20 - 0.45     (26.52) - (25.11)

  Merrill Lynch Large Cap
    Core Portfolio                  2004       1,601   0.679 - 0.864       1,101         0.62     0.20 - 0.45        15.36 - 15.67
                                    2003       1,411   0.587 - 0.748         832         0.69     0.20 - 0.45       (0.13) - 20.78
                                    2002       1,740   0.486 - 0.615         851         0.89     0.20 - 0.45     (25.45) - (25.23)
                                    2001         660   0.650 - 0.825         489         0.05     0.20 - 0.45     (22.83) - (22.62)

  MFS Emerging Growth Portfolio     2004      30,349   0.409 - 0.736      13,589            -     0.20 - 0.45        12.17 - 12.67
                                    2003      32,420   0.363 - 0.654      13,305            -     0.20 - 0.45        28.51 - 28.74
                                    2002      31,299   0.282 - 0.508       9,769            -     0.20 - 0.45     (34.50) - (34.27)
                                    2001      17,696   0.429 - 0.774      13,035            -     0.20 - 0.45     (36.44) - (31.20)

  MFS Mid Cap Growth Portfolio      2004      25,898   0.556 - 0.865      14,812            -     0.20 - 0.45        13.68 - 13.82
                                    2003      20,771   0.489 - 0.760      10,361            -     0.20 - 0.45        36.41 - 36.97
                                    2002      12,479   0.357 - 0.556       4,739            -     0.20 - 0.45     (49.08) - (38.83)
                                    2001       2,325   0.699 - 1.084       2,271            -     0.20 - 0.45     (28.38) - (24.04)

  Social Awareness Stock
    Portfolio                       2004       2,201   0.849 - 0.887       1,868         0.80     0.20 - 0.45          5.78 - 6.13
                                    2003       1,615   0.800 - 0.837       1,293         0.88     0.20 - 0.45         0.00 - 28.62
                                    2002       1,032           0.622         642         0.82            0.20               (25.06)
                                    2001         488   0.830 - 0.866         405         0.54     0.20 - 0.45      (16.00) - (5.25)

  Travelers Quality Bond
    Portfolio                       2004      22,472   1.183 - 1.198      26,908         4.65     0.15 - 0.45          2.86 - 3.10
                                    2003      25,149   1.148 - 1.162      29,191         5.17     0.15 - 0.45          1.59 - 6.80
                                    2002      23,998   1.084 - 1.088      26,097         7.95     0.20 - 0.45          5.34 - 5.53
                                    2001      17,437   1.029 - 1.031      17,946         3.42     0.20 - 0.45          1.58 - 3.10

  U.S. Government Securities
    Portfolio                       2004      16,917   1.441 - 1.455      24,475         4.76     0.20 - 0.45          5.65 - 5.93
                                    2003      17,708   1.364 - 1.375      24,194         4.97     0.20 - 0.45          2.33 - 2.55
                                    2002      17,989   1.332 - 1.341      23,965         9.49     0.20 - 0.45         3.71 - 13.36
                                    2001       6,127   1.175 - 1.178       7,216         3.02     0.20 - 0.45          5.27 - 5.67
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation
    Portfolio                       2004      17,916   0.585 - 0.961      12,016         0.15     0.20 - 0.45          6.02 - 6.31
                                    2003      13,857   0.551 - 0.904       8,351            -     0.20 - 0.45        28.88 - 29.04
                                    2002      13,289   0.427 - 0.701       6,185            -     0.20 - 0.45     (24.27) - (24.02)
                                    2001       7,837   0.562 - 0.923       7,039            -     0.20 - 0.45     (24.84) - (23.85)

  MFS Total Return Portfolio        2004      37,115   1.203 - 1.459      52,392         3.82     0.15 - 0.45        10.99 - 11.29
                                    2003      22,375   1.081 - 1.312      28,344         2.75     0.15 - 0.45        16.06 - 16.36
                                    2002      15,201   0.929 - 1.129      16,654         6.95     0.15 - 0.45       (7.75) - (5.44)
                                    2001       8,824   1.172 - 1.194      10,490         2.97     0.20 - 0.45        (0.42) - 1.53

  Smith Barney Aggressive
    Growth Portfolio                2004       1,825   1.197 - 1.206       2,201            -     0.20 - 0.45          9.52 - 9.74
                                    2003       1,053   1.093 - 1.099       1,157            -     0.20 - 0.45         0.00 - 34.19
                                    2002         460   0.816 - 0.819         376            -     0.20 - 0.45     (29.04) - (21.70)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
TRAVELERS SERIES FUND INC.
(CONTINUED)
  Smith Barney International
    All Cap Growth
    Portfolio                       2004       2,875   0.575 - 0.757       1,773         1.04     0.20 - 0.45        17.37 - 17.59
                                    2003       1,505   0.489 - 0.644         934         0.99     0.20 - 0.45         1.42 - 27.34
                                    2002       2,400   0.384 - 0.504       1,185         0.93     0.20 - 0.45     (25.99) - (25.87)
                                    2001       2,829   0.518 - 0.681       1,924            -     0.20 - 0.45     (31.42) - (31.30)

  Smith Barney Large
    Capitalization
    Growth Portfolio                2004      12,356   0.812 - 0.992      10,955         0.42     0.20 - 0.45        (0.10) - 0.12
                                    2003       6,011   0.811 - 0.991       5,001         0.03     0.20 - 0.45        46.94 - 47.25
                                    2002       2,699   0.551 - 0.673       1,540         0.37     0.20 - 0.45      (25.08) - (0.30)
                                    2001       1,296   0.734 - 0.893       1,104            -     0.20 - 0.45     (12.96) - (12.20)

  Strategic Equity Portfolio        2004       7,897   0.643 - 0.859       5,602         1.32     0.15 - 0.45         9.68 - 10.11
                                    2003      12,271   0.584 - 0.781       8,149            -     0.15 - 0.45        32.03 - 32.39
                                    2002      15,270   0.442 - 0.591       7,606         0.62     0.15 - 0.45     (33.90) - (20.22)
                                    2001      12,126   0.666 - 0.892      10,714         0.20     0.20 - 0.45     (19.64) - (13.51)

  Van Kampen Enterprise
    Portfolio                       2004       4,154   0.523 - 0.720       2,202         0.59     0.20 - 0.45          3.34 - 3.60
                                    2003       3,432   0.505 - 0.695       1,747         0.21     0.20 - 0.45         0.14 - 25.31
                                    2002       3,182   0.403 - 0.551       1,376         0.86     0.20 - 0.45     (29.63) - (29.42)
                                    2001       2,376   0.571 - 0.783       1,594            -     0.20 - 0.45     (21.62) - (16.28)

VARIABLE INSURANCE
PRODUCTS FUND
  VIP Overseas Portfolio -
    Service Class 2                 2004       3,341   1.111 - 1.112       3,714            -     0.20 - 0.25        16.34 - 19.06

VARIABLE INSURANCE
PRODUCTS FUND II
  Asset Manager Portfolio -
    Initial Class                   2004       3,610   1.006 - 1.097       3,789         2.23     0.20 - 0.45          5.03 - 5.23
                                    2003       2,600   0.956 - 1.043       2,660         2.92     0.20 - 0.45         2.25 - 17.73
                                    2002       2,415   0.812 - 0.881       2,083         3.69     0.20 - 0.45       (9.08) - (8.87)
                                    2001       2,479   0.891 - 0.969       2,382         3.46     0.20 - 0.45       (4.53) - (4.30)

  Contrafund(R) Portfolio -
    Service Class 2                 2004       9,276   1.065 - 1.262       9,991         0.16     0.15 - 0.45        14.64 - 14.94
                                    2003       5,190   0.929 - 1.098       5,010         0.24     0.15 - 0.45         0.21 - 27.97
                                    2002       2,652   0.728 - 0.733       1,943         0.23     0.20 - 0.45      (10.01) - (9.73)
                                    2001         529   0.809 - 0.812         430         0.54     0.20 - 0.45     (12.82) - (12.69)

VARIABLE INSURANCE
PRODUCTS FUND III
  Mid Cap Portfolio -
    Service Class 2                 2004       6,111   1.589 - 1.603       9,798            -     0.20 - 0.45        24.14 - 24.40
                                    2003       3,166   1.280 - 1.289       4,081         0.26     0.20 - 0.45       (0.54) - 38.01
                                    2002         999   0.930 - 0.934         933         0.13     0.20 - 0.45      (10.19) - (8.10)
                                    2001          19           1.040          19            -            0.20                 4.31



(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                           DREYFUS STOCK INDEX FUND -
                                             CAPITAL APPRECIATION FUND           INITIAL SHARES            HIGH YIELD BOND TRUST
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............    46,239,675     46,881,752      9,504,097      6,525,810     20,268,597     14,099,148
     Units purchased and transferred from
       other funding options .............    15,515,399     35,495,091      8,620,641      9,744,236     10,317,899     13,543,632
     Units redeemed and transferred to
       other funding options .............   (25,333,904)   (36,137,168)    (1,539,070)    (6,765,949)    (8,525,187)    (7,374,183)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................    36,421,170     46,239,675     16,585,668      9,504,097     22,061,309     20,268,597
                                            ============   ============   ============   ============   ============   ============

                                                                          ALLIANCEBERNSTEIN GROWTH AND   ALLIANCEBERNSTEIN PREMIER
                                               MONEY MARKET PORTFOLIO      INCOME PORTFOLIO - CLASS B    GROWTH PORTFOLIO - CLASS B
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............   122,701,833    106,734,238        215,676             --     14,253,254     10,440,139
     Units purchased and transferred from
       other funding options .............   115,587,957    124,253,828      1,505,121        375,604      6,208,891      9,664,834
     Units redeemed and transferred to
       other funding options .............  (120,116,928)  (108,286,233)      (817,973)      (159,928)    (3,696,652)    (5,851,719)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................   118,172,862    122,701,833        902,824        215,676     16,765,493     14,253,254
                                            ============   ============   ============   ============   ============   ============

                                                                             GLOBAL GROWTH FUND -
                                              VP ULTRA FUND - CLASS I           CLASS 2 SHARES          GROWTH FUND - CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............     6,255,018      4,696,560      3,610,703             --     13,617,636         22,871
     Units purchased and transferred from
       other funding options .............     1,507,557      2,750,709     11,615,457      4,397,780     22,063,538     16,431,189
     Units redeemed and transferred to
       other funding options .............      (910,486)    (1,192,251)    (9,223,345)      (787,077)    (5,913,309)    (2,836,424)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     6,852,089      6,255,018      6,002,815      3,610,703     29,767,865     13,617,636
                                            ============   ============   ============   ============   ============   ============

                                                GROWTH INCOME FUND -         CREDIT SWISSE EMERGING     DELAWARE VIP REIT SERIES -
                                                  CLASS 2 SHARES               MARKETS PORTFOLIO              STANDARD CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............     6,149,478      1,852,864      7,545,044      4,585,509     10,371,094      4,644,408
     Units purchased and transferred from
       other funding options .............    19,753,068      6,276,146     15,014,285      6,313,613      8,427,369      9,430,999
     Units redeemed and transferred to
       other funding options .............    (4,634,277)    (1,979,532)    (6,709,010)    (3,354,078)    (4,122,024)    (3,704,313)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................    21,268,269      6,149,478     15,850,319      7,545,044     14,676,439     10,371,094
                                            ============   ============   ============   ============   ============   ============

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                        DELAWARE VIP                DREYFUS VIF                 DREYFUS VIF
                                                   SMALL CAP VALUE SERIES -   APPRECIATION PORTFOLIO -       DEVELOPING LEADERS
                                                       STANDARD CLASS               INITIAL SHARES        PORTFOLIO - INITIAL SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................           --            --     9,741,087     6,029,248    20,306,595     9,950,573
     Units purchased and transferred from
       other funding options ...................       52,570            --     6,605,498     6,878,277     8,782,508    19,652,140
     Units redeemed and transferred to
       other funding options ...................      (17,666)           --    (9,659,334)   (3,166,438)   (9,636,471)   (9,296,118)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................       34,904            --     6,687,251     9,741,087    19,452,632    20,306,595
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                         FRANKLIN               TEMPLETON DEVELOPING          TEMPLETON FOREIGN
                                                      SMALL CAP FUND -        MARKETS SECURITIES FUND -   FOREIGN SECURITIES FUND -
                                                      CLASS 2 SHARES               CLASS 2 SHARES              CLASS 2 SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................   14,730,574     8,614,367       257,070            --     1,239,765            --
     Units purchased and transferred from
       other funding options ...................   12,396,650    13,109,377     2,134,987       313,871    15,595,634     1,906,199
     Units redeemed and transferred to
       other funding options ...................   (7,880,504)   (6,993,170)   (1,075,852)      (56,801)   (3,088,792)     (666,434)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   19,246,720    14,730,574     1,316,205       257,070    13,746,607     1,239,765
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                     TEMPLETON GLOBAL             TEMPLETON GROWTH                 EQUITY
                                                   INCOME SECURITIES FUND -        SECURITIES FUND -          INDEX PORTFOLIO -
                                                       CLASS 1 SHARES               CLASS 2 SHARES             CLASS I SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................           --            --            --            --    78,888,824    68,891,914
     Units purchased and transferred from
       other funding options ...................      160,425            --        10,026            --    41,198,495    60,889,858
     Units redeemed and transferred to
       other funding options ...................      (35,257)           --          (350)           --   (28,227,082)  (50,892,948)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................      125,168            --         9,676            --    91,860,237    78,888,824
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                         FUNDAMENTAL             BALANCED PORTFOLIO -         GLOBAL TECHNOLOGY
                                                       VALUE PORTFOLIO             SERVICE SHARES         PORTFOLIO - SERVICE SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................    2,907,828     1,436,883    10,728,168     8,149,140     2,359,134       752,470
     Units purchased and transferred from
       other funding options ...................    3,113,232     2,209,190     6,273,640     9,665,104     3,787,411     4,327,692
     Units redeemed and transferred to
       other funding options ...................   (2,632,763)     (738,245)   (5,995,649)   (7,086,076)   (2,911,983)   (2,721,028)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    3,388,297     2,907,828    11,006,159    10,728,168     3,234,562     2,359,134
                                                  ===========   ===========   ===========   ===========   ===========   ===========

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                               WORLDWIDE GROWTH                GROWTH AND INCOME              MID-CAP VALUE
                                            PORTFOLIO - SERVICE SHARES             PORTFOLIO                    PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............     9,305,471     10,171,709         27,951             --         24,550             --
     Units purchased and transferred from
       other funding options .............     3,786,258      8,369,505      1,231,358         79,092      4,678,167         48,146
     Units redeemed and transferred to
       other funding options .............    (9,683,660)    (9,235,743)      (177,320)       (51,141)      (401,498)       (23,596)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     3,408,069      9,305,471      1,081,989         27,951      4,301,219         24,550
                                            ============   ============   ============   ============   ============   ============

                                                     PIMCO LOW              REAL RETURN PORTFOLIO -        TOTAL RETURN PORTFOLIO -
                                                 DURATION PORTFOLIO           ADMINISTRATIVE CLASS          ADMINISTRATIVE CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............            --             --        232,450             --     62,071,743     29,974,614
     Units purchased and transferred from
       other funding options .............     2,444,106             --     22,422,067        316,570     56,603,901     50,755,626
     Units redeemed and transferred to
       other funding options .............      (126,914)            --     (3,889,283)       (84,120)   (18,643,867)   (18,658,497)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     2,317,192             --     18,765,234        232,450    100,031,777     62,071,743
                                            ============   ============   ============   ============   ============   ============

                                                     PIONEER                      PUTNAM VT                     PUTNAM VT
                                                 MID CAP VALUE VCT           DISCOVERY GROWTH FUND -       INTERNATIONAL EQUITY
                                            PORTFOLIO - CLASS II SHARES         CLASS IB SHARES           FUND - CLASS IB SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............       944,166             --        447,038         84,671     15,129,990      5,842,447
     Units purchased and transferred from
       other funding options .............     4,479,124      1,171,043        559,039        698,726      6,944,242     17,383,254
     Units redeemed and transferred to
       other funding options .............    (1,409,214)      (226,877)      (504,392)      (336,359)    (8,373,219)    (8,095,711)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     4,014,076        944,166        501,685        447,038     13,701,013     15,129,990
                                            ============   ============   ============   ============   ============   ============

                                            PUTNAM VT SMALL CAP VALUE
                                               FUND - CLASS IB SHARES       ALL CAP FUND - CLASS I       INVESTORS FUND - CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............    10,279,865      5,223,982      4,890,107      2,760,313     20,015,258     11,977,325
     Units purchased and transferred from
       other funding options .............    13,075,903      9,514,588      4,058,167      4,227,626     10,888,383     13,436,589
     Units redeemed and transferred to
       other funding options .............    (5,682,569)    (4,458,705)    (3,054,988)    (2,097,832)    (6,876,091)    (5,398,656)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................    17,673,199     10,279,865      5,893,286      4,890,107     24,027,550     20,015,258
                                            ============   ============   ============   ============   ============   ============

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                     STRATEGIC BOND FUND -        TOTAL RETURN FUND -       EAFE(R) EQUITY INDEX
                                                           CLASS I                      CLASS I             FUND - CLASS A SHARES
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................    2,915,527     2,216,096       281,922       239,054    12,609,503    12,724,727
     Units purchased and transferred from
       other funding options ...................    1,645,042     1,769,021       937,490       629,425    12,648,941    11,459,420
     Units redeemed and transferred to
       other funding options ...................   (1,281,639)   (1,069,590)     (876,907)     (586,557)   (9,397,273)  (11,574,644)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    3,278,930     2,915,527       342,505       281,922    15,861,171    12,609,503
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                    SMALL CAP INDEX FUND -    SB GOVERNMENT PORTFOLIO -         CONVERTIBLE
                                                       CLASS A SHARES              CLASS A SHARES           SECURITIES PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   18,430,222    10,631,430            --            --     2,251,827       800,301
     Units purchased and transferred from
       other funding options ...................   18,069,053    12,353,822         1,734            --     2,662,785     2,863,321
     Units redeemed and transferred to
       other funding options ...................   (8,403,641)   (4,555,030)       (1,734)           --    (1,528,276)   (1,411,795)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   28,095,634    18,430,222            --            --     3,386,336     2,251,827
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                     DISCIPLINED MID CAP
                                                       STOCK PORTFOLIO         EQUITY INCOME PORTFOLIO       LARGE CAP PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   16,690,640     7,869,268    27,943,990    20,685,777    32,182,517    24,593,989
     Units purchased and transferred from
       other funding options ...................   11,112,365    15,512,201    14,880,155    19,150,709    11,898,832    18,617,452
     Units redeemed and transferred to
       other funding options ...................   (7,068,808)   (6,690,829)   (9,273,246)  (11,892,496)   (6,904,255)  (11,028,924)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   20,734,197    16,690,640    33,550,899    27,943,990    37,177,094    32,182,517
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                     LAZARD INTERNATIONAL      MERRILL LYNCH LARGE CAP          MFS EMERGING
                                                       STOCK PORTFOLIO               CORE PORTFOLIO            GROWTH PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   12,282,265    12,833,114     1,410,789     1,739,925    32,420,054    31,298,887
     Units purchased and transferred from
       other funding options ...................    8,916,785     7,757,585     1,606,399       466,292    11,868,767    15,933,085
     Units redeemed and transferred to
       other funding options ...................   (8,245,627)   (8,308,434)   (1,415,958)     (795,428)  (13,939,529)  (14,811,918)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   12,953,423    12,282,265     1,601,230     1,410,789    30,349,292    32,420,054
                                                  ===========   ===========   ===========   ===========   ===========   ===========

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                        MFS MID CAP                SOCIAL AWARENESS           TRAVELERS QUALITY
                                                      GROWTH PORTFOLIO             STOCK PORTFOLIO             BOND PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   20,770,542    12,479,455     1,615,317     1,031,762    25,149,495    23,997,955
     Units purchased and transferred from
       other funding options ...................   17,166,540    17,145,648     1,318,204       899,251     8,794,918    12,756,196
     Units redeemed and transferred to
       other funding options ...................  (12,038,594)   (8,854,561)     (732,607)     (315,696)  (11,472,348)  (11,604,656)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   25,898,488    20,770,542     2,200,914     1,615,317    22,472,065    25,149,495
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                      U.S. GOVERNMENT                AIM CAPITAL                 MFS TOTAL
                                                    SECURITIES PORTFOLIO        APPRECIATION PORTFOLIO        RETURN PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   17,708,154    17,989,296    13,857,459    13,288,978    22,375,396    15,200,686
     Units purchased and transferred from
       other funding options ...................    7,717,273    13,214,117    22,632,692    11,822,276    20,182,566    13,195,678
     Units redeemed and transferred to
       other funding options ...................   (8,507,933)  (13,495,259)  (18,574,321)  (11,253,795)   (5,442,983)   (6,020,968)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   16,917,494    17,708,154    17,915,830    13,857,459    37,114,979    22,375,396
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                       SMITH BARNEY                SMITH BARNEY                 SMITH BARNEY
                                                     AGGRESSIVE GROWTH         INTERNATIONAL ALL CAP        LARGE CAPITALIZATION
                                                         PORTFOLIO                GROWTH PORTFOLIO            GROWTH PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................    1,052,621       459,748     1,505,358     2,399,617     6,010,706     2,698,929
     Units purchased and transferred from
       other funding options ...................    1,462,277     2,119,828     5,756,226     1,246,558    13,344,577     6,282,387
     Units redeemed and transferred to
       other funding options ...................     (690,169)   (1,526,955)   (4,386,808)   (2,140,817)   (6,999,749)   (2,970,610)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    1,824,729     1,052,621     2,874,776     1,505,358    12,355,534     6,010,706
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                       STRATEGIC EQUITY               VAN KAMPEN           VIP OVERSEAS PORTFOLIO -
                                                          PORTFOLIO              ENTERPRISE PORTFOLIO          SERVICE CLASS 2
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   12,271,207    15,269,734     3,432,379     3,182,390            --            --
     Units purchased and transferred from
       other funding options ...................    3,397,674     6,634,689     1,811,897     1,735,176     3,686,298            --
     Units redeemed and transferred to
       other funding options ...................   (7,771,952)   (9,633,216)   (1,089,793)   (1,485,187)     (345,714)           --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    7,896,929    12,271,207     4,154,483     3,432,379     3,340,584            --
                                                  ===========   ===========   ===========   ===========   ===========   ===========

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                  ASSET MANAGER PORTFOLIO -   CONTRAFUND(R) PORTFOLIO -     MID CAP PORTFOLIO -
                                                        INITIAL CLASS              SERVICE CLASS 2            SERVICE CLASS 2
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
Units beginning of year ........................    2,599,645     2,414,952     5,189,906     2,652,169     3,166,491       998,945
Units purchased and transferred from
  other funding options ........................    5,130,405     3,772,010     8,895,175     6,201,832     4,503,314     4,265,699
Units redeemed and transferred to
  other funding options ........................   (4,120,276)   (3,587,317)   (4,808,676)   (3,664,095)   (1,558,393)   (2,098,153)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ..............................    3,609,774     2,599,645     9,276,405     5,189,906     6,111,412     3,166,491
                                                   ==========    ==========    ==========    ==========    ==========    ==========

                                                           COMBINED
                                                  ---------------------------
                                                      2004          2003
                                                      ----          ----

Units beginning of year.........................    821,383,671   610,040,139
Units purchased and transferred from
  other funding options.........................    689,467,357   671,433,812
Units redeemed and transferred to
  other funding options.........................   (478,404,092) (460,090,280)
                                                  -------------  ------------
Units end of year                                 1,032,446,936   821,383,671
                                                  =============  ============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of the Travelers Insurance Company and
Owners of Variable Life Insurance Contracts of The Travelers Fund UL III for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2004, the results of its operations for the year then ended, the changes in the net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Hartford, Connecticut
March 16, 2005

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut















This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund UL III for Variable Life Insurance or shares of Fund UL III's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL III product(s) for Variable Life Insurance offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.





















Fund UL III (Annual) (12-04) Printed in U.S.A.





             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                         2004          2003          2002
                                                        ----          ----          ----

REVENUES

Premiums                                                $2,226        $2,327        $1,924
Net investment income                                    3,348         3,058         2,936
Realized investment gains (losses)                          16            37          (322)
Fee income                                                 781           606           560
Other revenues                                             124           111           136
--------------------------------------------------- ------------- ------------- -------------
     Total Revenues                                      6,495         6,139         5,234
--------------------------------------------------- ------------- ------------- -------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    1,971         2,102         1,711
Interest credited to contractholders                     1,305         1,248         1,220
Amortization of deferred acquisition costs                 649           501           393
General and administrative expenses                        487           459           407
--------------------------------------------------- ------------- ------------- -------------
     Total Benefits and Expenses                         4,412         4,310         3,731
--------------------------------------------------- ------------- ------------- -------------
Income from operations before federal income taxes       2,083         1,829         1,503
--------------------------------------------------- ------------- ------------- -------------

Federal income taxes
     Current                                               563           360           236
     Deferred                                               39           111           185
--------------------------------------------------- ------------- ------------- -------------
     Total Federal Income Taxes                            602           471           421
--------------------------------------------------- ------------- ------------- -------------
Net Income                                              $1,481        $1,358        $1,082
=================================================== ============= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                   2004          2003
--------------------------------------------- ------------- -------------

ASSETS
Fixed maturities, available for sale at
  fair value (including $2,468 and $2,170
  subject to securities lending agreements)
  (cost $45,314; $40,119)                         $47,715       $42,323
Equity securities, at fair value
  (cost $322; $323)                                   367           362
Mortgage loans                                      2,124         1,886
Policy loans                                        1,121         1,135
Short-term securities                               3,731         3,603
Trading securities, at fair value                   1,360         1,707
Other invested assets                               5,005         5,188
--------------------------------------------- ------------- -------------
     Total Investments                             61,423        56,204
--------------------------------------------- ------------- -------------

Cash                                                  246           149
Investment income accrued                             606           567
Premium balances receivable                           177           165
Reinsurance recoverables                            4,667         4,470
Deferred acquisition costs                          4,949         4,395
Separate and variable accounts                     31,327        26,972
Other assets                                        2,448         2,426
--------------------------------------------- ------------- -------------
     Total Assets                                $105,843       $95,348
--------------------------------------------- ------------- -------------

LIABILITIES
Contractholder funds                              $34,101       $30,252
Future policy benefits and claims                  16,808        15,964
Separate and variable accounts                     31,327        26,972
Deferred federal income taxes                       2,220         2,030
Trading securities sold not yet
  purchased, at fair value                            473           637
Other liabilities                                   6,609         6,136
--------------------------------------------- ------------- -------------
     Total Liabilities                             91,538        81,991
--------------------------------------------- ------------- -------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50;
  40 million shares authorized,
  issued and outstanding                              100           100
Additional paid-in capital                          5,449         5,446
Retained earnings                                   7,159         6,451
Accumulated other changes in
  equity from nonowner sources                      1,597         1,360
--------------------------------------------- ------------- -------------
     Total Shareholder's Equity                    14,305        13,357
--------------------------------------------- ------------- -------------

     Total Liabilities and
       Shareholder's Equity                      $105,843       $95,348
============================================= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                           FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------- ---------- ----------- ----------
COMMON STOCK                                  2004        2003       2002
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                    $100        $100       $100
Changes in common stock                          -           -          -
----------------------------------------- ---------- ----------- ----------
Balance, end of year                          $100        $100       $100
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ADDITIONAL PAID-IN CAPITAL
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $5,446      $5,443     $3,864
Stock option tax benefit (expense)               3           3        (17)
Capital contributed by parent                    -           -      1,596
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $5,449      $5,446     $5,443
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
RETAINED EARNINGS
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $6,451      $5,638     $5,142
Net income                                   1,481       1,358      1,082
Dividends to parent                           (773)       (545)      (586)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $7,159      $6,451     $5,638
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $1,360        $454        $74
Unrealized gains, net of tax                   138         817        452
Foreign currency translation,
  net of tax                                     1           4          3
Derivative instrument hedging
  activity gains (losses),
  net of tax                                    98          85        (75)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $1,597      $1,360       $454
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Net income                                  $1,481      $1,358     $1,082
Other changes in equity
  from nonowner sources                        237         906        380
----------------------------------------- ---------- ----------- ----------
Total changes in equity
  from nonowner sources                     $1,718      $2,264     $1,462
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
TOTAL SHAREHOLDER'S EQUITY
----------------------------------------- ---------- ----------- ----------
Changes in total shareholder's equity         $948      $1,722     $2,455
Balance, beginning of year                  13,357      11,635      9,180
----------------------------------------- ---------- ----------- ----------
Balance, end of year                       $14,305     $13,357    $11,635
========================================= ========== =========== ==========


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                               2004         2003        2002
---------------------------------------------------------- ----------- ------------ ----------
CASH FLOWS FROM OPERATING ACTIVITIES

     Premiums collected                                       $2,218       $2,335     $1,917
     Net investment income received                            3,228        2,787      2,741
     Other revenues received                                     901          335        384
     Benefits and claims paid                                 (1,367)      (1,270)    (1,218)
     Interest paid to contractholders                         (1,294)      (1,226)    (1,220)
     Operating expenses paid                                  (1,646)      (1,375)    (1,310)
     Income taxes paid                                          (262)        (456)      (197)
     Trading account investments (purchases), sales, net         226         (232)        76
     Other                                                      (479)         (84)      (105)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Operating Activities             1,525          814      1,068
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                      6,833        7,446      4,459
         Mortgage loans                                          655          358        374
     Proceeds from sales of investments
         Fixed maturities                                      7,796       15,078     15,472
         Equity securities                                        78          124        212
         Mortgage loans                                           52            -          -
         Real estate held for sale                                55            5         26
     Purchases of investments
         Fixed maturities                                    (19,164)     (26,766)   (23,623)
         Equity securities                                      (157)        (144)      (134)
         Mortgage loans                                         (944)        (317)      (355)
     Policy loans, net                                            14           34         39
     Short-term securities (purchases) sales, net               (116)         814     (1,320)
     Other investments (purchases) sales, net                     50          108        (69)
     Securities transactions in course of settlement, net        699         (618)       529
---------------------------------------------------------- ----------- ------------ ----------
     Net Cash Used in Investing Activities                    (4,149)      (3,878)    (4,390)
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              9,619        8,326      8,505
     Contractholder fund withdrawals                          (6,125)      (4,754)    (4,729)
     Capital contribution by parent                                -            -        172
     Dividends to parent company                                (773)        (545)      (586)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Financing Activities             2,721        3,027      3,362
---------------------------------------------------------- ----------- ------------ ----------
Net increase (decrease) in cash                                   97          (37)        40
Cash at December 31, previous year                               149          186        146
---------------------------------------------------------- ----------- ------------ ----------
Cash at December 31, current year                               $246         $149       $186
========================================================== =========== ============ ==========



                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46).

On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, TLAC and certain other businesses, to MetLife, Inc. Primerica Life and its subsidiaries will remain part of Citigroup. See Note 17.

The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 presentation.

ACCOUNTING CHANGES

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

SEPARATE ACCOUNT PRESENTATION. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entities' general account.

The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit (GMDB) features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides, prospectively, that sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $50.6 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For 2004, amortization of these capitalized amounts was insignificant.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

On January 1, 2004, the Company adopted Financial Accounting Standards Board
(FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)," (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

whether certain entities should be included in the Company's consolidated financial statements. The Company has evaluated the impact of applying FIN 46-R to existing VIEs in which it has variable interests. The effect of adopting FIN 46-R on the Company's consolidated balance sheet is immaterial. See Note 3.

An entity is subject to FIN 46 and FIN 46-R and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs increasing both total assets and total liabilities by approximately $407 million. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), the alternative method of accounting, an offsetting increase to stockholders' equity under SFAS 123 is recorded equal to the amount of compensation expense charged. During the 2004 first quarter, the Company changed its option valuation from the Black-Scholes model to the Binomial Method. The impact of this change was immaterial.

Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:


 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 YEAR ENDED DECEMBER 31,                                                        2004             2003             2002
 ($ IN MILLIONS)

 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Compensation expense related to stock option      As reported                   $2               $2                $-
 plans, net of tax                                 Pro forma                      5                7                 9
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Net income                                        As reported                $1,481          $1,358            $1,082
                                                   Pro forma                   1,478           1,353             1,073
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------


BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 3 to the Consolidated Financial Statements.

STOCK-BASED COMPENSATION

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB
25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Cash includes certificates of deposits and other time deposits with original maturities of less than 90 days.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include limited partnership and limited liability company interests in investment funds and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is real estate held for sale, which is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell.

Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Notes 13 and 17.

Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with investment strategies designed to enhance portfolio returns. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remains in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and the application of fair value hedges under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

years. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 5.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of SFAS 141 and SFAS 142, as of January 1, 2002, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.5% to 5.4%, with a weighted average interest rate of 4.7%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 4.2%.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.7% to 8.7% with a weighted average of 6.5% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.3%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company had a liability of $22.6 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.8 million and $4.6 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc. These business segments are Travelers Life & Annuity (TLA) and Primerica Life Insurance (Primerica).

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products,

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

primarily term insurance, to customers through a sales force of approximately 106,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

       ($ IN MILLIONS)

       REVENUES BY SEGMENT           2004            2003           2002
       -------------------           ----            ----           ----
       TLA                         $4,725          $4,479         $3,653
       Primerica                    1,770           1,660          1,581
                                 --------         -------        -------
       Total Revenues              $6,495          $6,139         $5,234
                                 ========         =======        =======

       NET INCOME BY SEGMENT

       TLA                           $990            $918           $673
       Primerica                      491             440            409
                                 --------         -------        -------
       Net Income                  $1,481          $1,358         $1,082
                                 ========         =======        =======

       ASSETS BY SEGMENT

       TLA                        $95,824         $85,881        $74,562
       Primerica                   10,019           9,467          8,433
                                 --------         -------        -------
       Total segments            $105,843         $95,348        $82,995
                                 ========         =======        =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
     ---------------------------------------------- ------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2004

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     ---------------------------------------------- ------------- -------------
     Premiums                                            $911        $1,315
     Net investment income                              3,012           336
     Interest credited to contractholders               1,305             -
     Amortization of deferred acquisition costs           400           249
     Expenditures for deferred acquisition costs          810           393
     Federal income taxes                                 361           241

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                          $1,082        $1,245
     Net investment income                              2,743           315
     Interest credited to contractholders               1,248             -
     Amortization of deferred acquisition costs           266           235
     Expenditures for deferred acquisition costs          583           377
     Federal income taxes                                 240           231

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2002

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                            $730        $1,194
     Net investment income                              2,646           290
     Interest credited to contractholders               1,220             -
     Amortization of deferred acquisition costs           174           219
     Expenditures for deferred acquisition costs          556           323
     Federal income taxes                                 212           209

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2004, 2003 and 2002, deposits collected amounted to $14.4 billion, $12.0 billion and $11.9 billion, respectively.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2004                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,568           $311                $9        $8,870

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,143            106                 -         2,249

             Obligations of states, municipalities and
             political subdivisions                                   364             41                 1           404

             Debt securities issued by foreign governments            847             81                 1           927

             All other corporate bonds                             25,603          1,466                40        27,029

             Other debt securities                                  7,613            421                14         8,020

             Redeemable preferred stock                               176             41                 1           216
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $45,314         $2,467               $66       $47,715
        ----------------------------------------------------- --------------- ---------------- --------------- ------------


        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2003                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,061           $326               $18        $8,369

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,035             22                12         2,045

             Obligations of states, municipalities and
             political subdivisions                                   379             21                 2           398

             Debt securities issued by foreign governments            690             51                 1           740

             All other corporate bonds                             23,098          1,507                64        24,541

             Other debt securities                                  5,701            377                22         6,056

             Redeemable preferred stock                               155             20                 1           174
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $40,119         $2,324              $120       $42,323
        ----------------------------------------------------- --------------- ---------------- --------------- ------------

Proceeds from sales of fixed maturities classified as available for sale were $7.8 billion, $15.1 billion and $15.5 billion in 2004, 2003 and 2002, respectively. Gross gains of $246 million, $476 million and $741

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

million and gross losses of $263 million, $394 million and $309 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $40 million, $110 million and $639 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value. Impairments in 2002 were concentrated in telecommunication and energy company investments.

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        ---------------------------------------- --------------- ---------------

                                                    AMORTIZED
        ($ IN MILLIONS)                                COST         FAIR VALUE
        ---------------------------------------- --------------- ---------------
        MATURITY:

             Due in one year or less                   $2,634            $2,679
             Due after 1 year through 5 years          13,015            13,514
             Due after 5 years through 10 years        13,262            14,034
             Due after 10 years                         7,835             8,618
        ---------------------------------------- --------------- ---------------
                                                       36,746            38,845
        ---------------------------------------- --------------- ---------------
             Mortgage-backed securities                 8,568             8,870
        ---------------------------------------- --------------- ---------------
                 Total Maturity                       $45,314           $47,715
        ---------------------------------------- --------------- ---------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $6.0 billion and $5.2 billion, respectively. Approximately 28% and 30%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $2.9 billion and $3.0 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2004 and 2003, the Company held cash collateral of $2.2 billion and $2.4 billion, respectively. The Company also had $382.7 million of investments held as collateral with a third party at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the consolidated balance sheet. No such collateral existed at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices. These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2004 and 2003.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:


        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED        FAIR
        ($ IN MILLIONS)                                  COST             GAINS                 LOSSES            VALUE
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2004
             Common stocks                                $153               $42                    $1              $194
             Non-redeemable preferred stocks               169                 6                     2               173
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $322               $48                    $3              $367
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2003
             Common stocks                                $109               $27                    $2              $134
             Non-redeemable preferred stocks               214                14                     -               228
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $323               $41                    $2              $362
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------

Proceeds from sales of equity securities were $78 million, $124 million and $212 million in 2004, 2003 and 2002, respectively. Gross gains of $29 million, $23 million and $8 million and gross losses of $10 million, $2 million and $4 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $5 million, $11 million and $19 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value.

OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer;

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

o Identification and evaluation of investments that have possible indications of impairment;

o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

o Documentation of the results of these analyses, as required under business policies.

The table below shows the fair value of investments in fixed maturities and equity securities that are available for sale and have been in an unrealized loss position at December 31, 2004:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                         Less Than One Year         One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                              $955             $7          $82            $2      $1,037           $9
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities        66              -           11             -          77            -
Obligations of states, municipalities and political
     subdivisions                                              4              -           11             1          15            1
Debt securities issued by foreign governments                 24              1            2             -          26            1
All other corporate bonds                                  3,494             32          269             8       3,763           40
Other debt securities                                      1,072             10          199             4       1,271           14
Redeemable preferred stock                                    15              -            7             1          22            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,630            $50         $581           $16      $6,211          $66
Equity securities                                            $39             $2          $14            $1         $53           $3
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2004, the cost of approximately 825 investments in fixed maturity and equity securities exceeded their fair value by $69 million. Of the $69 million, $50 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 93% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $16 million and 89% of these investments are rated investment grade. The gross unrealized loss on equity securities was $3 million at December 31, 2004.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                           Less Than One Year       One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                            $1,182            $18          $17            $-      $1,199          $18
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities     1,180             12            -             -       1,180           12
Obligations of states, municipalities and political
     subdivisions                                             45              2            -             -          45            2
Debt securities issued by foreign governments                 55              1            -             -          55            1
All other corporate bonds                                  1,793             39          503            25       2,296           64
Other debt securities                                        755             18           89             3         844           22
Redeemable preferred stock                                    12              1           11             1          23            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,022            $91         $620           $29      $5,642         $120
Equity securities                                            $25             $1           $5            $1         $30           $2
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these investments are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

The aging of gross unrealized losses on fixed maturity investments is as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2004                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,435               $31                 $1              $-
     Greater than six months to nine months                   1,029                14                  -               -
     Greater than nine months to twelve months                  215                 5                  -               -
     Greater than twelve months                                 597                16                  -               -
                                                           --------             -----               ----             ---
         Total                                               $6,276               $66                 $1              $-
                                                           ========             =====               ====             ===


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2003                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,356               $68                $24              $7
     Greater than six months to nine months                     558                17                  -               -
     Greater than nine months to twelve months                  199                 6                  2               -
     Greater than twelve months                                 650                29                  3               1
                                                           --------             -----               ----             ---
         Total                                               $5,763              $120                $29              $8
                                                           ========             =====               ====             ===


Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $345.0 million and $1,058.4 million at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

MORTGAGE LOANS

At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

        ---------------------------------- ---------------- ---------------
        ($ IN MILLIONS)                              2004            2003
        ---------------------------------- ---------------- ---------------
        Current Mortgage Loans                     $2,070          $1,841
        Underperforming Mortgage Loans                 54              45
        ---------------------------------- ---------------- ---------------
             Total Mortgage Loans                  $2,124          $1,886
        ---------------------------------- ---------------- ---------------

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2004 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        ------------------------------------------------------ ----------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        ------------------------------------------------------ ----------------
        2005                                                        $122
        2006                                                         308
        2007                                                         249
        2008                                                          93
        2009                                                         252
        Thereafter                                                 1,100
        ------------------------------------------------------ ----------------
             Total                                                $2,124
        ====================================================== ================

TRADING SECURITIES

Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:

                                     Fair value as of         Fair value as of
($ IN MILLIONS)                      December 31, 2004       December 31, 2003
----------------                     -----------------       -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage         $1,110                  $1,447
       Other                                 250                     260
                                          ------                  ------
                                          $1,360                  $1,707
                                          ======                  ======

LIABILITIES
    Trading securities sold not
       yet purchased
       Convertible bond arbitrage           $460                    $629
       Other                                  13                       8
                                            ----                    ----
                                            $473                    $637
                                            ====                    ====

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

     ----------------------------------------------- ----------- --------------
     ($ IN MILLIONS)                                      2004           2003
     ----------------------------------------------- ----------- --------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,235          1,315
     Real estate joint ventures                            230            327
     Derivatives                                           192            182
     Real estate - Investment                               28             33
     Real estate - Foreclosed                                9             63
     Other                                                  99             56
     ----------------------------------------------- ----------- --------------
     Total                                              $5,005         $5,188
     ----------------------------------------------- ----------- --------------

CONCENTRATIONS

At December 31, 2004 and 2003, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     Finance                                            $6,917         $5,056
     Banking                                             3,474          2,830
     Electric Utilities                                  3,258          3,552
     -------------------------------------------- -------------- --------------

The Company held investments in foreign banks in the amount of $1,321 million and $1,018 million at December 31, 2004 and 2003, respectively, which are included in the table above.

The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $918 million and $1,118 million in Electric Utilities at December 31, 2004 and 2003, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2004 and 2003. Total below investment grade assets were $5.4 billion and $5.2 billion at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     STATE
     California                                           $788           $732

     PROPERTY TYPE
     Agricultural                                       $1,177         $1,025
     -------------------------------------------- -------------- --------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS

Investments included in the consolidated balance sheets that were non-income producing amounted to $105.3 million and $104.4 million at December 31, 2004 and 2003, respectively.

RESTRUCTURED INVESTMENTS

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2004 and 2003. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2004, 2003 and 2002. Interest on these assets, included in net investment income, was also insignificant in 2004, 2003 and 2002.

NET INVESTMENT INCOME

----------------------------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31,             2004           2003           2002
($ IN MILLIONS)
----------------------------------- -------------- -------------- --------------
GROSS INVESTMENT INCOME
     Fixed maturities                     $2,615         $2,465         $2,359
     Mortgage loans                          184            158            167
     Trading                                  41            222              9
     Other invested assets                   303             58            203
     Citigroup Preferred Stock               203            203            178
     Other, including policy loans           108             82            104
----------------------------------- -------------- -------------- --------------
Total gross investment income              3,454          3,188          3,020
----------------------------------- -------------- -------------- --------------
Investment expenses                          106            130             84
----------------------------------- -------------- -------------- --------------
Net Investment Income                     $3,348         $3,058         $2,936
----------------------------------- -------------- -------------- --------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

-------------------------------------- ------------ ------------ -----------
FOR THE YEAR ENDED DECEMBER 31,              2004         2003        2002
($ IN MILLIONS)
-------------------------------------- ------------ ------------ -----------
REALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                       $(17)        $(28)      $(207)
     Equity securities                        19           10         (15)
     Mortgage loans                            1          (14)          -
     Real estate held for sale                (4)           1           8
     Other invested assets                     5           49         (19)
     Derivatives:
         Guaranteed minimum withdrawal
            benefit derivatives, net          30            -           -
         Other derivatives                   (14)          19         (87)
      Other                                   (4)           -          (2)
-------------------------------------- ------------ ------------ -----------
          Total realized investment
            gains (losses)                   $16          $37       $(322)
-------------------------------------- ------------ ------------ -----------

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

------------------------------------------ ----------- ----------- ----------
FOR THE YEAR ENDED DECEMBER 31,                2004        2003         2002
($ IN MILLIONS)
------------------------------------------ ----------- ----------- ----------
UNREALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                          $197      $1,198         $664
     Equity securities                            6          35            3
     Other                                       12           6           31
------------------------------------------ ----------- ----------- ----------
         Total unrealized investment gains      215       1,239          698
------------------------------------------ ----------- ----------- ----------
     Related taxes                               77         421          243
------------------------------------------ ----------- ----------- ----------
     Change in unrealized investment gains      138         818          455
     Balance beginning of year                1,444         626          171
------------------------------------------ ----------- ----------- ----------
         Balance end of year                 $1,582      $1,444         $626
------------------------------------------ ----------- ----------- ----------

VARIABLE INTEREST ENTITIES

The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

            $ IN MILLIONS            DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
            Investments                      $386                 $ 400
                Cash                            9                    11
               Other                            2                     4
                                            -----                 -----
 Total assets of consolidated VIEs           $397                  $415
--------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

4.   REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

For TLA, since 1997 the majority of universal life business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $397.4 billion and $356.3 billion at December 31, 2004 and 2003, respectively.

For Primerica Life, business sold prior to 1991 was reinsured under a coinsurance arrangement with approximately 50% of the face amount being ceded. For business sold from 1991 through June 1994, only amounts over the company retention of $1.0 million were reinsured through an excess loss YRT treaty. In June 1994, Primerica Life began reinsuring almost all business under a 1st dollar quota share YRT treaty with 80% being ceded. Beginning with business sold in January 1997, the amount ceded was increased from 80% to 90%.

Business sold in Canada is not included in the U.S. YRT quota share treaties. In Canada, the business sold from April 2000 through December 2003, was reinsured under a separate 1st dollar quota share YRT arrangement, with the ceding amount ranging from 70% to 90%. Beginning with business sold in January 2004, Canada began reinsuring only amounts above their company retention of $500,000.

Primerica has also entered into several reinsurance assumed treaties with Reinsurance Group of America, Inc. The reinsurance assumed treaties generated a $79 million pre-tax loss in 2001 and a $95 million pre-tax loss in 2002. The pre-tax impact from these reinsurance assumed treaties has been minor for 2003 and 2004.

During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, the Company's parent. See Note 13.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $224.2 million, $226.8 million and $231.8 million in 2004, 2003 and 2002, respectively, and earned premiums ceded were $224.3 million, $226.7 million and $233.8 million in 2004, 2003 and 2002, respectively.

On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2004, 2003 and 2002 were insignificant.

Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $26.7 billion, of which $12.0 billion, or 45%, was reinsured, and $23.5 billion, of which $12.9 billion, or 55%, was reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.1 billion, of which $.9 billion, or 84%, is reinsured and $1.7 billion, of which $1.4 billion, or 81%, is reinsured at December 31, 2004 and 2003, respectively.

TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers. See Note 14.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                        FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                          2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,908          $2,979         $2,610
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (4)              2            (83)
     Other companies                      (684)           (638)          (614)
------------------------------------ ------------ -------------- --------------
Total Net Written Premiums              $2,221          $2,344         $1,913
==================================== ============ ============== ==============
EARNED PREMIUMS                           2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,916          $3,001         $2,652
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (1)            (21)          (109)
     Other companies                      (690)           (654)          (619)
------------------------------------ ------------ -------------- --------------
Total Net Earned Premiums               $2,226          $2,327         $1,924
==================================== ============ ============== ==============

The Travelers Indemnity Company was an affiliate for part of 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Reinsurance recoverables at December 31, 2004 and 2003 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

REINSURANCE RECOVERABLES                            2004           2003
------------------------------------------- -------------- --------------
Life and accident and health business             $3,178         $2,885
Property-casualty business:
     The Travelers Indemnity Company               1,489          1,585
------------------------------------------- -------------- --------------
Total Reinsurance Recoverables                    $4,667         $4,470
=========================================== ============== ==============

Reinsurance recoverables for the life and accident and health business include $1,876 million and $1,617 million at December 31, 2004 and 2003, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables in the amount of $1,894 million and $1,632 million at December 31, 2004 and 2003, respectively, were held in trust for the purpose of paying Company claims.

Reinsurance recoverables also include $409 million and $435 million at December 31, 2004 and 2003, respectively, from MetLife.

5.   INTANGIBLE ASSETS

The Company's intangible assets are DAC, goodwill and the value of insurance in force. DAC and the value of insurance in force are amortizable.

     DAC

                                       Deferred & Payout                          Traditional Life &
     ($ IN MILLIONS)                       Annuities            UL & COLI               Other              Total
     -------------------------------- -------------------- --------------------- --------------------- ---------------
     Balance January 1, 2003                  $1,353              $  578                 $2,005             $3,936

     Deferred expenses & other                   340                 221                    399                960
     Amortization expense                       (212)                (33)                  (256)              (501)
                                      -------------------- --------------------- --------------------- ---------------

     Balance December 31, 2003                 1,481                 766                  2,148              4,395

     Deferred expenses & other                   448                 342                    413              1,203
     Amortization expense                       (273)                (51)                  (269)              (593)
     Underlying lapse and interest
         rate adjustment                         (17)                  -                      -                (17)
     Pattern of estimated gross
         profit adjustment                         -                 (39)                     -                (39)
                                      -------------------- --------------------- --------------------- ---------------
     Balance December 31, 2004                $1,639              $1,018                 $2,292             $4,949
     -------------------------------- -------------------- --------------------- --------------------- ---------------

VALUE OF INSURANCE IN FORCE

The value of insurance in force totaled $97 million and $112 million at December 31, 2004 and 2003, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $14 million, $18 million and $25 million for the year ended December 31, 2004, 2003 and 2002, respectively. Amortization expense related to the value of insurance in force is estimated to be $16 million in 2005, $15 million in 2006, $13 million in 2007, $9 million in 2008 and $7 million in 2009.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2004 and December 31, 2003, the Company had $48.2 billion and $43.5 billion of life and annuity deposit funds and reserves, respectively, as follows:

($ IN MILLIONS)                         December 31, 2004   December 31, 2003
Subject to discretionary withdrawal:
    With fair value adjustments              $ 7,541             $ 6,974
    Subject to surrender charges               4,852               6,057
    Surrenderable without charge               8,105               5,756
                                             -------             -------
    Total                                    $20,498             $18,787

Not subject to discretionary withdrawal:     $27,730             $24,693
                                             -------             -------
    Total                                    $48,228             $43,480
                                             =======             =======

Average surrender charges included in the subject to surrender charge category above are 6.5% and 5.0%, respectively. In addition, during the payout phase, these funds are credited at significantly reduced interest rates. There are $519 million and $550 million of life insurance reserves included in surrenderable without charge at December 31, 2004 and December 31, 2003, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $14.2 billion. These GICs have a weighted average interest rate of 4.23% and scheduled maturities are as follows:

($ IN MILLIONS)         FIXED GIC        VARIABLE GIC            TOTAL
                      -------------- ------------------- ----------------------
2005                     $ 1,237            $4,006             $ 5,243
2006                       1,862                 -               1,862
2007                       1,561                 -               1,561
2008                       1,343                 -               1,343
2009                       1,393                 -               1,393
2010 and thereafter        2,835                 -               2,835
                         -------            ------             -------
          Total          $10,231            $4,006             $14,237
                         =======            ======             =======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

7.   FEDERAL INCOME TAXES

EFFECTIVE TAX RATE

 ($ IN MILLIONS)
------------------------------------ -------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31,          2004           2003          2002
------------------------------------ -------------- -------------- -------------
Income before federal income taxes       $2,083        $1,829        $1,503
Statutory tax rate                           35%           35%           35%
------------------------------------ -------------- -------------- -------------
Expected federal income taxes               729           640           526
Tax effect of:
     Non-taxable investment income          (93)          (91)          (62)
     Tax reserve release                    (23)          (79)          (43)
     Other, net                             (11)            1             -
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============
Effective tax rate                           29%           26%           28%
------------------------------------ -------------- -------------- -------------
COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                         $530          $330          $217
     Foreign                                 33            30            19
------------------------------------ -------------- -------------- -------------
     Total                                  563           360           236
------------------------------------ -------------- -------------- -------------
Deferred:
     United States                           40           108           182
     Foreign                                 (1)            3             3
------------------------------------ -------------- -------------- -------------
     Total                                   39           111           185
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2004, 2003 and 2002 were $3 million, $3 million and $(17) million, respectively.

The net deferred tax liability at December 31, 2004 and 2003 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------- ----------------- ---------------
($ IN MILLIONS)                                          2004          2003
--------------------------------------------- ----------------- ---------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves             $629           $574
     Operating lease reserves                              47             52
     Employee benefits                                    195            201
     Other                                                232            392
--------------------------------------------- ----------------- ---------------
           Total                                        1,103          1,219
--------------------------------------------- ----------------- ---------------
Deferred Tax Liabilities:
     Deferred acquisition costs and
       value of insurance in force                     (1,365)        (1,225)
     Investments, net                                  (1,809)        (1,795)
     Other                                               (149)          (229)
--------------------------------------------- ----------------- ---------------
            Total                                      (3,323)        (3,249)
--------------------------------------------- ----------------- ---------------
Net Deferred Tax Liability                            $(2,220)       $(2,030)
--------------------------------------------- ----------------- ---------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

TIC had $325 million and $52 million payable to Citigroup at December 31, 2004 and 2003, respectively, related to the Agreement.

At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. At current rates the maximum amount of such tax would be approximately $326 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

8.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $842 million, $1,104 million and $256 million for the years ended December 31, 2004, 2003 and 2002, respectively. The Company's statutory capital and surplus was $7.9 billion and $7.6 billion at December 31, 2004 and 2003, respectively.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $908 million is available by the end of the year 2005 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TIC has requested approval to effect certain of the distributions described in Note 17 as an extraordinary dividend. See Note 17. In accordance with the Connecticut statute, TLAC may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $263 million to TIC in 2005 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $773 million, $545 million and $586 million in 2004, 2003 and 2002, respectively.

The Company's 2004 dividends were paid in the following amounts: $467.5 million on March 30; $152.5 million on June 30; and $152.5 million on September 30. Due to the timing of the payments, these dividends were considered extraordinary.

In addition to the aforementioned quarterly dividends, the Company also made a dividend consisting of all the issued and outstanding shares of TLARC on December 15, 2004. TLARC was valued at $250,000 and was considered to be an ordinary dividend. See Notes 4 and 13 for further discussion of TLARC.

In December 2004, the Company requested and received prior approval from the State of Connecticut Insurance Department to pay an extraordinary dividend on January 3, 2005. Under Connecticut law, the ordinary dividend limitation amount is based upon the cumulative total of all dividend payments made within

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

the preceding twelve months. The Company's proposed dividend payment of $302.5 million payable on January 3, 2005 exceeded the ordinary dividend limitation by approximately $167 million, based on the 2005 dividend limit of $908 million. The State of Connecticut Insurance Department approved the request on December 19, 2004. TIC paid the dividend to its parent on January 3, 2005.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:


                                                  NET UNREALIZED                                             ACCUMULATED OTHER
                                                     GAIN/LOSS      FOREIGN CURRENCY        DERIVATIVE       CHANGES IN EQUITY
($ IN MILLIONS)                                    ON INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                    SECURITIES         ADJUSTMENTS      HEDGING ACTIVITIES        SOURCES
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, JANUARY 1, 2002                                $186                $(3)              $(109)                 $74
Unrealized gains on investment securities,
   net of tax of $167                                    308                  -                  -                   308
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(78)           144                  -                  -                   144
Foreign currency translation adjustment, net
   Of tax of $2                                           -                   3                  -                     3
Less: Derivative instrument hedging activity
   losses, net of tax of $(42)                            -                   -                 (75)                 (75)
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            452                  3                 (75)                 380
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2002                               638                  -                (184)                 454
Unrealized gains on investment securities,
   net of tax of $414                                    805                  -                   -                  805
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(6)             12                  -                   -                   12
Foreign currency translation adjustment, net
  of tax of $3                                             -                  4                   -                    4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                                -                  -                  85                   85
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            817                  4                  85                  906
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2003                             1,455                  4                 (99)               1,360
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
Unrealized gains on investment securities,
   net of tax of $58                                    139                   -                   -                  139
Less: Reclassification adjustment for gains
   included in net income, net of tax of $1              (1)                  -                   -                   (1)
Foreign currency translation adjustment, net
   Of tax of $0                                           -                   1                   -                    1
Add: Derivative instrument hedging activity
   gains, net of tax of $53                                -                  -                  98                   98
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            138                  1                  98                  237
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2004                            $1,593                 $5                $ (1)              $1,597
------------------------------------------------- ---------------- -------------------- -------------------- -------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2004, 2003 and 2002.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed Travelers Property Casualty Corporation's (TPC) share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. See Note 14. The Company's share of net expense for this plan was insignificant for 2004, 2003 and 2002.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in both 2004 and 2003 and $18 million in 2002.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See
Note 13.

10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $22 million, $21 million, and $24 million in 2004, 2003 and 2002, respectively.

-------------------------- ----------------------- ---------------------
YEAR ENDING DECEMBER 31,      MINIMUM OPERATING       MINIMUM CAPITAL
($ IN MILLIONS)                RENTAL PAYMENTS        RENTAL PAYMENTS
-------------------------- ----------------------- ---------------------
2005                                $ 51                    $ 5
2006                                  58                      5
2007                                  58                      6
2008                                  56                      6
2009                                  48                      6
Thereafter                            31                     12
-------------------------- ----------------------- ---------------------
Total Rental Payments               $302                    $40
========================== ======================= =====================

Future sublease rental income of approximately $54 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $120 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies designed to enhance portfolio returns.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. In addition, the Company enters into interest rate futures contracts in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. In addition, the Company enters into interest rate swaps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company enters into interest rate caps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. In addition, the Company enters into interest rate caps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate caps, the Company pays a premium and is entitled to receive cash payments equal to the excess of the market interest rates over the strike prices multiplied by the notional principal amount. Interest rate cap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004, the Company held collateral under these contracts amounting to approximately $813.0 million.

The table below provides a summary of the notional and fair value of derivatives by type:


($ IN MILLIONS)                                       DECEMBER 31, 2004                      DECEMBER 31, 2003
                                                                 FAIR VALUE                           FAIR VALUE
                                                          -------------------------             ------------------------
                                             Notional                               Notional
DERIVATIVE TYPE                               Amount        Assets    Liabilities     Amount     Assets    Liabilities
                                           -------------- ----------- ------------- ----------- ---------- -------------
Interest rate, equity and currency
   swaps                                        $8,926.0      $910.4        $158.7    $7,422.3     $685.7        $178.9
Financial futures                                1,421.0            -            -       790.2          -             -
Interest rate and equity options                 1,354.8       189.1             -       754.4      182.1             -
Currency forwards                                  510.1           -           8.9       352.4        0.3           7.3
Credit derivatives                                 427.4         4.1           3.4       209.5        5.2           0.6
Interest rate caps                                 117.5         3.1             -           -          -             -
                                           -------------- ----------- ------------- ----------- ---------- -------------
          TOTAL                                $12,756.8    $1,106.7        $171.0    $9,528.8     $873.3        $186.8
                                           -------------- ----------- ------------- ----------- ---------- -------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:


                                                 Year Ended               Year Ended
  In millions of dollars                      December 31, 2004       December 31, 2003
  ---------------------------------------- ------------------------ -----------------------
  Hedge ineffectiveness recognized
      related to fair value hedges               $(33.2)                      $(23.2)

  Hedge ineffectiveness recognized
      related to cash flow hedges                   6.1                         (3.4)

  Net loss recorded in accumulated
      other changes in equity from
      nonowner sources related to
      net investment hedges                        (0.6)                       (33.6)

  Net loss from economic
      hedges recognized in earnings               (20.1)                        (1.6)


During the years ended December 31, 2004 and 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is $(76.1) million.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $375.5 million and $253.5 million at December 31, 2004 and 2003, respectively. The Company had unfunded commitments of $1,075.8 million and $527.8 million to these partnerships at December 31, 2004 and 2003, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2004 and 2003, investments in fixed maturities had a carrying value and a fair value of $47.7 billion and $42.3 billion, respectively. See Notes 1 and 3.

At December 31, 2004, mortgage loans had a carrying value of $2.1 billion and a fair value of $2.2 billion and at year-end 2003 had a carrying value of $1.9 billion and a fair value of $2.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2004 and 2003, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $150 million were received in both 2004 and 2003 and $125 million was received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2004 and 2003. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2004, 2003 and 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2004, contractholder funds with defined maturities had a carrying value of $15.2 billion and a fair value of $15.6 billion, compared with a carrying value and a fair value of $13.5 billion and $13.7 billion at December 31, 2003. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $14.4 billion and a fair value of $14.1 billion at December 31, 2004, compared with a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003. These contracts generally are valued at surrender value.

The carrying values of $567 million and $698 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying value of $3.0 billion and $2.5 billion of financial instruments classified as other liabilities at December 31, 2004 and 2003 also approximated their fair values at both December 31, 2004 and 2003. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003. This separate account was fully consolidated in 2004 per the adoption of SOP 03-1. See Note 1.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2004 is $1.1 billion, included in contractholder funds. The Company holds $60.3 million of common stock of the Bank, included in equity securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2004 is $466 million. The Company does not hold any collateral related to this guarantee.

13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004. The Company paid Citigroup and its subsidiaries $41.0 million, $55.3 million and $56.9 million in 2004, 2003 and 2002, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2004 and 2003, were insignificant.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. See Note 14. These reimbursements totaled $27.4 million, $34.3 million and $15.5 million in 2004, 2003 and 2002, respectively.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $3.3 billion at both December 31, 2004 and 2003, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2004 and 2003, the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets, Inc. (CGMI), of $361.5 million and $238.5 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2004 and 2003, carried at cost. Dividends received on these investments were $203 million in both 2004 and 2003 and $178 million in 2002. See Notes 11 and 17.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $92.9 million and $166.3 million at December 31, 2004 and 2003, respectively. Income of $54.2 million, $18.6 million and $99.7 million was earned on these investments in 2004, 2003 and 2002, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $45.3 million and $48.3 million at December 31, 2004 and 2003, respectively. Income of $4.5 million, $33.9 million and $0 were earned on this investment in 2004, 2003 and 2002, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers, including SB. These transactions are conducted on an arm's-length basis. Amounts due to SB were $363.7 million and $134.4 million at December 31, 2004 and 2003, respectively.

The Company markets deferred annuity products and life insurance through its affiliate, Smith Barney (SB), a division of CGMI. Annuity deposits related to these products were $877 million, $835 million, and $1.0 billion in 2004, 2003 and 2002, respectively. Life

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

premiums were $137.5 million, $114.9 million and $109.7 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $71.9 million, $70.3 million and $77.0 million in 2004, 2003 and 2002, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.5 billion, $1.4 billion and $1.6 billion in 2004, 2003 and 2002, respectively. Commissions and fees paid to CitiStreet were $45.9 million, $52.9 million and $54.0 million in 2004, 2003 and 2002, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $525 million, $357 million and $321 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $44.3 million, $29.8 million and $24.0 million in 2004, 2003 and 2002, respectively.

Primerica Financial Services, Inc. (PFS), an affiliate, is a distributor of products for TLA. PFS or its affiliates sold $983 million, $714 million and $787 million of individual annuities in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $75.4 million, $58.1 million and $60.4 million in 2004, 2003 and 2002, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. The fees paid by Primerica Life were $15 million in 2004 and $12.5 million in each of 2003 and 2002.

During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $1,071 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $1,054 million in 2004. The net amount paid was $17 million and reported as a reduction of other income. See Note 4.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2004, 2003 and 2002.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2004, 2003 and 2002.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On April 1, 2004 TPC merged with a subsidiary of The St. Paul Companies to form St. Paul Travelers.

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. In 2002, prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)

     Citigroup Series YYY Preferred Stock                     $2,225
     TLA Holdings LLC                                            142
     Cash and other assets                                       189
     Pension, postretirement, and post-
           employment benefits payable                          (279)
     Deferred tax assets                                          98
     Deferred tax liabilities                                   (779)
                                                              --------
                                                              $1,596
                                                              ========

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company paid TPC $4.9 million and $33.6 million in 2003 and 2002, respectively, for these services. In 2004, The Company did not receive these services.

The Company has a license from St. Paul Travelers to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:


-------------------------------------------------- ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31,                       2004         2003         2002
($ IN MILLIONS)
-------------------------------------------------- ------------ ------------ ------------
Net Income                                           $1,481       $1,358       $1,082
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                          (16)         (37)         322
       Deferred federal income taxes                     (9)          58          185
       Amortization of deferred policy
         acquisition costs                              649          501          393
       Additions to deferred policy acquisition
         costs                                       (1,203)        (960)        (879)
       Investment income                                106         (503)        (119)
       Premium balances                                  (8)           8           (7)
       Insurance reserves and accrued expenses          604          832          493
       Other                                            (79)        (443)        (402)
-------------------------------------------------- ------------ ------------ ------------
Net cash provided by operations                      $1,525         $814       $1,068
-------------------------------------------------- ------------ ------------ ------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2004, significant non-cash investing and financing activities include the minority interest reversal of joint ventures held by TPC in the amount of $(58) million. In 2003, these activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $53 million and the inclusion of the TPC minority interest in joint ventures in the amount of $63 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17.  SUBSEQUENT EVENT

On January 31, 2005, Citigroup announced that it had agreed to sell TIC, including TLAC and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed during this summer.

The Company's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company (Primerica
Life), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the Dispositions). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

18. EVENTS (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT

METLIFE, INC. TRANSACTION

On July 1, 2005 (the "Acquisition Date"), the Company and other affiliated entities, including substantially all of Citigroup's international insurance businesses, and excluding Primerica Life and its subsidiaries, were acquired by MetLife from CIHC for $12.0 billion.

Consideration paid by MetLife for the purchase consisted of approximately $10.9 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of approximately $1.0 billion to Citigroup and approximately $100 million in other transaction costs. Consideration paid to Citigroup will be finalized subject to review of the June 30, 2005 financial statements of Travelers by both MetLife and Citigroup and the interpretation of the provisions of the acquisition agreement (the "Acquisition Agreement") by both parties.

In accordance with Statement of Financial Accounting Standard ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition is being accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the Acquisition Date. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 54, Push Down Basis of Accounting in Financial Statements of a Subsidiary, the purchase method of accounting applied by Metlife to the acquired assets and liabilities associated with the Company has been "pushed down" to the Company. The effect of "push down" accounting on the Company's net assets resulted i n a $1.2 billion decrease i n the Company's equity. Reflected in this charge is an allocation of $814 million of goodwill relating to the acquisition. The fair value of certain assets acquired and liabilities assumed, including goodwill, may be adjusted during the allocation period due to finalization of the purchase price to be paid to Citigroup, agreement between Citigroup and MetLife as to the tax basis purchase price to be allocated to the acquired subsidiaries, and receipt of information regarding the estimation of certain fair values. In no case will the adjustments extend beyond one year from the acquisition date. These adjustments may have a material effect on the financial statements of the Company.

In connection with the Acquisition, MetLife also filed with the State of Connecticut Insurance Department (the "Department") an Amended and Restated Form A Statement Regarding the Acquisition of Control of or Merger with a Domestic Insurer, dated April 19, 2005 (the "Form A"), seeking the approval of the Department to acquire control of the Company. The Form A was approved by the Department on June 30, 2005. The Form A includes MetLife's post-Acquisition business plan and financial projections for the Company after the closing date. The Company will generally phase out the products that it currently issues by the end of 2006 which may, over time, result in fewer assets and liabilities. The Company may, however, determine to introduce new products in the future.

Prior to the sale, certain restructuring transactions were required pursuant to the Agreement. The following transfers to CIHC occurred on June 30, 2005:

1. All TIC's membership in Keeper Holdings LLC, which holds an interest in CitiStreet LLC;

2. All TIC's shares of Citigroup Series YYY and YY preferred stock;

3. All TIC's shares of American Financial Life Insurance Company stock;

4. All TIC's shares of Primerica Life stock;

5. All TIC's obligations in the amount of $105 million and the related deferred tax assets of $37 million and cash in the amount of $68 million associated with the Connecticut River Plaza lease;

6. All owned intellectual property and all trademarks used in connection with products offered only by or through the Company. This includes, but is not limited to, the "umbrella" trademark and umbrella design trademark, and any trademarks which include the terms "citi," "Citi," the arc design and the blue wave design;

7. All TIC's net obligations in the amount of $443 million related to non-qualified employee benefit plans (including retiree welfare, pension, long-term disability, workers compensation and deferred compensation obligations) and associated assets consisting of $191 million in cash, and other assets, including a deferred tax asset, totaling $252 million; and

8. All TIC's obligations and rights related to future gains and losses under all policies providing long-term care benefits.

The State of Connecticut Insurance Department approved the extraordinary dividend of all TIC's ownership interests and obligations as included in items 1 through 6, and 8 as set forth above. Restructuring transaction item number 7, as set forth above, was accounted for as an asset/liability transfer, and did not require approval from the State of Connecticut Insurance Department.

LITIGATION

A former registered representative of Tower Square Securities, Inc. (Tower Square), a broker-dealer subsidiary of TIC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and the National Association of Securities Dealers (NASD) are also reviewing this matter. Tower Square intends to fully cooperate with the SEC, the NASD and the Department of Banking. One arbitration matter was commenced in June 2005 against Tower Square and the other unaffiliated broker-dealers with whom the registered representative was formerly registered. It is reasonably possible that other matters will be brought regarding this matter. Tower Square intends to defend itself vigorously in all such cases.

In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

See Note 12 for further discussion.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of March 28, 2005, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

---------------------------------------------------------------------- -------------- -------------- ------------------------
TYPE OF INVESTMENT                                                                                       AMOUNT SHOWN IN
                                                                           COST           VALUE          BALANCE SHEET(1)
---------------------------------------------------------------------- -------------- -------------- ------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           authorities                                                      $6,582         $6,840              $6,840
         States, municipalities and political subdivisions                     364            404                 404
         Foreign governments                                                   847            927                 927
         Public utilities                                                    2,516          2,710               2,710
         Convertible bonds and bonds with warrants attached                    228            245                 245
         All other corporate bonds                                          34,601         36,373              36,373
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Bonds                                                   45,138         47,499              47,499
     Redeemable preferred stocks                                               176            216                 216
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Fixed Maturities                                             45,314         47,715              47,715
---------------------------------------------------------------------- -------------- -------------- ------------------------
Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                                   13             17                  17
         Industrial, miscellaneous and all other                               140            177                 177
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Common Stocks                                              153            194                 194
     Nonredeemable preferred stocks                                            169            173                 173
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Equity Securities                                               322            367                 367
---------------------------------------------------------------------- -------------- -------------- ------------------------
Mortgage Loans                                                               2,124                              2,124
Real Estate Held For Sale                                                       37                                 37
Policy Loans                                                                 1,121                              1,121
Short-Term Securities                                                        3,731                              3,731
Trading Securities                                                           1,360                              1,360
Other Investments(2)(3)(4)                                                   1,341                              1,341
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Investments                                                 $55,350                            $57,796
====================================================================== ============== ============== ========================


(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,           OTHER POLICY
                                       POLICY          LOSSES, CLAIMS      CLAIMS AND                  NET           BENEFITS,
                                       ACQUISITION     AND LOSS            BENEFITS       PREMIUM      INVESTMENT    CLAIMS AND
                                       COSTS           EXPENSES(1)         PAYABLE        REVENUE      INCOME        LOSSES(2)
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
        2004
Travelers Life & Annuity                $2,771           $46,452             $581            $911         $3,012        $2,716
Primerica                                2,178             3,696              180           1,315            336           560
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,949           $50,148             $761          $2,226         $3,348        $3,276
=================================== ================ ================ ================= ============ =============== ============
        2003
Travelers Life & Annuity                $2,361           $42,023             $532          $1,082         $2,743        $2,816
Primerica                                2,034             3,500              161           1,245            315           534
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,395           $45,523             $693          $2,327         $3,058        $3,350
=================================== ================ ================ ================= ============ =============== ============
       2002
Travelers Life & Annuity                $2,043           $37,774             $461           $ 730         $2,646        $2,404
Primerica                                1,893             3,261              147           1,194            290           527
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
=================================== ================ ================ ================= ============ =============== ============

----------------------------------- ------------------- ------------- ----------
                                    AMORTIZATION OF
                                    DEFERRED POLICY      OTHER
                                    ACQUISITION          OPERATING     PREMIUMS
                                    COSTS                EXPENSES      WRITTEN
----------------------------------- ------------------- ------------- ----------
        2004
Travelers Life & Annuity                  $400             $259            $911
Primerica                                  249              228           1,310
----------------------------------- ------------------- ------------- ----------
Total                                     $649             $487          $2,221
=================================== =================== ============= ==========
        2003
Travelers Life & Annuity                  $266             $240          $1,093
Primerica                                  235              219           1,251
----------------------------------- ------------------- ------------- ----------
Total                                     $501             $459          $2,344
=================================== =================== ============= ==========
       2002
Travelers Life & Annuity                  $174             $190           $ 729
Primerica                                  219              217           1,184
----------------------------------- ------------------ ------------ ------------
Total                                     $393             $407          $1,913
=================================== ================== ============ ============


(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
                                                                                                             PERCENTAGE OF
                                                             CEDED TO OTHER    ASSUMED FROM                 AMOUNT ASSUMED
                                              GROSS AMOUNT      COMPANIES     OTHER COMPANIES  NET AMOUNT       TO NET
       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
     2004
       Life Insurance In Force                     $646,184        $397,411          $3,470        $252,243          1.4%

       Premiums:
            Life insurance                         $  2,609        $    460          $    1        $  2,150            -
            Accident and health insurance               305             229               -              76            -
            Property casualty                             1               1               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,915        $    690          $    1        $  2,226            -
                                                   ========        ========          ======        ========       ======
      2003
       Life Insurance In Force                     $593,006        $356,298          $3,519        $240,227          1.4%

       Premiums:
            Life insurance                         $  2,672        $    419          $    1        $  2,254            -
            Accident and health insurance               308             235               -              73            -
            Property casualty                            21              21               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  3,001        $    675          $    1        $  2,327            -
                                                   ========        ========          ======        ========       ======
      2002
       Life Insurance In Force                     $549,066        $321,940          $3,568        $230,694          1.5%

       Premiums:
            Life insurance                         $  2,227          $  377          $    -        $  1,850            -
            Accident and health insurance               316             242               -              74            -
            Property casualty                           109             109               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,652        $    728          $    -        $  1,924            -
                                                   ========        ========          ======        ========       ======


                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415















































L-20577S                                                           December 2005